AGREEMENT AND PLAN OF MERGER

                              BY AND AMONG

                      NETWORK LONG DISTANCE, INC.,

                        WATER ACQUISITION CORP.,

               EASTERN TELECOM INTERNATIONAL CORPORATION,

                                   AND

                   THE SHAREHOLDERS OF EASTERN TELECOM
                        INTERNATIONAL CORPORATION

                             APRIL 25, 1997







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                            TABLE OF CONTENTS

ARTICLE I
     THE MERGER. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
     Section 1.1    The Merger . . . . . . . . . . . . . . . . . . . . .1
     Section 1.2    Effective Time . . . . . . . . . . . . . . . . . . .1
     Section 1.3    Effects of the Merger. . . . . . . . . . . . . . . .2
     Section 1.4    Articles of Incorporation and Bylaws . . . . . . . .2
     Section 1.5    Officers and Directors . . . . . . . . . . . . . . .2
     Section 1.6    Further Actions. . . . . . . . . . . . . . . . . . .2

ARTICLE II
     CONVERSION AND EXCHANGE OF SHARES, CLOSING. . . . . . . . . . . . .2
     Section 2.1    Conversion and Exchange of Shares. . . . . . . . . .2
     Section 2.2    Date, Time and Place of Closing. . . . . . . . . . .5
     Section 2.3    Deliveries by EASTERN and the
                    Shareholders at Closing. . . . . . . . . . . . . . .5
     Section 2.4    Deliveries by NETWORK at Closing . . . . . . . . . .6
     Section 2.5    Post Closing Adjustments . . . . . . . . . . . . . .7
     Section 2.6    Payments of Adjusted Merger Consideration. . . . . 10
     Section 2.7    Shareholders' Representative . . . . . . . . . . . 10

ARTICLE III
     REPRESENTATIONS AND WARRANTIES OF EASTERN AND THE SHAREHOLDERS. . 11
     Section 3.1    Corporate Existence. . . . . . . . . . . . . . . . 11
     Section 3.2    Subsidiaries . . . . . . . . . . . . . . . . . . . 11
     Section 3.3    Capitalization . . . . . . . . . . . . . . . . . . 11
     Section 3.4    Binding Effect . . . . . . . . . . . . . . . . . . 12
     Section 3.5    Execution and Delivery Permitted . . . . . . . . . 12
     Section 3.6    Financial Statements . . . . . . . . . . . . . . . 13
     Section 3.7    Absence of Certain Changes . . . . . . . . . . . . 14
     Section 3.8    No Undisclosed Liabilities . . . . . . . . . . . . 15
     Section 3.9    Evaluation Materials . . . . . . . . . . . . . . . 16
     Section 3.10   Benefit Plans; ERISA . . . . . . . . . . . . . . . 16
     Section 3.11   Litigation . . . . . . . . . . . . . . . . . . . . 18
     Section 3.12   Compliance with Laws . . . . . . . . . . . . . . . 19
     Section 3.13   Tax Returns. . . . . . . . . . . . . . . . . . . . 19
     Section 3.14   Indebtedness . . . . . . . . . . . . . . . . . . . 20
     Section 3.15   Banks. . . . . . . . . . . . . . . . . . . . . . . 20
     Section 3.16   Contracts. . . . . . . . . . . . . . . . . . . . . 20
     Section 3.17   Titles, Real Property Matters. . . . . . . . . . . 20
     Section 3.18   Environmental Matters. . . . . . . . . . . . . . . 21
     Section 3.19   Broker's Fees. . . . . . . . . . . . . . . . . . . 22

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     Section 3.20   Labor Matters. . . . . . . . . . . . . . . . . . . 22
     Section 3.21   Conflicts of Interest. . . . . . . . . . . . . . . 22
     Section 3.22   Insurance Coverage . . . . . . . . . . . . . . . . 22
     Section 3.23   Full Disclosure. . . . . . . . . . . . . . . . . . 22
     Section 3.24   Correct Records. . . . . . . . . . . . . . . . . . 23
     Section 3.25   Investment Representations . . . . . . . . . . . . 23
     Section 3.26   Expenses . . . . . . . . . . . . . . . . . . . . . 24
     Section 3.27   Board of Directors Representation. . . . . . . . . 24
     Section 3.28   Advisability of Merger . . . . . . . . . . . . . . 24

ARTICLE IV
     COVENANTS OF EASTERN AND THE SHAREHOLDERS . . . . . . . . . . . . 24
     Section 4.1    Maintenance of Business. . . . . . . . . . . . . . 24
     Section 4.2    Negative Covenants . . . . . . . . . . . . . . . . 25
     Section 4.3    Organization, Goodwill . . . . . . . . . . . . . . 26
     Section 4.4    Access to Facilities, Files and Records. . . . . . 26
     Section 4.5    Third Party Consents . . . . . . . . . . . . . . . 26
     Section 4.6    Securities Laws. . . . . . . . . . . . . . . . . . 27
     Section 4.7    Communications Laws. . . . . . . . . . . . . . . . 27
     Section 4.8    Notice of Proceedings. . . . . . . . . . . . . . . 27
     Section 4.9    Delivery of EASTERN's Shareholder Lists. . . . . . 27
     Section 4.10   Confidentiality. . . . . . . . . . . . . . . . . . 28
     Section 4.11   No Solicitation. . . . . . . . . . . . . . . . . . 28
     Section 4.12   Recommendation and Approval of Merger. . . . . . . 28
     Section 4.13   Audited Financial Statements . . . . . . . . . . . 28
     Section 4.14   Public Announcements . . . . . . . . . . . . . . . 29
     Section 4.15   Adverse Events . . . . . . . . . . . . . . . . . . 29
     Section 4.16   Employees. . . . . . . . . . . . . . . . . . . . . 29
     Section 4.17   Broker's Fees. . . . . . . . . . . . . . . . . . . 30
     Section 4.18   Retention of Staff . . . . . . . . . . . . . . . . 30
     Section 4.19   Shareholders' Approval . . . . . . . . . . . . . . 30
     Section 4.20   Tax Returns. . . . . . . . . . . . . . . . . . . . 30

ARTICLE V
     REPRESENTATIONS AND WARRANTIES OF NETWORK AND
     ACQUISITION . . . . . . . . . . . . . . . . . . . . . . . . . . . 30
     Section 5.1    Corporate Existence. . . . . . . . . . . . . . . . 30
     Section 5.2    Corporate Power and Authority. . . . . . . . . . . 30
     Section 5.3    Capitalization . . . . . . . . . . . . . . . . . . 31
     Section 5.4    Execution and Delivery Permitted . . . . . . . . . 31
     Section 5.5    Binding Effect . . . . . . . . . . . . . . . . . . 31
     Section 5.6    Reports and Financial Statements . . . . . . . . . 32
     Section 5.7    Absence of Certain Changes . . . . . . . . . . . . 32
     Section 5.8    Litigation . . . . . . . . . . . . . . . . . . . . 34

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     Section 5.9    Compliance with Laws . . . . . . . . . . . . . . . 34
     Section 5.10   Issuance of Shares . . . . . . . . . . . . . . . . 35
     Section 5.11   No Undisclosed Liabilities . . . . . . . . . . . . 35
     Section 5.12   Benefit Plans; ERISA.. . . . . . . . . . . . . . . 35
     Section 5.13   Broker's Fees. . . . . . . . . . . . . . . . . . . 36
     Section 5.14   Labor  Matters . . . . . . . . . . . . . . . . . . 36
     Section 5.15   Full Disclosure. . . . . . . . . . . . . . . . . . 36
     Section 5.16   Expenses . . . . . . . . . . . . . . . . . . . . . 36
     Section 5.17   Environmental Matters. . . . . . . . . . . . . . . 36
     Section 5.18   Correct Records. . . . . . . . . . . . . . . . . . 37
     Section 5.19   Board of Directors Representation. . . . . . . . . 37
     Section 5.20   Advisability of Merger . . . . . . . . . . . . . . 37

ARTICLE VI
     COVENANTS OF NETWORK. . . . . . . . . . . . . . . . . . . . . . . 37
     Section 6.1    Maintenance of Business. . . . . . . . . . . . . . 37
     Section 6.2    Negative Covenants . . . . . . . . . . . . . . . . 38
     Section 6.3    Organization, Goodwill . . . . . . . . . . . . . . 38
     Section 6.4    Access to Facilities, Files and Records. . . . . . 39
     Section 6.5    Corporate Action . . . . . . . . . . . . . . . . . 39
     Section 6.6    Confidentiality. . . . . . . . . . . . . . . . . . 39
     Section 6.7    Notice of Proceedings. . . . . . . . . . . . . . . 40
     Section 6.8    Director Representation. . . . . . . . . . . . . . 40
     Section 6.9    Third Party Consents; Guarantees . . . . . . . . . 41
     Section 6.10   Securities Laws. . . . . . . . . . . . . . . . . . 41
     Section 6.11   Communications Laws. . . . . . . . . . . . . . . . 41
     Section 6.12   Notice of Proceedings.   . . . . . . . . . . . . . 41
     Section 6.13   Adverse Events . . . . . . . . . . . . . . . . . . 42
     Section 6.14   Broker's Fees. . . . . . . . . . . . . . . . . . . 42
     Section 6.15   Other Transactions . . . . . . . . . . . . . . . . 42

ARTICLE VII
     CONDITIONS TO CLOSING . . . . . . . . . . . . . . . . . . . . . . 42
     Section 7.1    NETWORK and Acquisition Conditions to Closing. . . 42
     Section 7.2    EASTERN and Shareholder Conditions to Closing. . . 44
     Section 7.3    Mutual Covenants and Conditions to Obligations of
                    EASTERN and NETWORK. . . . . . . . . . . . . . . . 46

ARTICLE VIII
     INDEMNIFICATION . . . . . . . . . . . . . . . . . . . . . . . . . 46
     Section 8.1    Shareholders' Litigation Indemnity Agreements. . . 46
     Section 8.2    Shareholders' Other Indemnity Agreements . . . . . 47
     Section 8.3    NETWORK's Indemnity Agreements . . . . . . . . . . 47
     Section 8.4    Limitation . . . . . . . . . . . . . . . . . . . . 47

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     Section 8.5    Procedure for General Claims . . . . . . . . . . . 48
     Section 8.6    Procedure for Third Party Claims . . . . . . . . . 48

ARTICLE IX
     MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . 50
     Section 9.1    Survival . . . . . . . . . . . . . . . . . . . . . 50
     Section 9.2    Termination of Transactions; Termination Fee . . . 50
     Section 9.3    Effect of Termination or Abandonment . . . . . . . 51
     Section 9.4    Liabilities. . . . . . . . . . . . . . . . . . . . 51
     Section 9.5    Assignment . . . . . . . . . . . . . . . . . . . . 51
     Section 9.6    Further Assurances . . . . . . . . . . . . . . . . 52
     Section 9.7    Notices. . . . . . . . . . . . . . . . . . . . . . 52
     Section 9.8    Entire Agreement . . . . . . . . . . . . . . . . . 53
     Section 9.9    Rules of Construction. . . . . . . . . . . . . . . 53
     Section 9.10   Law Governing. . . . . . . . . . . . . . . . . . . 54
     Section 9.11   Waiver of Provisions . . . . . . . . . . . . . . . 54
     Section 9.12   Successors . . . . . . . . . . . . . . . . . . . . 54
     Section 9.13   Counterparts . . . . . . . . . . . . . . . . . . . 54
     Section 9.14   Public Statements or Releases. . . . . . . . . . . 54
     Section 9.15   Severability . . . . . . . . . . . . . . . . . . . 54
     Section 9.16   No Third Party Beneficiaries . . . . . . . . . . . 55









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                      AGREEMENT AND PLAN OF MERGER

     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made and entered into as of the 25th day of April, 1997, by and among NETWORK LONG DISTANCE, INC., a Delaware corporation ("NETWORK"), WATER ACQUISITION CORP., a Virginia corporation ("Acquisition"), EASTERN TELECOM INTERNATIONAL CORPORATION, a Virginia corporation ("EASTERN"), and the shareholders of EASTERN who have executed this Agreement (collectively, the "Shareholders").

     WHEREAS, EASTERN is engaged in the business of providing communications services;

     WHEREAS, NETWORK has formed Acquisition as a wholly-owned subsidiary in order to effect the merger of Acquisition with and into EASTERN (the "Merger") in accordance with this Agreement and in accordance with the laws of the Commonwealth of Virginia so that, upon consummation of the Merger, EASTERN will be a wholly-owned subsidiary of NETWORK, and Acquisition will cease to exist;

     WHEREAS, it is the intent of the parties that the Merger qualify as a reorganization under Section 368(a)(1)(A) and 368(a)(2)(E) of the Internal Revenue Code of 1986, as amended (the "Code");

     WHEREAS, this Agreement has been approved by the respective boards of directors of NETWORK, Acquisition and EASTERN; and

     WHEREAS, the parties desire to induce each other to enter into this Agreement by making certain representations, warranties and covenants contained herein.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, representations, warranties and promises set forth herein, and in order to prescribe the terms and conditions of the Merger, the parties hereto agree as follows:

                                ARTICLE I
                               THE MERGER

     SECTION 1.1    THE MERGER.  At the Effective Time (as defined in
Section 1.2), upon the terms and subject to the conditions hereof, and in accordance with the Virginia Stock Corporation Act ("VSCA"), Acquisition will be merged with and into EASTERN in the Merger whereupon EASTERN shall continue as the surviving corporation (the "Surviving Corporation"), and the separate corporate existence of Acquisition shall cease.

     SECTION 1.2 EFFECTIVE TIME. Subject to the terms and conditions hereof, the Merger shall be consummated on the Closing Date (as defined in Section 2.2, and simultaneously therewith or as soon as practicable thereafter, the parties shall cause to be filed Articles of

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Merger (the "Articles of Merger") with the Virginia State Corporation
Commission, in such form as is required by, and executed in accordance with, the relevant provisions of the VSCA and shall be effective at such time as such Articles of Merger have been so filed with the Virginia State Corporation Commission and the Virginia State Corporation Commission has accepted for record the Articles of Merger and issued a Certificate of Merger pursuant to Section 13.1-176 of the VSCA (the "Effective Time").

     SECTION 1.3 EFFECTS OF THE MERGER. The Merger shall have the effects set forth in Section 13.1-176 of the VSCA.

     SECTION 1.4 ARTICLES OF INCORPORATION AND BYLAWS. The Articles of Incorporation and the Bylaws of Acquisition as in effect immediately prior to the Effective Time shall be the Articles of Incorporation and the Bylaws of the Surviving Corporation until thereafter amended as provided by law.

     SECTION 1.5 OFFICERS AND DIRECTORS. The officers and directors of EASTERN as of the Effective Time shall be the officers and directors of the Surviving Corporation and will hold office from the Effective Time until their respective successors are duly elected or appointed and qualified in the manner provided in the Articles of Incorporation and Bylaws of the Surviving Corporation or as otherwise provided by law.

     SECTION 1.6 FURTHER ACTIONS. At and after the Effective Time, the Surviving Corporation shall take all action as shall be required in connection with the Merger, including, but not limited to, the execution and delivery of any further deeds, assignments, instruments or documentation as are necessary or desirable to carry out the provisions of this Agreement.

                               ARTICLE II
                         CONVERSION AND EXCHANGE
                           OF SHARES, CLOSING

     SECTION 2.1 CONVERSION AND EXCHANGE OF SHARES. As of the Effective Time, by virtue of the Merger and without any action on the part of any holder of any shares of common stock, no par value, of EASTERN (the "EASTERN Common"):

          (a) All shares of EASTERN Common which are held by EASTERN shall be canceled and retired and shall cease to exist and no stock of NETWORK or other consideration shall be delivered in exchange therefor. All shares of preferred stock of EASTERN which remain outstanding at the Effective Time shall be canceled and retired and shall cease to exist and no stock of NETWORK or other consideration shall be delivered in exchange therefor. Each share of common stock, $.01 par value, of Acquisition shall become a share of the Surviving Corporation's common stock.

                                    2

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          (b)  At the Effective Time, by virtue of the Merger and without any action on the part of NETWORK, EASTERN or the holders of any shares of the EASTERN Common, (i) each share of EASTERN Common, issued and outstanding immediately prior to the Effective Time which under the terms of Section 2.1(d) is to be converted into the right to receive a number of shares of common stock, par value $.0001 per share of NETWORK (the "NETWORK Common") shall be converted into the right to receive a number of shares of NETWORK Common equal to the Exchange Ratio (as hereinafter defined) (collectively, the "Share Consideration"), and (ii) each share of EASTERN Common issued and outstanding immediately prior to the Effective Time which under the terms of Section 2.1(d) is to be converted into the right to receive cash shall be converted into the right to receive an amount in cash equal to the Per Share Consideration (the "Cash Consideration," and together with the Share Consideration, the "Merger Consideration"). All shares of EASTERN Common to be converted into shares of NETWORK Common or the right to receive cash pursuant to this Section 2.1(b) are hereinafter referred to as the "Converted Shares." The Exchange Ratio shall mean a number of shares of NETWORK Common determined by dividing (x) the Per Share Consideration by (y) $8.00, and rounding the result to three decimal places. The Per Share Consideration shall be equal to $31,500,000.00 less the amount of adjusted working capital set forth on Schedule 2.1(b), divided by the number of issued and outstanding shares of EASTERN Common at the Effective Time.

          (c) As soon as practicable following execution of this Agreement, and in no event less than one day prior to the Closing Date, NETWORK will send to each holder of Converted Shares a cash election form (the "Election Form") and other appropriate materials providing for such Shareholder, all in form reasonably satisfactory to EASTERN, subject to the provisions of Section 2.1(d), (i) to elect to receive the Share Consideration with respect to all or any portion of such Shareholder's shares of EASTERN Common ("Share Election") or (ii) to elect to receive the Cash Consideration with respect to all or any portion of such Shareholder's shares of EASTERN Common ("Cash Election"). As of the Election Deadline (as hereinafter defined), any shares of EASTERN Common with respect to which no submission to a designee of NETWORK (the "Exchange Agent") of an effective, properly completed Election Form has been made shall be deemed to be "No-Election Shares."

               (i) Any election to receive the Cash Consideration or the Share Consideration shall have been validly made only if the Exchange Agent shall have received by 8:00 a.m., Kansas City time, on the day prior to the Closing Date (the "Election Deadline") an Election Form properly completed. An election by a Shareholder shall be validly made only if the Exchange Agent shall have received an Election Form properly completed and executed by such Shareholder, together with such Shareholder's stock certificates, duly endorsed for transfer as required in the Election Form. NETWORK shall have the right to make reasonable determinations and to establish reasonable procedures (not inconsistent with the terms of this Agreement) in guiding the Exchange Agent in its

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          determination as to the validity of Election Forms and of any revision, revocation or withdrawal thereof.

               (ii) Any Shareholder who has made an election by submitting an Election Form to the Exchange Agent may at any time prior to the Election Deadline change such Shareholder's election by submitting a revised Election Form, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any Shareholder may at any time prior to the Election Deadline revoke such Shareholder's election by written notice to the Exchange Agent received at any time prior to the Election Deadline.

          (d) As soon as practicable after the Election Deadline (the "Allocation Date"), the Exchange Agent shall effectuate the allocation among Shareholders of rights to receive the Share Consideration or the Cash Consideration in the Merger in accordance with the terms of this
     Section 2.1(d). As is more fully set forth below, the number of shares of EASTERN Common to be converted in the Merger into the right to receive cash shall not exceed $1,500,000.00 divided by the Per Share Consideration (such shares are referred to herein as the "Maximum Cash Election Shares").

               (i) The Exchange Agent shall determine the numbers of Converted Shares for which Cash Elections (the "Cash Election Shares") and Share Elections (the "Share Election Shares") have been received.

               (ii) Each Share Election Share and No-Election Share shall be converted in the Merger into the right to receive the Share Consideration.

               (iii) If Cash Election Shares constitute more than the Maximum Cash Election Shares of the Converted Shares, the Cash Election Shares shall be converted in the Merger into the right to receive cash and shares of NETWORK Common in the following manner: the number of Cash Election Shares covered by a Cash Election which shall be converted into the right to receive the Cash Consideration shall equal the amount obtained by multiplying
          (x) the number of shares of EASTERN Common covered by such Cash Election by (y) a fraction of which the numerator shall be the Maximum Cash Election Shares and the denominator shall be the aggregate number of Cash Election Shares. The balance of such Cash Election Shares shall each be converted into the right to receive the Share Consideration.

               (iv) If Cash Election Shares constitute the Maximum Cash Election Shares or less of the Converted Shares, each Cash Election Share shall be converted in the Merger into the right to receive the Cash Consideration.

          (e) No fractional share of NETWORK Common shall be issued in the Merger. In lieu of such fractional securities, each holder of shares of EASTERN Common who

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     would have otherwise been entitled to a fraction of a share of NETWORK
     Common upon surrender of certificates for exchange pursuant to this
     Article II will be paid an amount (in cash without interest), equal to the fair value of such fractional share based on the Per Share Consideration.

     SECTION 2.2 DATE, TIME AND PLACE OF CLOSING. The Closing of the Merger (the "Closing") shall be held on the fifth business day following the satisfaction or waiver of all of the conditions set forth in Article VII hereof, beginning at 9:00 a.m. Central Time in the offices of Blackwell Sanders Matheny Weary & Lombardi L.C., 2300 Main Street, Kansas City, Missouri or at such other place, time and date as the parties hereto shall mutually agree. The date of the Closing is referred to herein as the "Closing Date."

     SECTION 2.3 DELIVERIES BY EASTERN AND THE SHAREHOLDERS AT CLOSING. At the Closing, and thereafter as may be reasonably requested by NETWORK, EASTERN and the Shareholders shall deliver to NETWORK the following, all in form and content reasonably acceptable to NETWORK and its counsel:

          (a) Certified copies of duly adopted resolutions of the Board of Directors of EASTERN authorizing, approving, and consenting to the execution and delivery of this Agreement, to the consummation of the transactions contemplated herein, and to performance of the agreements set forth herein;

          (b) The waiver, release, consent, estoppel certificate or other document of any person, corporation, association, or other entity of any nature whatsoever, in form reasonably acceptable to NETWORK, which NETWORK in its reasonable judgment deems necessary to consummate the transactions contemplated hereby, and to make the warranties and representations made by EASTERN and the Shareholders in this Agreement true;

          (c) Certificate of Good Standing dated within ten (10) days of the Closing Date from the Virginia Secretary of State;

          (d) An opinion of EASTERN's counsel dated as of the Closing Date in substantially the form set forth on Exhibit 2.3(d) to this Agreement;

          (e)  A duly executed Registration Rights Agreement in the form of
     Exhibit 2.3(e) hereto;

          (f) A duly executed Escrow Agreement in the form of Exhibit 2.3(f) hereto;

          (g) A duly executed Working Capital Escrow Agreement in the form of Exhibit 2.3(g) hereto;

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

          (h) Duly executed Employment Agreements in the forms attached as Exhibits 2.3(h) hereto;

          (i) All corporate minute books, stock ledger and transfer books and all other books and records, and the corporate seal of EASTERN; and

          (j) Such other documents as NETWORK or its counsel may reasonably request.

     SECTION 2.4 DELIVERIES BY NETWORK AT CLOSING. At the Closing, NETWORK will deliver the following, all in form and content reasonably acceptable to EASTERN and the Shareholders' Representative and their counsel:

          (a) Certified copies of duly adopted resolutions of the Board of Directors of NETWORK authorizing, approving, and consenting to the execution and delivery of this Agreement, to the consummation of the transactions contemplated herein, and to performance of the agreements set forth herein;

          (b) The waiver, release, consent, estoppel certificate or other document of any person, corporation, association, or other entity of any nature whatsoever, in form reasonably acceptable to EASTERN, which EASTERN in its reasonable judgment deems necessary to consummate the transactions contemplated hereby, and to make the warranties and representations made by NETWORK in this Agreement true;

          (c) To the Shareholders, the Cash Consideration by cashier's or certified check, or by wire transfer of immediately available funds to accounts designated by the Shareholders, and the Share Consideration, less the number of shares escrowed pursuant to Sections 2.4(d) and 2.4(e), through delivery of stock certificates representing such shares;

          (d) To the escrow agent named in the Escrow Agreement (the "Escrow Agent"), that number of shares from the Share Consideration that are valued at $300,000, based upon a price of $8.00 per share, together with executed stock powers from the Shareholders, to be held pursuant to the terms of the Escrow Agreement attached hereto as
     Exhibit 2.3(f) (the "Escrow Agreement"), to satisfy all or part of any claims for indemnity pursuant to Article VIII hereof;

          (e) To the escrow agent named in the Working Capital Escrow Agreement (the "Working Capital Escrow Agent") (i) that number of shares from the Share Consideration that are valued at $200,000, based upon a price of $8.00 per share, together with executed stock powers from the Shareholders and (ii) $200,000 in cash equivalents as a reserve for all or part of any adjustments pursuant to Section 2.5;

          (f) An opinion of NETWORK's counsel dated as of the Closing Date substantially in the form of Exhibit 2.4(f) hereto;

          (f)  A duly executed Registration Rights Agreement in the form of
     Exhibit 2.3(e);

          (g) A duly executed Escrow Agreement in the form of Exhibit 2.3(f) hereto;

          (h) A duly executed Working Capital Escrow Agreement in the form of Exhibit 2.3 (g) hereto;

          (h) Duly executed Employment Agreements in the forms attached as Exhibits 2.3(h) hereto;

          (i) Certificates of Good Standing dated within ten (10) days of the Closing Date from the Delaware Secretary of State for NETWORK and the Virginia Secretary of State for Acquisition; and

          (j) Such other documents as the Shareholders or their counsel may reasonably request.

     SECTION 2.5 POST CLOSING ADJUSTMENTS. The Merger Consideration set forth in Section 2.1 hereof delivered to the Working Capital Escrow Agent pursuant to Section 2.4 hereof shall be subject to adjustment after the Closing Date as follows:

          (a) As promptly as possible following the Closing Date, the Shareholders' Representative (as defined below) shall cause KPMG Peat Marwick, independent public accountants for EASTERN ("EASTERN's Auditors"), to conduct an audit of the books and records of EASTERN as of March 31, 1997. Not later than forty-five (45) days after the Closing Date, the Shareholders' Representative shall cause EASTERN's Auditors to deliver a consolidated balance sheet of EASTERN as of March 31, 1997, which shall accrue (or disclose in footnotes thereto) all of the adjustments set forth on Schedule 2.1(b) and all other appropriate adjustments (as corrected pursuant to Section 2.5(c) hereof, the "Closing Balance Sheet") to each of the parties to this Agreement and to the Escrow Agent. The Closing Balance Sheet shall be prepared in accordance with generally accepted accounting principles applied consistently with EASTERN's past practice (to the extent that such past practice was in accordance with generally accepted accounting principles), without any adjustments applicable solely as a result of the Merger, and shall be certified without qualification by EASTERN's Auditors. The Closing Balance Sheet shall be accompanied by a statement prepared by EASTERN's Auditors setting forth the basis for the determination of the items and values reflected on the Closing Balance Sheet.

          (b) NETWORK (as defined below) and one firm of independent certified accountants acting on behalf of NETWORK ("NETWORK's Auditors") shall have the right to review the work papers of EASTERN's Auditors utilized in preparing the Closing Balance Sheet, and shall have full access to the books, records, properties and personnel of EASTERN for purposes of verifying the accuracy and fairness of the presentation of the Closing Balance Sheet. NETWORK shall work in good faith and cooperate with the Shareholders' Representative and EASTERN's Auditors in the preparation of the Closing Balance Sheet and the resolution of any dispute in connection therewith pursuant to subparagraph (c) below.

          (c) The values or amounts for each item reflected on the Closing Balance Sheet shall be binding upon NETWORK, unless NETWORK gives written notice within thirty (30) days after receipt of the Closing Balance Sheet, of disagreement with any of the values or amounts shown on the Closing Balance Sheet, specifying as to each such item in reasonable detail, the nature and extent of such disagreement (the "Dispute Notice"). If NETWORK and the Shareholders' Representative are unable to resolve any such disagreement within thirty (30) days after the date of the Dispute Notice, the disagreement shall be submitted to an independent public accounting firm which has not previously provided services to NETWORK or EASTERN. Such independent public accounting firm shall be designated by NETWORK and the Shareholders' Representative to resolve the dispute. If NETWORK and the Shareholders' Representative cannot agree on an independent public accounting firm, they shall ask NETWORK'S Auditor's and EASTERN's Auditors, respectively, to agree upon a "Big Six" accounting firm that has not previously provided services to NETWORK or EASTERN, and the parties shall be deemed to have agreed upon that firm. The firm thus designated shall have sixty (60) days to complete its determination, which shall be final and binding for all purposes. The costs charged by such firm to resolve such dispute shall be borne equally by the parties. If as a result of the resolution of any disputes pursuant to this Section 2.5, any amount shown in the Closing Balance Sheet is determined to be erroneous, such erroneous amount shall be deleted from the Closing Balance Sheet and the correct amount shall be inserted in lieu thereof. The Closing Balance Sheet, as so corrected, shall constitute the Closing Balance Sheet for purposes of this Agreement.

          (d) NETWORK shall pay the fees and disbursements of EASTERN'S Auditors. The fees and disbursements of NETWORK's Auditors in the review of the Closing Balance Sheet shall be paid by NETWORK.

          (e) Immediately upon the expiration of the 30-day period for giving the Dispute Notice, if no Dispute Notice is given, or immediately upon the resolution of disputes, if any, pursuant to this
     Section 2.5, the Merger Consideration shall be adjusted by the aggregate of the adjustments set forth below (as so adjusted, the "Adjusted Merger Consideration"):

               (i) If the Long Term Debt of EASTERN (as defined below) as reflected on the Closing Balance Sheet is less than $1,200,000.00, the difference between such Long Term Debt and $1,200,000.00 shall be added to the Merger Consideration.

               (ii) If the Long Term Debt of EASTERN reflected on the Closing Balance Sheet is greater than $1,200,000.00, the difference between such Long Term Debt and $1,200,000.00 shall be subtracted from the Merger Consideration.

               (iii) If the Working Capital of EASTERN (as defined below) reflected on the Closing Balance Sheet is less than $0, the difference between such Working Capital and $0 shall be subtracted from the Merger Consideration.

               (iv) If the Working Capital of EASTERN reflected on the Closing Balance Sheet is greater than $0, the difference between such Working Capital and $0 shall be added to the Merger Consideration.

               (v) The term "Long Term Debt" is defined as all capital leases and notes payable, including current maturities thereof.

               (vi) The term "Working Capital" is defined as (x) the sum of all cash, marketable securities, cash equivalents, accounts receivable, prepaid expenses and inventory, (y) less the sum of accounts payable, accrued personnel costs, accrued transmission expense, accrued commission expense, accrued taxes payable, reserve for bad debt and credits, margin loan, and an additional $300,000.00, all of which are set forth on Schedule 2.1(b), (z) after provision for payment of fees and expenses of EASTERN and the Shareholders associated with this Agreement and the Merger. For purposes of this calculation, the reserve for bad debt and credits, expressed as a percentage of accounts receivable that includes unbilled accounts receivable and billed accounts receivable on EASTERN's Aging Report attached as Schedule 2.5(e)(vi) (all as audited pursuant to Section 2.5(a)), shall not exceed the actual percentage calculated in the same manner that existed on EASTERN's internally prepared financial reports as of February 28, 1997, as previously disclosed. EASTERN has previously delivered to Network the detail underlying the Aging Report.

     SECTION 2.6 PAYMENTS OF ADJUSTED MERGER CONSIDERATION. Immediately upon expiration of the 30-day period for giving the Dispute Notice, or immediately upon final resolution of any dispute:

          (a) In the event the Adjusted Merger Consideration is less than the Merger Consideration, the number of shares of NETWORK Common (valued at $8.00 per share) representing a value equal to the difference between the Merger Consideration and the Adjusted Merger Consideration shall be returned to NETWORK from the Share Consideration held in escrow pursuant to the Working Capital Escrow Agreement.

          (b) In the event the Adjusted Merger Consideration exceeds the Merger Consideration, the Share Consideration held in escrow pursuant to the Working Capital Escrow Agreement shall be delivered to the Shareholders and, if enough shares of NETWORK Common to make up the difference are not held in escrow (based upon a valuation of $8.00 per share), that amount of funds escrowed pursuant to the Working Capital Escrow Agreement which, when combined with such escrowed shares, is sufficient to make up the difference, shall be delivered to the Shareholders' Representative on behalf of the Shareholders.

          (c) Any remaining obligations of EASTERN and the Shareholders to pay to Michael E. Lincoln an amount equal to three percent of the net proceeds upon a sale of EASTERN shall be satisfied from Share Consideration otherwise payable to the Shareholders and held pursuant to the Working Capital Escrow Agreement.

     SECTION 2.7    SHAREHOLDERS' REPRESENTATIVE.

          (a) In order to efficiently administer (i) the determination of the Long Term Debt of EASTERN, Working Capital of EASTERN, and the Adjusted Merger Consideration, (ii) the waiver of any condition to the obligations of the Shareholders to consummate the transactions contemplated hereby, and (iii) the defense and/or settlement of any claims for which the Shareholders may be required to indemnify NETWORK pursuant to Article VIII hereof, the Shareholders hereby designate Shareholder John D. Crawford as their representative (the "Shareholders' Representative").

          (b) The Shareholders hereby authorize the Shareholders' Representative (i) to make all decisions relating to the determination of the Long Term Debt of EASTERN, the Working Capital of EASTERN, and the Adjusted Merger Consideration, (ii) to take all action necessary in connection with the waiver of any condition to the obligations of the Shareholders to consummate the transactions contemplated hereby, or the defense and/or settlement of any claims for which the Shareholders may be required to indemnify NETWORK pursuant to Article VIII hereof, (iii) to give and receive all notices required to be given under the Agreement, and (iv) to take any and all additional action as is contemplated to be taken by or on behalf of the Shareholders by the terms of this Agreement.

          (c) All decisions and actions by the Shareholders' Representative, including, without limitation, any agreement between the Shareholders' Representative and NETWORK relating to the determination of the Long Term Debt of EASTERN, Working Capital of EASTERN, and the Adjusted Merger Consideration, or the defense or settlement of any claims for which the Shareholders may be required to indemnify NETWORK pursuant to Article VIII hereof, shall be binding upon all of the Shareholders, and no Shareholder shall have the right to object, dissent, protest or otherwise contest the same.

                               ARTICLE III
                REPRESENTATIONS AND WARRANTIES OF EASTERN
                          AND THE SHAREHOLDERS

     EASTERN and Shareholders John D. Crawford and Thomas G. Keefe hereby jointly and severally make the representations and warranties set forth in this Article III to NETWORK and Acquisition. All of the Shareholders severally make the representations and warranties set forth in Section 3.3 to NETWORK and EASTERN. The Shareholders acknowledge that (i) the representations and warranties made by them are made as an inducement to NETWORK and Acquisition to enter this Agreement and to consummate the transactions contemplated hereby; and (ii) NETWORK and Acquisition have entered into this Agreement specifically in reliance upon each of such representations and warranties.

     SECTION 3.1 CORPORATE EXISTENCE. EASTERN is duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia. Attached hereto as Exhibit 3.1 is a complete and correct copy of the Articles of Incorporation and Bylaws (together with all amendments thereto) of EASTERN. EASTERN has all necessary power and authority to own and operate its properties and assets, to enter into this Agreement, and to carry on its business as now conducted. EASTERN is duly qualified, certified or licensed in each such state and jurisdiction where such qualification, certification or licensing is necessary or required to conduct its business and offer communications services.

     SECTION 3.2    SUBSIDIARIES.   EASTERN has no subsidiary corporations
or any other interest in any corporation, partnership, association or joint venture, other than as described on Schedule 3.2.

     SECTION 3.3    CAPITALIZATION.

          (a) The authorized capital stock of EASTERN consists of: (i) 1,000 shares of common stock, no par value, of which 606 shares are issued and outstanding and no shares are held as treasury stock, and
     (ii) 100,000 shares of $10.00 par value preferred stock, of which 30,785.04 shares are issued and outstanding and no shares are held as treasury stock. There are no other classes of equity, options, warrants, calls, rights or commitments or any other agreements of any character relating to the sale, issuance or voting of any shares of EASTERN Common, or any securities convertible into or evidencing the right to purchase any shares of EASTERN Common. All such issued and outstanding shares are validly issued, fully paid and nonassessable. All of the outstanding capital stock of EASTERN is held of record by the persons or entities in the amounts set forth on
     Schedule 3.3, and there is no outstanding agreement (written or oral), option, warrant, note or any other type of security of EASTERN which would entitle any person to acquire any equity securities of EASTERN. There are no restrictions imposed by the Articles of Incorporation or Bylaws of EASTERN, and there are no other agreements, understandings or commitments, which would in any way affect or impair the transactions contemplated hereby.

          (b) Each Shareholder is the lawful record and beneficial owner of the EASTERN Common set forth opposite his name on Schedule 3.3. The shares of EASTERN Common are now and as of the Closing will be free and clear of any claims, pledges, security interests, liens or encumbrances or other restrictions or limitations of any kind, other than those arising under this Agreement. None of the Shareholders or EASTERN is a party to, or bound by, any shareholder agreement, voting agreement, voting trust, buy-sell agreement, option agreement or any similar agreement, understanding or commitment with respect to any of the EASTERN Common.

     SECTION 3.4    BINDING EFFECT.   This Agreement and each other
agreement required to be executed and delivered by EASTERN or the Shareholders in connection herewith, when executed and delivered, will be the legal, valid and binding obligation of EASTERN or the Shareholders, as applicable, enforceable against them in accordance with their terms, except as enforceability may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally, and (ii) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     SECTION 3.5 EXECUTION AND DELIVERY PERMITTED. The execution, delivery and performance of this Agreement and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby or thereby will not violate or result in a breach of any term of EASTERN's Articles of Incorporation or Bylaws, result in a breach of or constitute a default under any term in any agreement, tariff or other instrument to which EASTERN is a party or by which it is bound, violate any law or any order, rule or regulation applicable to EASTERN of any court or any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over EASTERN or its properties; and will not result in the creation or imposition of any lien, charge, or encumbrance of any nature whatsoever upon any of its assets, which lien, charge or encumbrance has not been removed prior to Closing. The Board of Directors of EASTERN and the Shareholders have taken all actions required by law and by EASTERN's Articles of Incorporation and Bylaws to authorize the execution, delivery and performance of this Agreement, together with its Schedules and Exhibits, and the consummation of the transactions contemplated by this Agreement or by any of the Exhibits. Except as set forth on Schedule 3.5 hereto, none of the execution, delivery or performance of this Agreement or any of the other agreements executed in connection herewith, or the consummation of the transactions contemplated hereby or thereby requires any filing with or the consent or approval of any third party, including but not limited to any governmental body or entity other than the filing with, and the acceptance for record by, the Virginia State Corporation Commission of Articles of Merger in accordance with the VSCA.
 None of the Shareholders or EASTERN is required to obtain the consent or approval of any other person or entity with respect to the transactions contemplated hereunder, except as set forth on Schedule 3.5.

     SECTION 3.6    FINANCIAL STATEMENTS.

          (a) The audited Balance Sheets of EASTERN as of April 30, 1995 and 1996 and the related Statements of Income, Stockholder's Equity, and the Statements of Cash Flows for the three years then ended of EASTERN, together with the notes thereon, audited by the independent certified public accountants of EASTERN, have been delivered by EASTERN to NETWORK. Such audited financial statements and notes were prepared in accordance with generally accepted accounting principles ("GAAP") are in accordance with the books and records of EASTERN, and except as set forth in Schedule 3.6(i) contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, in accordance with GAAP and (ii) all reasonably anticipated losses and costs in excess of expected revenue, and present fairly the financial position of EASTERN, as of such dates and for such periods. Except as set forth in Schedule 3.6(ii), all transactions between EASTERN and the Shareholders related to the business or operations of EASTERN have been identified in such audited financial statements.

          (b) The unaudited Balance Sheet of EASTERN as of December 31, 1996 (together, with the audited Balance Sheets described in (a) above, the "Balance Sheets"), and the related Statements of Income and Statements of Cash Flows for the period then ended of EASTERN have been delivered by EASTERN to NETWORK. Except as set forth in Schedule 3.6(i), the unaudited financial statements as of and for the period ended December 31, 1996 have been similarly prepared in accordance with GAAP, contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, in accordance with GAAP and (ii) all reasonably anticipated losses, and present fairly the financial condition and results of operations of EASTERN as of such date and for such period, except for the lack of explanatory footnote disclosures required by GAAP. Such footnote disclosures, if included with the financial statements as of and for the eight month period ended December 31, 1996, would be substantially similar in description and content to the footnote disclosures in the audited financial statements for the fiscal year ended April 30, 1996. Except as set forth on Schedule 3.6(ii), all transactions between EASTERN and the Shareholders related to the business or operations of EASTERN have been identified in such unaudited financial statements.

          (c) For purposes of this Agreement, the Balance Sheet of EASTERN at December 31, 1996 is sometimes referred to as the "Balance Sheet" and the date thereof is referred to as the "Balance Sheet Date." EASTERN shall deliver to NETWORK (i) the unaudited consolidated financial statements of EASTERN for the months ended after December 31, 1996, no later than thirty (30) days after the end of each such month until Closing shall have occurred; (ii) the audited financial statements of EASTERN for the eleven (11) month period ended March 31, 1997, no later than June 15, 1997; and (iii) any subsequent unaudited compiled financial statements of EASTERN for each fiscal quarter thereafter no later than thirty-five (35) days after the end of each such fiscal quarter until the Closing shall have occurred. Such financial statements will be prepared in accordance with GAAP, will present fairly the financial condition and results of operations of EASTERN as of such dates and for such periods, and will be in accordance with the books and records of EASTERN.

     SECTION 3.7    ABSENCE OF CERTAIN CHANGES.  Except as set forth on
Schedule 3.7, since the Balance Sheet Date, there has not been:

          (a) Any material adverse change in the financial condition, operations, business or prospects of EASTERN, including, but not limited to, any state or federal regulatory proceedings which could culminate in an order or other action which could have such an adverse change, excluding generally known industry trends and competitive conditions affecting the industry generally;

          (b) Any material physical damage or destruction, whether or not covered by insurance, adversely affecting the properties, business, or operations of EASTERN;

          (c) Any labor dispute or threat thereof or any attempt to organize or reorganize the employees of EASTERN for the purpose of collective bargaining;

          (d) Any direct or indirect redemption, purchase or other acquisition by EASTERN of any of the EASTERN Common, or declaration of or payment or distribution of any kind of cash or other assets to any Shareholder;

          (e) Any employment, severance, consulting or other compensation contract entered into by EASTERN with any director, officer or employee, or any increase of compensation payable or to become payable to any of its officers, employees or agents, except for increases in compensation in the ordinary course of business;

          (f) Any communication, whether oral or written, to EASTERN or the Shareholders from EASTERN's customers or suppliers or agencies regulating EASTERN; nor does EASTERN or any Shareholder, after making due inquiry, have any knowledge of any potential development affecting EASTERN which would reasonably lead it or any of them to expect a material adverse change in EASTERN's business;

          (g) Any satisfaction or discharge of any lien by EASTERN or payment by EASTERN of any obligation or liability, other than an obligation or liability included in the Balance Sheet of EASTERN, current liabilities incurred since the Balance Sheet Date in the ordinary course of business, liabilities incurred in carrying out the transactions contemplated by this Agreement and obligations and liabilities under the contracts and agreements listed in Schedule 3.16 hereof;

          (h) Any guaranty, endorsement or indemnification by EASTERN of the obligations of any third person, firm or corporation;

          (i) Any sale or transfer of any assets or cancellation by EASTERN of debts or claims having a value, in the aggregate, of more than $50,000, except, in each case, in the ordinary course of business;

          (j) Any knowing waiver by EASTERN of any rights having a value in excess of $100,000;

          (k) Any transactions entered into, other than in the ordinary course of business;

          (l) Any mortgage, pledge or lien or other encumbrance of any of its assets, tangible or intangible; or

          (m) Any assignment, sale or transfer of any patent, trademark, trade name, trade secret, copyright or other intangible asset.

     SECTION 3.8    NO UNDISCLOSED LIABILITIES.  Except as set forth on
Schedule 3.8 attached hereto and made a part hereof, as of March 31, 1997, EASTERN had no material liabilities, absolute or contingent, which are not shown on the Balance Sheet. All liabilities, absolute or contingent, of EASTERN incurred subsequent to March 31, 1997 will have been incurred only in the ordinary course of business and EASTERN will, prior to the Closing, have obtained the consent of NETWORK to incur any single such liability incurred subsequent to the date of this Agreement in excess of $25,000. The accounts, notes and other receivables, whether current or non-current, of EASTERN shown on the most recent Balance Sheet before the Closing, and all such receivables of EASTERN as at the Closing, were and shall be good and collectible, subject only to any allowance for doubtful accounts, losses or reserves for returns which may be provided for in such Balance Sheet or, in the case of receivables subsequently created, on the books of EASTERN as of the Closing.

     SECTION 3.9 EVALUATION MATERIALS. The written materials, data and documents provided by EASTERN and the Shareholders to NETWORK related to EASTERN's historical revenue generation, customer retention and acquisition, costs of access and other network costs remain true as of the date hereof and the results of EASTERN's operations as of the date hereof are consistent with such written materials, data and documents. All written projections of future operations provided by EASTERN and the Shareholders to NETWORK are consistent with such written materials, data and documents and are based upon assumptions of future conditions which EASTERN and the Shareholders believed reasonable at the time delivered to NETWORK.

     SECTION 3.10   BENEFIT PLANS; ERISA.

          (a) Schedule 3.10(a) lists all contracts, agreements, arrangements and understandings, whether written or oral, with respect to the payment or delivery to any person of compensation, bonuses, perquisites, benefits and other items of value by EASTERN.

          (b) Schedule 3.10(b) lists each employee of EASTERN whose annual base salary is $50,000 or more and identifies the salary, commissions, bonuses, perquisites and benefits for each employee whose annual base salary is $50,000 or more. Such Schedule also sets forth the names of all directors and officers of EASTERN and a description of any agreement with respect to the election or tenure of any of them as such.

          (c) No employee of EASTERN will be entitled to severance pay by virtue of the transactions contemplated by this Agreement. Schedule 3.10(c) sets forth each employee of EASTERN who has any right to severance pay in excess of $25,000 for any reason, listing the employee name, severance amount or method of calculation, and the basis for such right.

          (d) Schedule 3.10(d) contains a true and complete list of each pension, profit sharing, other deferred compensation, bonus, incentive compensation, stock purchase, stock option, retirement, supplemental retirement, severance or termination pay, medical, hospitalization, life insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefits plan, program, arrangement or contract, and each other employee benefit plan, program, arrangement or contract, maintained, contributed to, or required to be contributed to, or promised by EASTERN or any Related Party (hereinafter defined) for the benefit of any current or former employee, director or agent of EASTERN or any Related Party, whether or not any of the foregoing is funded, whether formal or informal, whether or not subject to the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (collectively, the "Benefit Plans"). EASTERN and its Related Parties do not have any express or implied commitment or contract to create any additional Benefit Plan or modify any existing Benefit Plan, other than as may be required to comply with ERISA or the Code. EASTERN has delivered to NETWORK, with respect to each applicable Benefit Plan (1) true and complete copies of all documents embodying or relating to each Benefit Plan including, without limitation, the plan and trust or other funding arrangement relating thereto, summary plan descriptions, employee handbooks or personnel manuals, and all amendments and supplements thereto; (2) the most recent annual report (Series 5500 and all schedules thereto), if any, required by ERISA; and (3) the most recent determination letter received from the Internal Revenue Service ("IRS"), if any. "Related Party" means any member of a controlled group of corporations, a group of trades or businesses under common control or an affiliated service group, within the meaning of Section 414(b), (c), (m) or (o) of the Code, of EASTERN.

          (e) None of the Benefit Plans are intended by EASTERN or any Related Party to meet, or are required to meet, the requirements of
     Section 401(a) of the Code and no Benefit Plan is subject to Title IV of ERISA.

          (f) EASTERN and any Related Party have performed the obligations required to be performed by them under, and are not in default under or in violation of, any and all of the Benefit Plans, and each Benefit Plan has been operated in all material respects in accordance with the requirements of all applicable laws and regulations. Neither any Benefit Plan or fiduciary nor EASTERN or any Related Party has taken any action, or failed to take any action, that could subject it or any other person to any material liability for any excise tax under Chapter 43 of the Code or for breach of fiduciary duty with respect to or in connection with a Benefit Plan.

          (g) At no time has EASTERN or any Related Party been required to contribute to any "multi employer plan" (within the meaning of Section 3(37) of ERISA) and EASTERN and its Related Parties have no liability (contingent or otherwise) relating to the withdrawal or partial withdrawal from a multi employer plan. EASTERN and its Related Parties do not participate in any "multiple employer plans," within the meaning of ERISA.

          (h) No Benefit Plan provides or is required to provide group health, medical, death or survivor benefits to any former or retired employee of EASTERN or beneficiary thereof, except to the extent (I) required under any state insurance law providing for a conversion option under a group insurance policy or (ii) under Section 601 of ERISA.

          (i) No Benefit Plan or fiduciary has nor does EASTERN or any Related Party have any liability to any participant, beneficiary or other person under any provision of ERISA or any other applicable law by reason of any payment of, or failure to pay, benefits or other amounts with respect to or in connection with any Benefit Plan.

          (j) Each Benefit Plan may be terminated by EASTERN or its Related Parties within a period of thirty (30) days following the Closing Date without acceleration or additional vesting of any benefits and without payment of any amount as a penalty, bonus, premium, severance pay or other compensation or amount.

     SECTION 3.11   LITIGATION.  Except as set forth in Schedule 3.11:

          (a) There are no claims, suits, actions, or proceedings of any nature whatsoever in law or in equity, pending before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator, or, to the best knowledge of EASTERN and the Shareholders, threatened, nor are there, to the best knowledge of EASTERN and the Shareholders, any investigations, whether or not purportedly on behalf of EASTERN, complaints or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting EASTERN.

          (b) EASTERN is not operating under or subject to, nor in default with respect to, any order, writ, injunction, garnishment, levy or decree of any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality. The use or ownership of EASTERN's assets, the use or occupancy of EASTERN's real property, and any interests related thereto, and the Merger does not constitute a default thereunder.

          (c) During the past five years, there has not been nor is there now pending, any claim(s) against any person in his or her capacity as either a director or officer of EASTERN. The Shareholders have no actual knowledge or information of any act, error, or omission which would give rise to such a claim. Neither EASTERN nor the Shareholders have been involved in or have knowledge of any facts or circumstances involving the following which would give rise to such a claim: (i) antitrust, copyright, trade name, trademark or patent claims or litigation; (ii) charges in any civil or criminal action or administrative proceeding involving a violation of any federal or state security law or regulation; (iii) charges in any civil or criminal action or administrative proceeding involving a violation of any federal or state antitrust or fair trade law or consumer protection law or regulation, whether general or specific to the communications services industry; (iv) actions involving representative actions, class actions or derivative suits.

          (d) There is no claim, legal action, suit, arbitration, governmental investigation or other legal or other administrative proceeding, including any bankruptcy proceeding, nor any order, decree or judgment in progress, pending, in effect or, to the knowledge of EASTERN or the Shareholders threatened, against or relating to EASTERN or the Shareholders, which would negatively affect the transactions contemplated by this Agreement.

     SECTION 3.12 COMPLIANCE WITH LAWS. Except as set forth on Schedule 3.12, EASTERN has not received written notice and neither EASTERN nor any of the Shareholders has any knowledge, having made due inquiry, of any violation by EASTERN of its tariffs or of laws, regulations and orders from any governmental entity having authority to enforce such tariffs, laws, regulations and orders, including, but not limited to, the Communications Act of 1934 as amended by (i) the Telecommunications Act of 1996, and by
(ii) the Telephone Consumer Protection Act of 1991, and the Shareholders do not have any actual knowledge, having made due inquiry, that any requirements of insurance carriers applicable to its business are not being adhered to. The present uses by EASTERN of its properties do not violate any such laws, regulations, orders or requirements. To the Shareholders' actual knowledge, having made due inquiry, no consent or approval by any governmental or quasi-governmental authority, other than the approval of the Federal Communications Commission, the utility regulatory commissions in those states in which EASTERN offers communications services, and certain regulatory authorities of foreign countries, if any, in which EASTERN offers international communications services, (together, the "Commissions") all of which are set forth in Schedule 3.5, and compliance with applicable federal and state securities and corporation laws, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 3.13 TAX RETURNS. Except as set forth in Schedule 3.13, (i) all federal income tax returns, and other federal tax returns, declarations of estimated tax or estimated tax deposit forms of every nature required to be filed by EASTERN have been duly and timely filed or will be duly and timely filed as of Closing, and (ii) all state, county and local tax returns and declarations of estimated tax or estimated tax deposit forms required to be filed by EASTERN, have been duly and timely filed except where failure to timely file such returns, declarations or forms described in this clause (ii) would not have a material adverse effect, and all of the returns, declarations and forms referred to in clauses (i) and (ii) were or will be when filed true, correct and complete in all material respects and EASTERN has paid all taxes which have become due and owing or pursuant to any assessment received by it and has paid all installments of estimated tax due. Where such returns and reports have not been audited and approved or settled, there has not been any waiver or extension of any applicable statute of limitations, and EASTERN has not received any notice of deficiency or adjustment. The Balance Sheet contains liabilities which are and will be sufficient for the payment of all respective federal, state, county and local taxes, whether current or deferred.

     All taxes and other assessments and levies which EASTERN is required by law to withhold or to collect have been duly withheld and collected, and have been paid over to the proper governmental authorities or are held by EASTERN in its bank accounts for such payment. All statements and reports required to be filed under any chapter of the Code by EASTERN have been duly filed.

     Except as described on Schedule 3.13, attached hereto and made a part hereof, the Balance Sheet contains provisions for liabilities which are and will be sufficient for payment of all federal, state, county, city and local taxes and assessments, whether current or deferred.

     SECTION 3.14 INDEBTEDNESS. Schedule 3.14 is a correct and complete list of all instruments, agreements or arrangements pursuant to which EASTERN has borrowed any money, guaranteed or incurred any indebtedness or established any line of credit which represents any liability, contingent or otherwise, of EASTERN on the date hereof. True and complete copies of all such written instruments, agreements or arrangements have been delivered to NETWORK prior to the date of this Agreement.

     SECTION 3.15 BANKS. Schedule 3.15 is a correct and complete list setting forth the name of each bank in which EASTERN has an account or safe deposit box, the names of all persons authorized to draw thereon or to have access thereto, and the name of each person holding a power of attorney from EASTERN.

     SECTION 3.16 CONTRACTS. Schedule 3.16 lists (or, in the case of oral contracts, plans, agreements, arrangements and leases, describes) all of the following contracts, plans, agreements, arrangements and leases to which EASTERN is a party: (i) each contract for the future purchase of materials, services, supplies or equipment which (a) has a term in excess of one year or (b) obligates EASTERN to pay, in one installment or in the aggregate over its term or one year, whichever is shorter, an amount in excess of $100,000; (ii) each contract and letter of authorization with a customer made in the ordinary course of business which generates revenues for EASTERN over its term or in any one twelve (12) month period, whichever is shorter, in excess of $100,000; (iii) each contract not made in the ordinary and usual course of business; (iv) each employment, severance and consulting contract; (v) each contract with any labor union or other labor organization; (vi) each guarantee and accommodation; (vii) each license and franchise relating to the business of EASTERN; (viii) each lease of real and personal property which (a) has a term in excess of one year or (b) obligates EASTERN to pay, in one installment or in the aggregate over its term or one year, whichever is shorter, an amount in excess of $100,000, which leases shall be set forth separately in Schedule 3.16; and (ix) each contract and agreement with affiliates of EASTERN, including the Shareholders. EASTERN holds a current, valid letter of authorization from each of its business and residential customers. Except as set forth on
Schedule 3.16 hereto, EASTERN has performed all obligations required to be performed by it to date and has not breached and is not in default under any agreement listed in Schedule 3.16 or to which it is a party or by which it is bound, and all of the same are enforceable in accordance with their terms. EASTERN has previously furnished to NETWORK true and complete copies of any of the above-described written contracts, plans, agreements, arrangements and leases.

     SECTION 3.17   TITLES, REAL PROPERTY MATTERS.   Schedule 3.17 contains
descriptions by categories of EASTERN's real property (including all plants and structures located thereon) as of the date of this Agreement. Except as set forth in Schedule 3.17, EASTERN has good and marketable title in fee simple to such properties, free and clear of all liens and encumbrances and use restrictions. EASTERN will obtain title insurance policies on all real estate listed as owned in fee simple on Schedule 3.17 hereto, prior to the Closing. EASTERN owns or leases all the furniture, equipment and leasehold improvements located in the structures referred to in Schedule
3.17. All other assets and property used in the business of EASTERN, and all assets and property reflected in the Balance Sheets, the Balance Sheet, or acquired after the Balance Sheet Date (other than assets or property sold or otherwise disposed of in the ordinary course of its business subsequent to such date) are in each case free and clear of all security interests, mortgages, pledges, liens, conditional sales, agreements, leases, encumbrances or charges of any nature whatsoever except as expressly stated in Schedule 3.17. All real estate owned or leased by EASTERN, their uses, appurtenances and improvements substantially comply with all applicable ordinances and regulations, building, and zoning laws. The buildings, machinery and equipment of EASTERN are in good and serviceable condition, reasonable wear and tear excepted.

     SECTION 3.18   ENVIRONMENTAL MATTERS.

          (a) Operations conducted at the Real Property at all times complied in all respects with Environmental Laws (as defined below), except for noncompliance that would not have a material adverse effect on the business, operations or property of EASTERN. EASTERN has obtained all governmental authorizations and permits under Environmental Laws necessary for its operations. EASTERN is in material compliance with each term and condition of such authorizations and permits.

          (b) The Real Property and EASTERN's operations thereon are not subject to (i) any federal, state, or local investigation, to the best knowledge of EASTERN and the Shareholders, (ii) any judicial or administrative proceeding alleging the violation of or liability under any Environmental Law, or (iii) any outstanding written order or agreement with any governmental authority or private party relating to any Environmental Law.

          (c) For the purpose of this Agreement, the term "Environmental Laws" shall mean:

          the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended by the Superfund Amendments and Reauthorization Act of 1986,; the Emergency Planning and Community Right-to-Know Act; the Resource Conservation and Recovery Act,; the Hazardous Materials Transportation Act of 1974; the Federal Water Pollution Control Act; the Clean Air Act; the Federal Insecticide, Fungicide and Rodenticide Act; the Safe Drinking Water Act; the Toxic Substances Control Act; the Oil Pollution Act of 1990; any laws regulating the use of biological agents or substances including medical or infectious wastes, each as amended or supplemented, and any analogous future or present state and federal statutes and regulations promulgated pursuant thereto which may be applicable, as any such acts may be amended.

     SECTION 3.19 BROKER'S FEES. Except for The Toronto Dominion Bank, no person or entity has been authorized to act as a broker, finder, financial advisor or in any other similar capacity as to give rise to any claim for brokerage or finder's fees or commissions with respect to the transactions contemplated hereby by anyone claiming to have acted on behalf of the Shareholders or EASTERN.

     SECTION 3.20 LABOR MATTERS. No group of employees of EASTERN is presently organized into a collective bargaining unit. No labor union has recently attempted, or is presently attempting, to organize any of EASTERN's employees into a collective bargaining unit. No employees of EASTERN are on strike or threatening to strike.

     SECTION 3.21 CONFLICTS OF INTEREST. Except as set forth on Schedule 3.21, neither the Shareholders nor any director, officer, or employee of EASTERN or any relative of any of them, has (i) loaned to or guaranteed the loan of a third party to EASTERN or borrowed any money from EASTERN or (ii) any interest in any property, real or personal whether owned or leased, tangible or intangible, including but not limited to, software, inventions, patents, trade names or trademarks used in connection with or pertaining to the business of EASTERN or any lender, supplier, customer, sales representatives or distributor of EASTERN; provided, however, that the Shareholder or such director, officer, or employee or relative thereof shall not be deemed to have such interest solely by virtue of the ownership of less than five percent of any stock or indebtedness of any publicly-held company, the stock or indebtedness of which is traded on a recognized stock exchange.

     SECTION 3.22 INSURANCE COVERAGE. Schedule 3.22 is a correct and complete list of all insurance held by EASTERN including the policy number, name of carrier, coverage, term, expiration date and premium. EASTERN has its buildings, plants and properties, including, but not limited to telecommunications equipment and inventories, insured for its actual cash value, but not exceeding the amount it would cost to repair or replace such properties, against loss or damage by fire and all other hazards and risks of the character usually insured against by persons operating similar properties in the localities where such properties are located under valid and enforceable policies issued by insurers of recognized responsibility. Such insurance coverage will be continued in full force and effect through the Closing. EASTERN has not been refused any insurance by an insurance carrier to which it has applied for insurance during the past three years.

     SECTION 3.23 FULL DISCLOSURE. No representation or warranty by EASTERN or the Shareholders in this Agreement, nor any statement or certificate furnished, or to be furnished, by or on behalf of EASTERN or the Shareholders, nor any document or certificate delivered to NETWORK pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains any untrue statement of material fact, or omits to state any material fact necessary to make any statement contained therein not misleading. EASTERN and the Shareholders have performed or complied, or will perform or comply, in all material respects with all covenants, agreements and conditions contained in this Agreement on their part required to be performed or complied with at or prior to the Closing Date.

     SECTION 3.24 CORRECT RECORDS. The financial records, ledgers, account books, minute books, stock certificate books, stock registers, and other corporate records of EASTERN are current, correct and complete in all material respects and all signatures therein are the true signatures of the persons who are purported to have signed.

     SECTION 3.25   INVESTMENT REPRESENTATIONS.

          (a) Each Shareholder is acquiring the NETWORK Stock for his own account for investment, not as a nominee or agent, and not with a view to the resale or distribution of the NETWORK Stock or any part thereof, and no Shareholder has a plan or intention of selling, granting any participation in, or otherwise distributing the same. By executing this Agreement, each Shareholder further represents that there is no contract, undertaking, agreement or arrangement with any person for resale in connection with a distribution to any person with respect to any of the NETWORK Stock. Each Shareholder acknowledges that the offering of the NETWORK Stock, other than the Registered Shares (as defined in Section 6.5 below), pursuant to this Agreement will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or any state securities or blue sky law, on the grounds that the offering and sale of the NETWORK Stock contemplated by this Agreement are exempt from registration pursuant to exemptions available under such laws, and that NETWORK's reliance upon such exemptions is predicated upon each Shareholder's representations set forth in this Agreement. Each Shareholder acknowledges and understands that the NETWORK Stock, other than the Registered Shares, must be held for an indefinite period of time unless the NETWORK Stock is subsequently registered under the Securities Act and/or applicable state securities or blue sky laws or an exemption from such registration is available.

          (b) Each Shareholder has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of an investment in the NETWORK Shares and is able to bear the economic risk of an investment in the NETWORK Shares, including, without limiting the generality of the foregoing, the risk of losing part or all of his investment in the NETWORK Shares and the possible inability to sell or transfer the NETWORK Shares for an indefinite amount of time.

          (c) The transfer of any or all of the NETWORK Shares may be refused by NETWORK's transfer agent unless the NETWORK Shares for which transfer is sought are registered under the Securities Act and all other applicable federal securities or blue sky laws or unless the Shareholder seeking such transfer provides such information as is deemed necessary by NETWORK to show that such registration is not required, including an opinion of legal counsel acceptable to NETWORK.

          (d) Each Shareholder's principal residence is located within the state designated under his name on Schedule 3.3.

          (e) The Shareholders acknowledge and agree that the certificates representing the NETWORK Shares shall bear the following legend:

               The Shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, or under any applicable state securities laws, and may not be sold or otherwise transferred in the absence of such registration or an exemption therefrom under such Act.

     SECTION 3.26 EXPENSES. The legal expenses allocated to EASTERN in connection with the transactions contemplated by this Agreement shall be reasonable and shall not exceed in the aggregate $40,000, unless EASTERN shall have received written approval to exceed such fee amount from NETWORK, which approval shall not be unreasonably withheld. All other expenses allocated to EASTERN or incurred by it in connection with this Agreement shall not exceed $900,000. As soon as practicable after the Closing, EASTERN shall submit to NETWORK a list of such expenses incurred up to the Closing.

     SECTION 3.27 BOARD OF DIRECTORS REPRESENTATION. None of EASTERN or Shareholders John D. Crawford or Thomas G. Keefe know of any fact that could cause them to believe that (i) election of Mr. Crawford or Mr. Keefe to NETWORK's Board of Directors, (ii) election of Mr. Crawford as Chairman of the Board of NETWORK or (iii) appointment of Mr. Keefe as Chief Financial Officer of NETWORK, could have a material adverse effect on NETWORK.

     SECTION 3.28   ADVISABILITY OF MERGER.  None of EASTERN or
Shareholders John D. Crawford or Thomas G. Keefe know of any fact that would constitute grounds whereby they would deem it inadvisable to proceed with the Merger.

                               ARTICLE IV
                COVENANTS OF EASTERN AND THE SHAREHOLDERS

     The Shareholders and EASTERN jointly and severally covenant and agree that from the date hereof to and including the Closing:

     SECTION 4.1 MAINTENANCE OF BUSINESS. EASTERN shall continue to carry on its business, maintain its plants and equipment and keep its books of account, records and files in substantially the same manner as heretofore, except that EASTERN shall seek NETWORK's consent prior to incurring any expense other than in the ordinary course of business or capital expenditure which individually or in the aggregate would exceed $50,000. Schedule 4.1 contains a true and complete list of all expenses outside the ordinary course of business that EASTERN or the Shareholders anticipate making prior to or at Closing, including without limitation all legal, professional and investment advisor fees incurred in connection with the Merger and all
accelerated payments on long-term debt.   EASTERN will maintain in full
force and effect insurance policies now in effect. EASTERN may, however, continue to carry on such activities, plans, capital and operating programs which were approved by it prior to the date hereof, provided that such activities, plans and programs shall not involve expenditures exceeding $50,000 for each such activity, plan or program. If any such activities, plans or programs exceed $50,000 they shall, prior to the execution of this Agreement, have been submitted to NETWORK in detail and in writing, and shall have been approved by NETWORK.

     SECTION 4.2 NEGATIVE COVENANTS. Except for the permitted actions of EASTERN set forth on Schedule 4.2, without the prior written consent of NETWORK, EASTERN shall not, and the Shareholders shall do all things and take all reasonable and proper action to provide that EASTERN shall not:

          (a) Issue, sell, purchase or redeem, or grant options to purchase or otherwise agree to issue, sell, purchase or redeem any shares of its capital stock or any other securities of EASTERN, provided, however, that EASTERN and the Shareholders shall take all steps necessary to redeem, and shall redeem, all issued and outstanding shares of EASTERN preferred stock no fewer than five days prior to the Closing Date;

          (b)  Amend its Articles of Incorporation or amend its Bylaws;

          (c) Incur or prepay any liability for borrowed money, short term debt or long term debt (as those terms are defined in GAAP), other than in the ordinary course of business and consistent with past practices;

          (d) Pay or guarantee any obligation or liability other than obligations or liabilities reflected in the Balance Sheets, or the Balance Sheet, when due, liabilities incurred since the Balance Sheet Date in the ordinary course of business and obligations under contracts and agreements referred to in Schedules annexed hereto or entered into in the ordinary course of business;

          (e) Adopt or modify any severance, consulting, bonus, pension, profit sharing, benefit or other compensation plan or arrangement or increase its overall work force, other than in the normal course of business, or enter into any contract of employment;

          (f) Enter into or modify any contract or commitment, incur any liability, absolute or contingent, waive or fail to enforce any right or enter into any other transactions, other than in the ordinary course of business;

          (g) Take any action that would or might reasonably be expected to result in any representation or warranty set forth in this Agreement being or becoming untrue in any respect or in any of the conditions to the consummation of the transactions contemplated by this Agreement set forth in Article VII hereof not being satisfied;

          (h) Have made or become obligated to make any dividend payment or other distribution to the Shareholders; or

          (i) Enter into or modify any contracts for the purchase of communications services unless such contracts are first approved by NETWORK.

     SECTION 4.3 ORGANIZATION, GOODWILL. EASTERN shall preserve its business organization intact, retain the services of its present officers and use its best efforts to substantially retain its present employees, and preserve the good will of its suppliers, customers and others having business relations with it.

     SECTION 4.4 ACCESS TO FACILITIES, FILES AND RECORDS. EASTERN and the Shareholders acknowledge that as of the date this Agreement is executed NETWORK has not completed Due Diligence (defined as those actions and investigations described in subsections (i) through (iv) below).
Therefore, at the reasonable request of NETWORK, EASTERN shall, from time to time, give or cause to be given to NETWORK, its officers, employees, accountants, counsel and authorized representatives full access to (i) all of the property, accounts, books and other financial records, minute books, deeds, title papers, insurance policies, certificates, licenses, agreements, contracts, tariffs, commitments, tax returns, records and files of every character, employees, equipment, machinery, fixtures, furniture, vehicles, notes and accounts payable and receivable and inventories of EASTERN; (ii) all such other information concerning the affairs of EASTERN as NETWORK may reasonably request; (iii) consult with the independent auditors of and counsel to EASTERN with respect to all matters, including, but not limited to, the financial condition of EASTERN and the audit of EASTERN's financial statements and any legal and regulatory matters affecting EASTERN; (iv) at NETWORK's own cost and expense, the facilities, properties and operations of EASTERN in order to perform a Phase I environmental audit (the "Environmental Audit"). The Environmental Audit, if conducted, shall be instituted within thirty (30) days after this Agreement is fully executed by both parties. A copy of the report of the Environmental Audit will be delivered promptly to the Shareholders and the Shareholders shall, at their expense, be afforded an opportunity to undertake a Phase II audit, if necessary, to prove to NETWORK's satisfaction that no hazards exist. The Shareholders, at their expense, shall be afforded a thirty (30) day period after discovery to cure any environmental hazards which the Environmental Audit discloses exist and NETWORK shall keep confidential all information regarding any such hazards unless legally required to disclose it.

     SECTION 4.5    THIRD PARTY CONSENTS.

          (a) EASTERN or the Shareholders will obtain or cause to be obtained the consent of any third party whose consent is required in order that the transactions contemplated by this Agreement may be consummated without violation of any representation, warranty or covenant made by any of them in this Agreement; provided, however, that EASTERN shall not spend any money or otherwise incur any obligation in order to obtain any such consent without the prior written approval of NETWORK. Provided further, that if in the reasonable business judgment of EASTERN and

     NETWORK, it would be impracticable to obtain regulatory approval of the Merger in a jurisdiction, the failure to obtain such approval will not be a breach of this covenant.

          (b) EASTERN and the Shareholders will use their reasonable best efforts to cooperate with NETWORK to obtain or cause to be obtained the consent of any third party whose consent is required in order that the transactions contemplated by this Agreement may be consummated without violation of any representation, warranty or covenant made by any of them in this Agreement.

     SECTION 4.6 SECURITIES LAWS. EASTERN and the Shareholders will cooperate with NETWORK in taking all action and providing all information necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal and state securities laws and regulations.

     SECTION 4.7    COMMUNICATIONS LAWS.

          (a) EASTERN and the Shareholders will take all action necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal, state and local telecommunications laws governing or applicable to EASTERN and its business.

          (b) EASTERN and the Shareholders will use their reasonable best efforts to cooperate with NETWORK to permit the transactions contemplated herein to be consummated in compliance with all applicable federal, state and local telecommunications laws governing or applicable to NETWORK and its business.

     SECTION 4.8 NOTICE OF PROCEEDINGS. EASTERN will, upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of the Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions, or to nullify or render ineffective this Agreement or such transactions if consummated, promptly notify NETWORK in writing of such order, decree, complaint or notice.

     SECTION 4.9 DELIVERY OF EASTERN'S SHAREHOLDER LISTS. The list of shareholders in Schedule 3.3 hereof is a true and complete list setting forth the identity of all of the common shareholders of EASTERN, their holdings of all of the stock of EASTERN, the certificate number of each share certificate issued to each of them and the date of such issuance. Prior to the Closing, EASTERN will deliver an updated list of its common shareholders and their holdings and NETWORK may rely completely on such updated list of shareholders.

     SECTION 4.10 CONFIDENTIALITY. EASTERN and each Shareholder, shall maintain all information gained from NETWORK in connection with the transactions contemplated by this

Agreement and the terms of this Agreement (the "NETWORK Confidential Information") in strict confidence, and shall take all precautions necessary to prevent disclosure, access to, or transmission of the NETWORK Confidential Information, or any part thereof, to any third party, except
(i) for the exclusive purpose of evaluating the Merger and (ii) as required by law or order of any court having competent jurisdiction; provided, however, that before disclosing any NETWORK Confidential Information under this exception, EASTERN and the Shareholders shall give NETWORK sufficient notice to allow it to seek an appropriate protective order. EASTERN and the Shareholders shall use their reasonable best efforts to ensure that any person or entity to whom they disclose NETWORK Confidential Information shall keep such information confidential. The NETWORK Confidential Information shall be used only for the purposes of evaluating the transactions contemplated hereby and in the event the Closing does not occur for any reason, each Shareholder and EASTERN shall, immediately upon NETWORK's request, return all copies and recordings of the NETWORK Confidential Information in their possession or under their control and delete all records thereof in any data storage system maintained by or for such Shareholder or EASTERN.

     SECTION 4.11 NO SOLICITATION. EASTERN agrees that, prior to the Effective Time, it shall not, nor shall any of its directors, officers, employees, agents or representatives, directly or indirectly, solicit, initiate or encourage (including by way of furnishing or disclosing information) inquiries or proposals concerning any merger, consolidation or acquisition or purchase of all or any substantial portion of the assets or capital stock of EASTERN (an "Acquisition Transaction") or negotiate or enter into any discussions or other communications with any prospective purchaser (other than NETWORK or its affiliates) with respect to any Acquisition Transaction. EASTERN shall immediately advise NETWORK of any inquiries or proposals relating to any Acquisition Transaction.

     SECTION 4.12 RECOMMENDATION AND APPROVAL OF MERGER. The Board of Directors of EASTERN has approved and recommended the Merger to the Shareholders. Each of the Shareholders agrees to vote their EASTERN Common in favor of the Merger and to take such actions as may be necessary to consummate the transactions contemplated hereby.

     SECTION 4.13 AUDITED FINANCIAL STATEMENTS. EASTERN shall promptly take any action necessary in order that, no later than July 15, 1997, EASTERN can obtain and deliver to NETWORK an audited balance sheet of EASTERN for each of the two immediately preceding fiscal years, and an audited income statement, statement of cash flows and statement of retained earnings for each of the three preceding years (the "Audited Financial Statements") with an unqualified opinion thereon from a certified public accountant reasonably acceptable to NETWORK, together with the consent of the applicable auditor, in form and content reasonably acceptable to NETWORK, to the effect that such financial statements may be included in future public filings of NETWORK with the Securities and Exchange Commission (the "SEC"). EASTERN shall also deliver to NETWORK unaudited financial statements for any short periods as might be required under Regulation S-X. Such audited and unaudited financial statements shall be prepared in accordance with generally accepted accounting principles and the reporting requirements of the SEC, including the rules applicable under Regulation S-X. Such statements of income do not contain any items of special or non-recurring income or any other income not earned in the ordinary course of business except as expressly specified therein, and the Audited Financial Statements include all adjustments, which consist of normal recurring accruals and all elements of allocable overhead, necessary for such fair presentation.

     SECTION 4.14 PUBLIC ANNOUNCEMENTS. EASTERN and each of the Shareholders acknowledges that NETWORK is a publicly-held company and dissemination of information concerning this transaction or trading in NETWORK's stock by any party to this transaction or any party receiving information from any party to this transaction prior to public release could result in violation of SEC insider trading regulations. Therefore, EASTERN and each of the Shareholders agrees not to disseminate any information or make any public statement concerning the transactions other than what is in press releases of NETWORK.

     SECTION 4.15 ADVERSE EVENTS. Promptly after the occurrence, or failure to occur, of any event, the occurrence or failure of which (i) would materially adversely affect, or could reasonably be expected to materially adversely affect, the assets, properties, operations, business, prospects, or condition (financial or otherwise) of EASTERN or the ability of any Shareholder or EASTERN to perform any of its obligations under this Agreement, or (ii) if known as of the date of this Agreement, would have been required to be disclosed to NETWORK or (iii) causes any representation or warranty contained in this Agreement or any Schedule or Exhibit hereto to be untrue or inaccurate at any time from the date of this Agreement to and including the Closing, EASTERN and/or such Shareholder shall provide to NETWORK all relevant information related thereto.

     SECTION 4.16 EMPLOYEES. On or before the Closing Date, EASTERN shall deliver to NETWORK a list of EASTERN's employees as of the end of the calendar month immediately preceding the Closing, indicating the following information for each employee:

          (a) his or her compensation and any applicable severance arrangement;

          (b)  whether remunerated on an hourly, weekly, or monthly basis;

          (c)  date of most recent commencement of service with EASTERN;
     and

          (d) accrued holiday, vacation, sick leave, long service entitlement (if any) and permitted time-off due as compensation for additional time worked.

     SECTION 4.17 BROKER'S FEES. Shareholders shall indemnify and hold harmless NETWORK and EASTERN in respect of any expenses or claims for fees in excess of the amounts set forth in Section 3.27 hereof with respect to the transactions contemplated herein by anyone claiming to have acted for the benefit of, or on behalf of, EASTERN or the Shareholders.

     SECTION 4.18   RETENTION OF STAFF.   Shareholders John D. Crawford and
Thomas G. Keefe agree, upon election as Chairman of the Board of NETWORK and Chief Financial Officer of NETWORK, respectively, as set forth in
Section 6.4 hereof, to use their best efforts, consistent with their managerial responsibilities to NETWORK, to retain the current financial reporting staff and independent auditors of NETWORK.

     SECTION 4.19 SHAREHOLDERS' APPROVAL. EASTERN and the Shareholders have taken, or will take no later than April 24, 1997, all action necessary in accordance with applicable law, and the EASTERN Articles of Incorporation and Bylaws, to consider and vote upon the approval of this Agreement and the Merger. All of the Shareholders have voted or will vote their EASTERN Shares in favor of the Merger. The Shareholders hereby waive any rights to request appraisal of their EASTERN shares under the provisions of Article 15 of the VSCA.

     SECTION 4.20 TAX RETURNS. EASTERN shall provide to NETWORK for its review any tax returns (i) with respect to the fiscal year ended April 30, 1997 and (ii) for any stub periods, due to be filed between the date of this Agreement and the Closing Date.


                                ARTICLE V
        REPRESENTATIONS AND WARRANTIES OF NETWORK AND ACQUISITION

     As an inducement to the Shareholders to enter into this Agreement and to consummate the transactions contemplated hereby, NETWORK and Acquisition represent and warrant to the Shareholders as follows:

     SECTION 5.1 CORPORATE EXISTENCE. Each of NETWORK and Acquisition is a corporation duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and is duly qualified, certified or licensed in each state and jurisdiction where such qualification, certification or licensing is necessary or required to conduct their businesses and offer communication services.

     SECTION 5.2 CORPORATE POWER AND AUTHORITY. Each of NETWORK and Acquisition has all requisite corporate power and authority to own its properties and assets, and to carry on the business in which it is now engaged. Each of NETWORK and Acquisition has the corporate power and authority to execute and deliver this Agreement and the other agreements contemplated hereby, and to perform the covenants of NETWORK and Acquisition set forth in this Agreement.

     SECTION 5.3 CAPITALIZATION. The authorized capital stock of NETWORK consists of: (i) 20,000,000 shares of common stock, par value $.0001 per share, of which 6,767,639 shares are issued and outstanding and 396,390 shares are held as treasury stock and (ii) 25,000,000 shares of $.01 par value preferred stock, of which no shares are issued and outstanding and no shares are held as treasury stock. Except as set forth on Schedule 5.12(d), there are no other classes of equity, options, warrants, calls, rights or commitments or any other agreements of any character relating to the sale, issuance or voting of any shares of NETWORK stock, or any securities convertible into or evidencing the right to purchase any shares of NETWORK stock. All such issued and outstanding shares are validly issued, fully paid and nonassessable. There are no restrictions imposed by the Articles of Incorporation or Bylaws of NETWORK, and there are no other agreements, understandings or commitments, which would in any way affect or impair the transactions contemplated hereby.

     SECTION 5.4 EXECUTION AND DELIVERY PERMITTED. The execution, delivery and performance of this Agreement, and the other agreements contemplated hereby and the consummation of the transactions contemplated hereby or thereby will not violate or result in a breach of any term of NETWORK's Articles of Incorporation or Bylaws or result in a breach of constitute a default under any term in any agreement, tariff, or other instrument to which NETWORK or Acquisition is a party or by which either of them is bound, such default having not been previously waived by the other party to such agreements, or violate any law or any order, rule or regulation applicable to them, of any court or any regulatory body, administrative agency or other governmental instrumentality having jurisdiction over them or their properties. Each of NETWORK's and Acquisition's Board of Directors has taken all action required by law, and by their respective Articles of Incorporation and their respective Bylaws, and otherwise, to authorize the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated by this Agreement or by any of its Exhibits, including the issuance of the NETWORK Shares. Neither the execution, delivery or performance of this Agreement or any of the other agreements executed in connection herewith, or the consummation of the transactions contemplated hereby or thereby requires any filing with or the consent or approval of any third party, including but not limited to any governmental body or entity, other than (i) compliance with the Securities Act and the Securities Exchange Act of 1934, as amended, (ii) applications to certain state utility regulatory commissions in states in which NETWORK offers services, and (iii) the filing with, and the acceptance for record by, the Virginia State Corporation Commission of Articles of Merger in accordance with the VSCA.

     SECTION 5.5 BINDING EFFECT. This Agreement, and each other agreement required to be delivered by NETWORK or Acquisition in connection herewith, when executed and delivered will be the legal, valid and binding obligation of NETWORK or Acquisition, as applicable, enforceable against them in accordance with their terms, except as enforceability may be limited by (i) applicable bankruptcy, reorganization, insolvency, moratorium and similar laws affecting the enforcement of creditors' rights generally and (ii) general equitable principles (regardless of whether enforceability is considered in a proceeding in equity or at law).

     SECTION 5.6    REPORTS AND FINANCIAL STATEMENTS.  Since March 31,
1996, to the extent NETWORK has been required to make filings under the Securities Act, the Exchange Act or applicable state laws and regulations, NETWORK has filed with the SEC or the applicable state regulatory authority, as the case may be, all forms, statements, reports and documents (including all exhibits, amendments and supplements thereto) required to be filed by it under each of the Securities Act, the Exchange Act and applicable state laws and regulations, and the respective rules and regulations thereunder, all of which complied in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. NETWORK has previously delivered to the Shareholders true and complete copies of its (i) Annual Reports on Form 10-K for the fiscal year ended March 31, 1996, as filed with the SEC, which includes the audited consolidated financial statements of NETWORK for the fiscal year ended March 31, 1996 (the "NETWORK Financial Statements") (ii) proxy and information statements relating to all meetings of its shareholders (whether annual or special), and actions by written consent in lieu of a shareholders' meeting, from March 31, 1996 until the date hereof,
(iii) all other reports or registration statements filed by NETWORK with the SEC since March 31, 1996 (collectively, the "NETWORK SEC Reports").
As of their respective dates, the NETWORK SEC Reports did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The audited consolidated financial statements and unaudited interim financial statements of NETWORK included in the NETWORK SEC Reports and the NETWORK Financial Statements have been prepared in accordance with GAAP (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of NETWORK and its subsidiaries as of the dates thereof and the results of their operations and changes in financial position for the periods then ended, subject, in the case of the unaudited interim financial statements, to normal year-end and audit adjustments. The NETWORK Financial Statements contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, in accordance with GAAP, and (ii) all reasonably anticipated losses and costs in excess of expected revenue. The unaudited interim financial statements of NETWORK included in the NETWORK SEC Reports, have been similarly prepared and contain and reflect adequate reserves for (i) all liabilities or obligations of any nature, whether absolute, contingent or otherwise, in accordance with GAAP, and (ii) all reasonably anticipated losses.

     SECTION 5.7    ABSENCE OF CERTAIN CHANGES.  Except as set forth on
Schedule 5.7, attached hereto and made a part hereof, since the date of the most recent balance sheet included in the NETWORK Financial Statements, there has not been:

          (a) Any material adverse change in the financial condition, operations, business or prospects of NETWORK, including, but not limited to, any state or federal regulatory proceedings which could culminate in an order or other action which could have such an adverse change, excluding generally known industry trends and competitive conditions affecting the industry generally;

          (b) Any material physical damage or destruction, whether or not covered by insurance, adversely affecting the properties, business, or operations of NETWORK;

          (c) Any labor dispute or threat thereof or any attempt to organize or reorganize the employees of NETWORK for the purpose of collective bargaining;

          (d) Any direct or indirect redemption, purchase or other acquisition by NETWORK of any shares of NETWORK Common, or declaration of or payment or distribution of any kind of cash or other assets to any shareholder of NETWORK;

          (e) Any employment, severance, consulting or other compensation contract entered into by NETWORK with any director, officer or employee, or any increase of compensation payable or to become payable to any of its officers, employees or agents, except for increases in compensation in the ordinary course of business;

          (f) Any communication, whether oral or written, to NETWORK from NETWORK's customers or suppliers or agencies regulating NETWORK, nor does NETWORK, after making due inquiry, have any knowledge of any potential development affecting NETWORK, which would reasonably lead it to expect a material adverse change in NETWORK's business;

          (g) Any satisfaction or discharge of any lien by NETWORK or payment by NETWORK of any obligation or liability, other than an obligation or liability included in the unaudited interim balance sheet of NETWORK as of December 31, 1996, current liabilities incurred since December 31, 1996 in the ordinary course of business and liabilities incurred in carrying out the transactions contemplated by this agreement;

          (h) Any guaranty, endorsement or indemnification by NETWORK of the obligations of any third person, firm or corporation;

          (i) Any sale or transfer of any assets or cancellation by NETWORK of debts or claims having a value, in the aggregate, of more than $50,000, except, in each case, in the ordinary course of business;

          (j) Any knowing waiver by NETWORK of any rights having a value in excess of $100,000;

          (k) Any transactions entered into, other than in the ordinary course of business;

          (l) Any mortgage, pledge or lien or other encumbrance of any of its assets, tangible or intangible; or

          (m) Any assignment, sale or transfer of any patent, trademark, trade name, trade secret, copyright or other intangible asset.

     SECTION 5.8    LITIGATION.  Except as set forth in Schedule 5.8:

          (a) There are no claims, suits, actions, or proceedings of any nature whatsoever in law or in equity, pending before any court, governmental department, commission, agency, instrumentality or authority or any arbitrator, or, to the best knowledge of NETWORK, threatened, nor are there, to the best knowledge of NETWORK, any investigations, whether or not purportedly on behalf of NETWORK, complaints or reviews by any court, governmental department, commission, agency, instrumentality or authority or any arbitrator pending or threatened against, relating to or affecting NETWORK.

          (b) NETWORK is not operating under or subject to, nor in default with respect to, any order, writ, injunction, garnishment, levy or decree of any federal, state, municipal or other governmental court, department, commission, board, bureau, agency or instrumentality. The use or ownership of NETWORK's assets, the use or occupancy of NETWORK's real property, and any interests related thereto, and the issuance of shares of NETWORK Common in the Merger will not constitute a default thereunder.

          (c) During the past five years, there has not been nor is there now pending, any claim(s) against any person in his or her capacity as either a director or officer of NETWORK. NETWORK has no actual knowledge or information of any act, error or omission which would give rise to such a claim.

          (d) There is no claim, legal action, suit, arbitration, governmental investigation or other legal or other administrative proceeding, including any bankruptcy proceeding, nor any order, decree or judgement in progress, pending, in effect, or, to the knowledge of NETWORK threatened, against or relating to NETWORK or Acquisition, which would negatively affect NETWORK's ability to consummate the transactions contemplated by this Agreement.

     SECTION 5.9 COMPLIANCE WITH LAWS. Except as set forth on Schedule 5.9, NETWORK has not received written notice and NETWORK has no knowledge, having made due inquiry, of any violation by NETWORK of its tariffs or of laws, regulations and orders from any governmental entity having authority to enforce such tariffs, laws, regulations and orders, including, but not limited to, the Communications Act of 1934 as amended by (i) the Telecommunications Act of 1996, and by (ii) the Telephone Consumer Protection Act of 1991, and NETWORK does not have any actual knowledge, having made due inquiry, that any requirements of insurance carriers applicable to its business are not being adhered to. The present uses by NETWORK of its properties do not violate any such laws, regulations, orders or requirements. To the actual knowledge of NETWORK, having made due inquiry, no consent or approval by any governmental or quasi-governmental authority, other than the approval of the Federal Communications Commission, the utility regulatory commissions in those states in which NETWORK offers communications services, and certain regulatory authorities of foreign countries, if any, in which NETWORK offers international communications services, and compliance with applicable federal and state securities and corporation laws, is required in connection with the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby.

     SECTION 5.10 ISSUANCE OF SHARES. Upon issuance of shares of the NETWORK Common in the Merger as Merger Consideration or Adjusted Merger Consideration, the NETWORK Shares will be duly authorized, validly issued, fully paid and nonassessable, free and clear of any lien, security interest or other encumbrance of any kind and free of any claim, except for the rights of NETWORK pursuant to this Agreement or the Escrow Agreement.

     SECTION 5.11   NO UNDISCLOSED LIABILITIES.  Except as set forth on
Schedule 5.11 attached hereto and made a part hereof, as of March 31, 1997, NETWORK had no material liabilities, absolute or contingent, which are not shown on the NETWORK Financial Statements. All liabilities, absolute or contingent, of NETWORK incurred subsequent to March 31, 1997 will have been incurred only in the ordinary course of business of NETWORK will, prior to the Closing, have obtained the consent of EASTERN to incur any single such liability incurred subsequent to the date of this Agreement in excess of $25,000. The total amount of debt owed by NETWORK to banks or other third party lenders does not, and will not as of the Closing, exceed $3,500,000.

     SECTION 5.12   BENEFIT PLANS; ERISA.

          (a) Schedule 5.12(a) lists all contracts, agreements, arrangements and understandings, whether written or oral, with respect to the payment or delivery to any person, compensation, bonuses, perquisites, benefits and other items of value by NETWORK.

          (b) Schedule 5.12(b) lists each employee of NETWORK whose annual base salary is $50,000 or more and identifies the salary, commissions, bonuses, perquisites and benefits for each employee whose annual base salary is $50,000 or more. Such Schedule also sets forth the name of all directors and officers of NETWORK and a description of any agreement with respect to the election or tenure of any of them as such.

          (c) No employee of NETWORK will be entitled to severance pay by virtue of the transactions contemplated by this Agreement. Schedule 5.12(c) sets forth each employee of NETWORK who has any right to severance pay in excess of $25,000 for any reason, listing the employee name, severance amount or method of calculation, and the basis for such right.

          (d) Schedule 5.12(d) contains a true and complete list of each pension, profit sharing, other deferred compensation, bonus, incentive compensation, stock purchase, stock option, retirement, supplemental retirement, severance or termination pay, medical, hospitalization, life insurance, dental, disability, salary continuation, vacation, supplemental unemployment benefits plan, program, arrangement or contract, maintained, contributed to or required to be contributed to, or promised by NETWORK or any Related Party for the benefit of any current or former employee, director or agent of NETWORK or any Related Party, whether or not any of the foregoing is funded, whether formal or informal, whether or not subject to ERISA.

     SECTION 5.13 BROKER'S FEES. Except for Seruus Ventures, no person or entity has been authorized to act as a broker, finder, financial advisor or in any other similar capacity as to give rise to any claim for brokerage or finder's fees or commissions with respect to the transactions contemplated hereby by anyone claiming to have acted on behalf of NETWORK.

     SECTION 5.14 LABOR MATTERS. No group of employees of NETWORK is presently organized into a collective bargaining unit. No labor union has recently attempted, or is presently attempting, to organize any of NETWORK's employees into a collective bargaining unit. No employees of NETWORK are on strike or threatening to strike.

     SECTION 5.15 FULL DISCLOSURE. No representation or warranty by NETWORK in this Agreement, nor any statement or certificate furnished, or to be furnished, by or on behalf of NETWORK, nor any document or certificate delivered to EASTERN or the Shareholders pursuant to this Agreement, or in connection with the transactions contemplated hereby, contains any untrue statement of material fact, or omits to state any material fact necessary to make any statement contained therein not misleading. NETWORK has performed or complied, or will perform or comply in all material respects with all covenants, agreements and conditions contained in this Agreement on its part required to be performed or complied with at or prior to the Closing Date.

     SECTION 5.16 EXPENSES. The legal expenses allocated to NETWORK in connection with the transactions contemplated by this Agreement shall be reasonable and shall not exceed in the aggregate $40,000, unless NETWORK shall have received written approval to exceed such fee amount from EASTERN, which approval shall not be unreasonably withheld. All other expenses allocated by NETWORK or accrued by it in connection with this Agreement shall not exceed $900,000. As soon as practicable after the Closing, NETWORK shall submit to EASTERN a list of such expenses incurred up to the Closing.

     SECTION 5.17   ENVIRONMENTAL MATTERS.

          (a) Operations conducted on the real property of NETWORK at all times complied in all respects with Environmental Laws, except for non-compliance that would not have a material adverse effect on the business, operations or property of NETWORK. NETWORK has obtained all governmental authorizations and permits under

     Environmental Laws necessary for its operations. NETWORK is in material compliance with each term and condition of such authorizations and permits.

          (b) The real property occupied by NETWORK in connection with its business and NETWORK's operations thereon are not subject to (i) any federal, state, or local investigation, to the best knowledge of NETWORK, (ii) any judicial or administrative proceeding alleging a violation of or liability under any Environmental Law, or (iii) any outstanding written order or agreement with any governmental authority or private party relating to any Environmental Law.

     SECTION 5.18 CORRECT RECORDS. The financial records, ledgers, account books, minute books, stock certificate books, stock registers, and other corporate records of NETWORK are current, correct and complete in all material respects and all signatures therein are the true signatures of the persons who are purported to have signed.

     SECTION 5.19 BOARD OF DIRECTORS REPRESENTATION. NETWORK does not know of any fact that could cause it to believe that (i) election of Mr. Crawford or Mr. Keefe to NETWORK's Board of Directors, (ii) election of Mr. Crawford as Chairman of the Board of NETWORK or (iii) appointment of Mr. Keefe as Chief Financial Officer of NETWORK, could have a material adverse effect on NETWORK.

     SECTION 5.20 ADVISABILITY OF MERGER. NETWORK does not know of any fact that would constitute grounds whereby it would deem it inadvisable to proceed with the Merger.


                               ARTICLE VI
                          COVENANTS OF NETWORK

     NETWORK covenants and agrees that:

     SECTION 6.1 MAINTENANCE OF BUSINESS. NETWORK shall continue to carry on its business, maintain its plants and equipment and keep its books of account, records and files in substantially the same manner as heretofore, except that NETWORK shall seek EASTERN's consent prior to incurring any expense other than in the ordinary course of business or capital expenditure which individually or in the aggregate would exceed $50,000. NETWORK will maintain in full force and effect insurance policies now in effect. NETWORK may, however, continue to carry on such activities, plans, capital and operating programs which were approved by it prior to the date hereof, provided that such activities, plans and programs shall not involve expenditures exceeding $50,000 for each such activity, plan or program. If any such activities, plans or programs exceed $50,000 they shall, prior to the execution of this Agreement, have been submitted to EASTERN in detail and in writing, and shall have been approved by EASTERN.

     SECTION 6.2 NEGATIVE COVENANTS. Except for the permitted actions of NETWORK set forth on Schedule 6.2, without the prior written consent of EASTERN, NETWORK shall not, and the Shareholders shall do all things and take all reasonable and proper action to provide that NETWORK shall not:

          (a) Issue, sell, purchase or redeem, or grant options to purchase or otherwise agree to issue, sell, purchase or redeem any shares of its capital stock or any other securities of NETWORK.

          (b)  Amend its Articles of Incorporation or amend its Bylaws;

          (c) Incur or prepay any liability for borrowed money, short term debt or long term debt (as those terms are defined in GAAP), other than in the ordinary course of business and consistent with past practices;

          (d) Pay or guarantee any obligation or liability other than obligations or liabilities reflected in the unaudited interim balance sheet of NETWORK as of December 31, 1996, when due, liabilities incurred since the date of such balance sheet in the ordinary course of business and obligations under contracts and agreements entered into in the ordinary course of business;

          (e) Adopt or modify any severance, consulting, bonus, pension, profit sharing, benefit or other compensation plan or arrangement or increase its overall work force, other than in the normal course of business, or enter into any contract of employment;

          (f) Enter into or modify any contract or commitment, incur any liability, absolute or contingent, waive or fail to enforce any right or enter into any other transactions, other than in the ordinary course of business;

          (g) Take any action that would or might reasonably be expected to result in any representation or warranty set forth in this Agreement being or becoming untrue in any respect or in any of the conditions to the consummation of the transactions contemplated by this Agreement set forth in Article VII hereof not being satisfied;

          (h) Have made or become obligated to make any dividend payment or other distribution to the NETWORK shareholders; or

          (i) Enter into or modify any contracts for the purchase of communications services unless such contracts are first approved by EASTERN.

     SECTION 6.3 ORGANIZATION, GOODWILL. NETWORK shall preserve its business organization intact and use its best efforts to substantially retain its present employees, and preserve the good will of its suppliers, customers and others having business relations with it.

     SECTION 6.4 ACCESS TO FACILITIES, FILES AND RECORDS. NETWORK acknowledges that as of the date this Agreement is executed EASTERN has not completed Due Diligence (defined as those actions and investigations described in subsections (i) through (iv) below). Therefore, at the reasonable request of EASTERN, NETWORK shall, from time to time, give or cause to be given to EASTERN, its officers, employees, accountants, counsel and authorized representatives full access to (i) all of the property, accounts, books and other financial records, minute books, deeds, title papers, insurance policies, certificates, licenses, agreements, contracts, tariffs, commitments, tax returns, records and files of every character, employees, equipment, machinery, fixtures, furniture, vehicles, notes and accounts payable and receivable and inventories of NETWORK; (ii) all such other information concerning the affairs of NETWORK as EASTERN may reasonably request; (iii) consult with the independent auditors of and counsel to NETWORK with respect to all matters, including, but not limited to, the financial condition of NETWORK and the audit of NETWORK's financial statements and any legal and regulatory matters affecting NETWORK; (iv) at EASTERN's own cost and expense, the facilities, properties and operations of NETWORK in order to perform a Phase I environmental audit (the "Environmental Audit"). The Environmental Audit, if conducted, shall be instituted within thirty (30) days after this Agreement is fully executed by both parties. A copy of the report of the Environmental Audit will be delivered promptly to NETWORK and NETWORK shall, at its expense, be afforded an opportunity to undertake a Phase II audit, if necessary, to prove to EASTERN's satisfaction that no hazards exist. NETWORK, at its expense, shall be afforded a thirty (30) day period after discovery to cure any environmental hazards which the Environmental Audit discloses exist and EASTERN shall keep confidential all information regarding any such hazards unless legally required to disclose it.

     SECTION 6.5 CORPORATE ACTION. Subject to the provisions of this Agreement, NETWORK shall take, and shall cause Acquisition to take, all necessary corporate and other action required of it to carry out the transactions contemplated by this Agreement; provided, however, that nothing in this Article VI or anywhere else in this Agreement shall require NETWORK to carry out such transactions if a Final Order of a Commission (as those terms are defined in Section 7.3 of this Agreement) contains a term, condition or provision which, in NETWORK's sole determination, is unduly burdensome.

     SECTION 6.6 CONFIDENTIALITY. NETWORK shall maintain all information gained from EASTERN in connection with its evaluation of the transactions contemplated by this Agreement (the "EASTERN Confidential Information") in strict confidence, and shall take all precautions necessary to prevent disclosure, access to, or transmission of the EASTERN Confidential Information, or any part thereof, to any third party, except
(i) for the exclusive purpose of evaluating the Merger, (ii) as required by law or an order of any court having competent jurisdiction; provided, however, that before disclosing any EASTERN Confidential Information under this exception, NETWORK shall give EASTERN sufficient notice to allow it to seek an appropriate protective order, and (iii) as is necessary or required for NETWORK to satisfy its disclosure obligations under the federal and state securities laws. NETWORK shall use its reasonable best efforts to ensure that any person or entity to whom it discloses EASTERN Confidential Information shall keep such information confidential. In the event the Closing does not occur for any reason, NETWORK shall, immediately upon EASTERN's request, return all copies and recordings of the EASTERN Confidential Information in its possession or under its control and delete all records thereof in any data storage system maintained by or for NETWORK.

     SECTION 6.7 NOTICE OF PROCEEDINGS. NETWORK will, upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of this Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission of its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions if consummated, promptly notify EASTERN in writing of such order, decree, complaint or notice.

     SECTION 6.8    DIRECTOR REPRESENTATION.

          (a) At the Effective Time, the NETWORK Board of Directors shall take all necessary action to (i) increase by two the number of seats on the NETWORK Board of Directors, (ii) elect John D. Crawford and Thomas G. Keefe to fill the newly-created vacancies, and (iii) elect John D. Crawford as Chairman of the NETWORK Board of Directors; provided, however, that the NETWORK Board of Directors shall not be required to take any of such actions if they would have a material adverse effect on NETWORK.

          (b) After the Effective Date of the Merger, and for a period of two years thereafter, NETWORK shall use its best efforts to allow EASTERN or the Shareholders to designate for nomination such number of directors, rounded up to the next whole number, as will give the Shareholders representation on NETWORK's Board of Directors equal to the product of (x) the number of directors on NETWORK's Board of Directors (giving effect to any increase in the number of directors pursuant to this Section 6.8) multiplied by (y) the percentage that the NETWORK Shares held by the Shareholders bears to the total aggregate number of NETWORK Shares outstanding (such number being, the "Board Percentage"), and the NETWORK Board of Directors shall use its best efforts to satisfy the Board Percentage. The provisions of this
     Section 6.8 are in addition to and shall not limit any rights which EASTERN, NETWORK or any of their affiliates may have as a holder or beneficial owner of shares as a matter of law with respect to the election of directors or otherwise; provided, however, that NETWORK's duties hereunder are subject to its ability to comply with all applicable federal and state securities laws and governing corporate law.

          (c) At the Effective Time, the NETWORK Board of Directors shall elect Thomas G. Keefe to the position of Chief Financial Officer of NETWORK; provided, however, that the NETWORK Board of Directors shall not be required to take such action if it would have a material adverse effect on NETWORK.

     SECTION 6.9    THIRD PARTY CONSENTS; GUARANTEES.

          (a) NETWORK will obtain or cause to be obtained the consent of any third party whose consent is required in order that the transactions contemplated by this Agreement may be consummated without violation of any representation, warranty or covenant made by any of them in this Agreement; provided, however, that NETWORK shall not spend any money or otherwise incur any obligation in order to obtain any such consent without the prior written approval of EASTERN. Provided further, that if in the reasonable business judgment of EASTERN and NETWORK, it would be impracticable to obtain regulatory approval of the Merger in a jurisdiction, the failure to obtain such approval will not be a breach of this covenant.

          (b) NETWORK will use its reasonable best efforts to cooperate with EASTERN and the Shareholders to obtain or cause to be obtained the consent of any third party whose consent is required in order that the transactions contemplated by this Agreement may be consummated without violation of any representation, warranty or covenant made by any of them in this Agreement. NETWORK will use its reasonable best efforts to assist John D. Crawford in obtaining the release of his personal guarantees of EASTERN obligations following the Closing Date.

     SECTION 6.10 SECURITIES LAWS. NETWORK will take all action necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal and state securities laws and regulations.

     SECTION 6.11   COMMUNICATIONS LAWS.

          (a) NETWORK will take all action necessary to permit the transactions contemplated herein to be consummated in compliance with all applicable federal, state and local telecommunications laws governing or applicable to NETWORK and its business.

          (b) NETWORK will use its reasonable best efforts to cooperate with EASTERN to permit the transactions contemplated herein to be consummated in compliance with all applicable federal, state and local telecommunications laws governing or applicable to EASTERN and its business.

     SECTION 6.12 NOTICE OF PROCEEDINGS. NETWORK will, upon becoming aware of any order or decree or any complaint praying for an order or decree restraining or enjoining the consummation of the Agreement or the transactions contemplated hereunder, or upon receiving any notice from any governmental department, court, agency or commission or its intention to institute an investigation into, or institute a suit or proceeding to restrain or enjoin the consummation of this Agreement or such transactions, or to nullify or render ineffective this Agreement or such transactions if consummated, promptly notify EASTERN in writing of such order, decree, complaint, or notice.

     SECTION 6.13 ADVERSE EVENTS. Promptly after the occurrence, or failure to occur, of any event, the occurrence or failure of which (i) would materially adversely affect, or could reasonably be expected to materially adversely affect, the assets, properties, operations, business, prospects, or condition (financial or otherwise) of NETWORK or the ability of NETWORK to perform any of its obligations under this Agreement, or (ii) if known as of the date of this Agreement, would have been required to be disclosed to EASTERN or the Shareholders or (iii) causes any representation or warranty of NETWORK contained in this Agreement or any Schedule or Exhibit hereto to be untrue or inaccurate at any time from the date of this Agreement to and including the Closing, NETWORK shall provide to EASTERN all relevant information related thereto.

     SECTION 6.14 BROKER'S FEES. NETWORK shall indemnify and hold harmless the Shareholders in respect of any claim for brokerage or finder's fees or commissions with respect to the transactions contemplated herein by anyone claiming to have acted on behalf of NETWORK.

     SECTION 6.15 OTHER TRANSACTIONS. NETWORK shall keep Shareholder John D. Crawford informed of the progress of the negotiations with other prospective merger and/or acquisition candidates and shall consult with Mr. Crawford on material aspects of such matters.

                               ARTICLE VII
                          CONDITIONS TO CLOSING

     SECTION 7.1 NETWORK AND ACQUISITION CONDITIONS TO CLOSING. The obligations of NETWORK and Acquisition hereunder are subject to the satisfaction of each of the following conditions at or before Closing, the occurrence of which may, at the option of NETWORK, be waived:

          (a) All representations and warranties of EASTERN and the Shareholders in this Agreement and any certificate, Exhibit or Schedule to be delivered pursuant hereto, which Exhibit or Schedule shall not be amended by EASTERN or the Shareholders without NETWORK's prior written consent, shall be true and accurate in all material respects on the date hereof and on and as of the Closing, and EASTERN and the Shareholders shall have delivered to NETWORK a certificate to such effect dated as of the Closing Date;

          (b) There shall be no material adverse change in the operations of the business of EASTERN from the date hereof through the Closing Date;

          (c) EASTERN and the Shareholders shall perform and comply with all of their obligations under this Agreement which are to be performed or complied with by each of them prior to the Closing Date;

          (d) EASTERN and the Shareholders shall have delivered to NETWORK and Acquisition all of the documents required to be delivered by them pursuant to this Agreement.

          (e) NETWORK and NETWORK's counsel shall approve the form and substance of the documents delivered by EASTERN and the Shareholders pursuant to this Agreement;

          (f) There shall be no claims, actions or suits pending or threatened against EASTERN or the Shareholders that would restrict or prohibit EASTERN or the Shareholders from consummating the transactions contemplated herein;

          (g) 100% of the outstanding EASTERN Common shall have been voted in favor of this Agreement and the Merger;

          (h) Prior to the Closing, there shall not have occurred any damage, destruction or loss not covered by insurance exceeding $100,000;

          (i) If required by NETWORK in writing, each instrument or other agreement or document under which EASTERN has incurred or may incur debt or bank borrowings or other performance obligations shall have been amended where necessary or appropriate, without the assumption by NETWORK or EASTERN of any additional obligation or cost and in a manner satisfactory in form and substance to NETWORK and EASTERN so as to permit the transactions contemplated by this Agreement without a default or acceleration of any obligation thereunder and to provide that neither NETWORK nor EASTERN shall become liable, contingently or otherwise, by reason of consummation of such transactions, for acceleration of payment or other performance of such debt, bank borrowings or obligations;

          (j) EASTERN's authorized and issued and outstanding capital stock shall be as stated in Section 3.3 and EASTERN shall have no agreement, obligation or commitment of any character to issue shares of its capital stock, or debentures, bonds, or other evidences of indebtedness convertible, in whole or in part, into shares of its capital stock;

          (k) EASTERN shall have delivered to NETWORK at the Closing certified copies of resolutions adopted by the Board of Directors of EASTERN adopting and approving this Agreement;

          (l) EASTERN shall have delivered to NETWORK a Certificate of Good Standing (or its equivalent) issued by the Virginia State Corporation Commission to the effect that EASTERN is duly incorporated and in good standing under the laws of the Commonwealth of Virginia, as of the Closing Date;

          (m) EASTERN shall have furnished to NETWORK a copy of its Articles of Incorporation, including all amendments thereto, which shall have been certified by the Virginia State Corporation Commission as of a date reasonably near the Closing Date;

          (n) EASTERN shall have furnished to NETWORK a copy of the Bylaws of EASTERN, including all amendments thereto, which shall have been certified by the Secretary of EASTERN as of the Closing Date;

          (o) On or before the Closing (i) the Board of Directors or the Executive Committee thereof of NETWORK shall have ratified this Agreement and authorized the transactions contemplated hereby and (ii) EASTERN shall have taken, and the Shareholders shall cause EASTERN to have taken, all corporate action as may be necessary and satisfactory to NETWORK in its sole discretion, to formalize, update, bolster and ratify the past actions of the employees, officers, directors and Shareholders of EASTERN;

          (p) Prior to the Closing if Closing occurs after June 15, 1997, EASTERN shall have delivered to NETWORK its audited balance sheet and the related statements of income and retained earnings and statements of cash flows for the eleven (11) month period ended March 31, 1997, reflecting results consistent with those reflected on the interim unaudited financial statements provided by EASTERN to NETWORK prior to the date of this Agreement;

          (q) Prior to the Closing, EASTERN shall have taken all actions necessary to terminate and fulfill all of EASTERN's obligations under the Executive Stock Ownership Agreements listed on Schedule 7.1(q) hereto and shall have delivered evidence satisfactory to NETWORK in its sole discretion of such actions;

          (r) Prior to or at Closing, EASTERN shall have taken all actions necessary to terminate and fulfill all of EASTERN's obligations to Michael E. Lincoln and shall have delivered evidence satisfactory to NETWORK in its sole discretion of such actions; and

          (s) The Merger shall have been declared effective by the Virginia State Corporation Commission.

     SECTION 7.2 EASTERN AND SHAREHOLDER CONDITIONS TO CLOSING. The obligations of EASTERN and the Shareholders hereunder are subject to the satisfaction of each of the following conditions at or before Closing, the occurrence of which may, at the option of EASTERN, be waived:

          (a) All representations and warranties of NETWORK and Acquisition in this Agreement and any certificate, Exhibit or Schedule to be delivered pursuant hereto, which Exhibit or Schedule shall not be amended by NETWORK without EASTERN's prior written consent, shall be true and accurate in all material respects on the date hereof and on and as of the Closing, and NETWORK and Acquisition shall have delivered to the Shareholders a certificate to such effect dated as of the Closing Date;

          (b) There shall be no material adverse change in the operations of the business of NETWORK from the date hereof through the Closing Date;

          (c) NETWORK and Acquisition shall perform and comply with all of their obligations under this Agreement which are to be performed or complied with by NETWORK or Acquisition prior to or on the Closing Date;

          (d) NETWORK and Acquisition shall have delivered to EASTERN and the Shareholders all of the documents required to be delivered by them by this Agreement;

          (e) EASTERN and EASTERN's counsel shall have approved the form and substance of the documents delivered by NETWORK and Acquisition pursuant to this Agreement;

          (f) There shall be no claims, actions or suits pending or threatened against NETWORK or Acquisition that would restrict or prohibit NETWORK or Acquisition from consummating the transactions contemplated herein;

          (g) The Merger shall have been declared effective by the Virginia State Corporation Commission;

          (h) NETWORK shall have delivered to EASTERN at the Closing certified copies of resolutions adopted by the Board of Directors of NETWORK adopting and approving this Agreement;

          (i) NETWORK shall have delivered to EASTERN Certificates of Good standing (or their equivalent) issued by the Virginia State
     Corporation Commission for Acquisition and by the Delaware Secretary of State for NETWORK, as of the Closing Date;

          (j) NETWORK shall have furnished to EASTERN a copy of its Certificate of Incorporation, including all amendments thereto, which shall have been certified by the Delaware Secretary of State as of a date reasonably near the Closing Date;

          (k) NETWORK shall have furnished to EASTERN a copy of the Bylaws of NETWORK, including all amendments thereto, which shall have been certified by the Secretary of NETWORK as of the Closing Date;

          (l) On or before the Closing (i) the Board of Directors or the Executive Committee thereof of NETWORK shall have ratified this Agreement and authorized the transactions contemplated hereby (ii) EASTERN shall have taken, and the Shareholders shall cause EASTERN to have taken, all corporate action as may be necessary and satisfactory to NETWORK in its sole discretion, to formalize, update, bolster and ratify the past actions of the employees, officers, directors and Shareholders of EASTERN; and

          (m) Prior to the Closing, there shall not have occurred any damage, destruction or loss not covered by insurance exceeding $100,000.

     SECTION 7.3 MUTUAL COVENANTS AND CONDITIONS TO OBLIGATIONS OF EASTERN AND NETWORK.

          (a) As soon as practicable after execution of this Agreement, EASTERN and NETWORK shall join in applications to the Commissions requesting the approvals and authorizations of each such Commission of the transactions contemplated by this Agreement. NETWORK shall pay the fees of the Commissions charged in connection with or incidental to the filing and processing of the aforesaid applications, as well as all other fees and expenses incurred in connection therewith.

          (b) The obligations of EASTERN, NETWORK and the Shareholders under this Agreement are subject to the receipt prior to the Closing of an acceptable legal opinion of Nowalsky & Bronston, L.L.P. to the effect that Final Orders (as defined below) of the Commissions approving and authorizing the transactions contemplated herein are likely to be issued and that such Final Orders will likely not be unduly burdensome. For the purposes of this Section 7.3(b), a "Final Order" shall mean an order of any Commission which is not subject to rehearing by such Commission or to judicial review.

          (c) Each of the parties to this Agreement agrees that if NETWORK, using its reasonable judgment, determines that an application to any other state or federal agency for its approval or authorization of the transactions contemplated herein is required, then NETWORK shall file such application and EASTERN and the Shareholders shall join in such application with NETWORK and otherwise act in accordance with the provisions of Section 7.3(a) of this Agreement with respect to such application.

                              ARTICLE VIII
                             INDEMNIFICATION

     SECTION 8.1 SHAREHOLDERS' LITIGATION INDEMNITY AGREEMENTS. Subject to the limitations set forth in Section 8.4 below, the Shareholders, severally and not jointly, shall indemnify EASTERN, NETWORK and their affiliates and hold their affiliates harmless from any and all claims, actions, suits, liabilities, losses, damages and expenses of every nature and character (including, but not by way of limitation, all reasonable attorneys' fees and all amounts paid in settlement of any claim, action or suit) ("Losses") which arise or result directly or indirectly from matters set forth on Schedule 3.11 hereof, or which should have been listed on such Schedule, provided, however, that the indemnification obligation contained in this Section 8.1 shall not apply to any Losses which arise or result directly or indirectly from any such matters unless a notice of claim with respect to any such matter has been delivered to the Shareholders prior to August 1, 1997. The Shareholders' indemnification obligation with respect to such Losses shall be net of any recovery received by NETWORK with respect to any matter set forth on Schedule 3.11 or any matter that should have been set forth on Schedule 3.11 (except for matters that were not disclosed due to fraud) on or before August 1, 1997. If a notice of claim has been delivered prior to such date, any and all such Losses arising from the matters described on Schedule 3.11 to which the notice of claim pertained, whether or not incurred prior to or after such date, shall be subject to indemnification under this Section 8.1.

     SECTION 8.2 SHAREHOLDERS' OTHER INDEMNITY AGREEMENTS. All representations and warranties made in this Agreement by the Shareholders are made to and for the benefit of both NETWORK and EASTERN. Subject to the limitations set forth in Section 8.4 below, with respect to all such representations or warranties in this Agreement (and/or in the Exhibits or Schedules attached hereto and the documents to be delivered by the Shareholders at the Closing), the Shareholders, severally and not jointly, shall indemnify NETWORK and EASTERN against and hold NETWORK and EASTERN harmless from any and all Losses which arise or result directly or indirectly from any breach of any such representation or warranty.

     SECTION 8.3 NETWORK'S INDEMNITY AGREEMENTS. Subject to the limitations set forth in Section 8.4 below, with respect to all representations and warranties made by NETWORK in this Agreement (and/or in the Exhibits and Schedules attached hereto and the documents to be delivered by NETWORK at the Closing), NETWORK shall indemnify the Shareholders against and hold the Shareholders harmless from any and all Losses which arise or result directly or indirectly from any breach of any such representation or warranty.

     SECTION 8.4    LIMITATION ON INDEMNIFICATION; TIME TO ASSERT CLAIMS.

          (a) Notwithstanding any other provision of this Agreement, NETWORK and EASTERN shall not be entitled to recover from the Shareholders any amount in excess of the value of the Escrow Shares placed in escrow pursuant to Section 2.4(d) except for Losses described on Schedule 8.4. Recovery against the Escrow Shares shall be made in accordance with the terms of the Escrow Agreement.

          (b) Any claim for indemnification hereunder by NETWORK or EASTERN shall be asserted by written notice to the Shareholders' Representative (or, if given after Closing, to the Escrow Agent) on or before August 1, 1997, except for claims for Losses arising out of or in connection with fraud by EASTERN or any Shareholder(s), which claims may be made at any time after the date of this Agreement. Any claim for indemnification hereunder by the Shareholders shall be asserted by written notice given to NETWORK on or before August 1, 1997.

     SECTION 8.5    PROCEDURE FOR GENERAL CLAIMS.   NETWORK shall give
reasonably prompt written notice to the Shareholders' Representative of any claim or event other than Third Party Claims (as defined below) with respect to which NETWORK believes it or its affiliates is or may be entitled to indemnification pursuant to this Article VIII and the Shareholders' Representative shall give reasonably prompt notice to NETWORK of any claim or event other than Third Party Claims with respect to which the Shareholders believe they are or may be entitled to indemnification pursuant to this Article VIII (in each case, a "Notice of Claim"), provided, however, that the failure to give notice as provided in this
Section 8.5 shall not relieve the other party of its indemnification obligations hereunder, except to the extent that the indemnifying party is prejudiced by such failure to give notice. The Notice of Claim shall state the nature and basis of said claim or event, the amount thereof to the extent known and the basis of such party's belief that it (or its affiliates, in the case of NETWORK) may be entitled to indemnification with respect thereto, including, without limitation, identifying the representation, warranty, covenant or agreement which such party believes has been breached.

     SECTION 8.6    PROCEDURE FOR THIRD PARTY CLAIMS.

          (a) NETWORK, on the one hand, and the Shareholders' Representative, on the other, (the "Indemnified Party"), shall give reasonably prompt written notice to the other (the "Indemnifying Party") of any claim or event with respect to which the Indemnified Party believes it or its affiliates is or may be entitled to indemnification pursuant to this Article VIII resulting from any claim, action, suit or proceeding brought by any third party in connection with any litigation, administrative proceedings or similar actions (including, without limitation, claims by any assignee or successor of a party hereto or any governmental agency) (collectively, "Third Party Claims"), together with an estimate of the amount in dispute thereunder and a copy of any claim, process, legal pleadings or correspondence with respect thereto received by the Indemnified Party, provided, however, that the failure of the Indemnified Party to give such notice shall not relieve the Indemnifying Party of its obligations hereunder, except to the extent that the Indemnifying Party is prejudiced by such failure to give notice. Within ten (10) days of receipt of such notice, the Indemnifying Party may, by written notice to the Indemnified Party, assume the defense of such Third Party Claim through counsel of its own choosing (which counsel shall be reasonably acceptable to the Indemnified Party) with all fees and expenses thereof to be paid by the Indemnifying Party, in which event the Indemnified Party may participate in the defense thereof at its sole expense, provided that such Indemnified Party shall have the right to employ separate counsel to represent such Indemnified Party if, in such Indemnified Party's reasonable judgment, a conflict of interest between the Indemnifying Party and such Indemnified Party exists with respect to such Third Party Claim, with all fees and expenses of such separate counsel to be paid by the Indemnifying Party. If the Indemnifying Party fails to assume the defense of such Third Party Claim by failing to deliver a written notice of the Indemnifying Party's intention to assume such defense within ten (10) days after receipt of the initial notice thereof, or thereafter abandons or fails to diligently pursue such defense (and only in such circumstances), the Indemnified Party may assume such defense and the fees and expenses of its counsel will be paid by the Indemnifying Party.

          If the Indemnifying Party exercises its right to undertake the defense against any such Third Party Claim as provided above, the Indemnified Party shall cooperate with the Indemnifying Party in such defense and make available to the Indemnifying Party all pertinent records, materials, and information in its possession or under its control relating thereto as is reasonably required by the Indemnifying Party, with all expenses incurred in connection therewith to be paid by the Indemnifying Party. Similarly, if the Indemnified Party is, directly or indirectly, conducting the defense against any such Third Party Claim, the Indemnifying Party shall cooperate with the Indemnified Party in such defense and make available to the Indemnified Party all such records, materials and information in the Indemnifying Party's control relating thereto as is reasonably required by the Indemnified Party, with all expenses incurred in connection therewith to be paid by the Indemnifying Party. Notwithstanding anything in this Section 8.6 to the contrary, however, if a claim shall be made with respect to which the Indemnifying Party has agreed to assume the defense thereof, the Indemnifying Party shall not thereafter be entitled to dispute, and hereby agrees not to dispute, the Indemnified Party's right to indemnification therefor pursuant to Article VIII hereof or any subsequent claims of the Indemnified Party with respect to such Third Party Claim.

          (b) The Indemnifying Party shall not, without the written consent of the Indemnified Party, (i) settle or compromise any Third Party Claim or consent to the entry of any judgment which does not include as an unconditional term thereof the delivery by the claimant or plaintiff to the Indemnified Party of a written release from all liability in respect of such Third Party Claim, (ii) settle or compromise any Third Party Claim in any manner that may adversely affect the Indemnified Party or (iii) upon the issuance of an order of a court of competent jurisdiction or an arbitrator with respect to such Third Party Claim, appeal or otherwise challenge such order.
     Upon the settlement or compromise of any Third Party Claim, the order of a court of competent jurisdiction or arbitrator (if the Indemnified Party has failed to consent to the appeal or challenge thereof) with respect thereto or the final, non-appealable order of any appellate court (if the Indemnified Party has consented to the appeal or challenge thereof) with respect thereto, as the case may be, any resulting settlement, award, damages or judgment shall be paid (i) in the case of any such Third Party Claim with respect to which the Shareholders are the Indemnifying Party, by the Shareholders, and (ii) in the case of any such Third Party Claim with respect to which NETWORK is the Indemnifying Party, by NETWORK.

                               ARTICLE IX
                              MISCELLANEOUS

     SECTION 9.1 SURVIVAL. The several representations and warranties of the parties contained in or made pursuant to this Agreement shall be deemed to have been made on and as of the Closing and shall remain operative and in full force and effect until the fifth anniversary of the Closing Date, regardless of any investigation or statement as to the results thereof, made by or on behalf of any such party. Except for the provisions of Articles VIII, and Sections 9.6, 9.7, 9.9, 9.12 and 9.14, inclusive, of this Agreement, the several covenants and agreements of the parties contained in this Agreement shall expire on the Closing Date and, except for the provisions of Sections 9.3, 9.4, 9.6, 9.7, 9.9, and 9.12, inclusive, of this Agreement, the several covenants and agreements of the parties contained in this Agreement shall expire on the termination or abandonment of this Agreement.

     SECTION 9.2    TERMINATION OF TRANSACTIONS; TERMINATION FEE.

          (a) The transactions contemplated hereby may be abandoned, and this Agreement terminated, upon notice, at any time after the date of this Agreement, but not later than the Closing, by:

               (i) The mutual consent of the Board of Directors of EASTERN and NETWORK; or

               (ii) NETWORK, if NETWORK discovers facts or circumstances in the course of Due Diligence, whether or not NETWORK was informed of the matter to which such discovered facts and circumstances relate prior to the execution of this Agreement, which are such that in the good faith judgment of NETWORK would make it inadvisable to proceed with the transactions contemplated by this Agreement; or

               (iii)     EASTERN, if EASTERN discovers facts or
          circumstances in the course of Due Diligence, whether or not EASTERN was informed of the matter to which such discovered facts and circumstances relate prior to the execution of this Agreement, which are such that in the good faith judgment of EASTERN would make it inadvisable to proceed with the transactions contemplated by this Agreement; or

               (iv) NETWORK, if EASTERN or any Shareholder is in willful breach of any of its representations, warranties, covenants or agreements under this Agreement in any material respect; or

               (v) EASTERN, if NETWORK or Acquisition is in willful breach of any of its representations, warranties, covenants or agreements under this Agreement in any material respect; or

               (vi) Either EASTERN or NETWORK, if the consummation of the Merger contemplated herein has been enjoined and such injunction is not subject to appeal or if a Final Order which contains an unduly burdensome term, condition or provision is issued and no appeal is taken therefrom; or

               (vii) The Board of Directors of EASTERN or NETWORK if the Merger contemplated herein shall not have become effective on or before June 15, 1997.

          (b) Upon termination of this Agreement by EASTERN pursuant to subsection (v) of Section 9.2(a), or upon withdrawal of the NETWORK Board of Directors' recommendation of the Merger pursuant to Section 6.5, NETWORK agrees to pay EASTERN a fee in immediately available funds equal to $250,000.

          (c) Upon termination of this Agreement by NETWORK pursuant to subsection (iv) of Section 9.2(a), or upon withdrawal of the EASTERN Board of Directors' recommendation of the Merger pursuant to Section
     4.12 or the failure of all of the Shareholders to vote all of their shares of EASTERN Common in favor of the Merger pursuant to Section 4.19, EASTERN agrees to pay NETWORK a fee in immediately available funds equal to $250,000.

     SECTION 9.3 EFFECT OF TERMINATION OR ABANDONMENT. If for any reason the transactions contemplated hereby are terminated or abandoned pursuant to Section 9.2 hereof, all written schedules and other information and all copies of material from the books and records of any party heretofore furnished to any other party shall be returned promptly to the party furnishing the same and, in such event, the provisions of this Agreement relating to confidential information shall survive the termination of this Agreement and the abandonment of the reorganization.

     SECTION 9.4    LIABILITIES.   In the event this Agreement is
terminated and the contemplated transactions are abandoned pursuant to
Section 9.2 hereof, no party hereto shall have any duty or liability to the other either for costs, expenses, loss of anticipated profits or otherwise, except with respect to any liability or damages incurred or suffered by a party as a result of the breach by the other party of any of its representations, warranties, covenants or agreements set forth in this Agreement, and except for any termination fee payable under Section 9.2(b) or 9.2(c).

     SECTION 9.5    ASSIGNMENT.   This Agreement shall not be assigned by
EASTERN or the Shareholders, or by NETWORK or Acquisition without the other parties' prior written consent; provided, however, this Agreement may be assigned by operation of law without consent of the other parties in the event of a merger, consolidation or other change of control of a party.

     SECTION 9.6    FURTHER ASSURANCES.   From time to time prior to, at
and after the Closing, the Shareholders, EASTERN and NETWORK will and will cause their respective directors and officers to execute all such instruments and take all such actions as the

Shareholders, NETWORK or EASTERN, being advised by counsel, shall reasonably request in connection with the carrying out and effectuating of the intent and purpose hereof and all transactions and things contemplated by this Agreement including, without limitation, the execution and delivery of any and all confirmatory and other instruments in addition to those to be delivered on the Closing, and any and all actions which may reasonably be necessary or desirable to complete the transactions contemplated hereby.

     SECTION 9.7    NOTICES.   All notices, demands and other
communications which may or are required to be given hereunder or with respect hereto shall be given by EASTERN on behalf of itself and the Shareholders, and by NETWORK on behalf of itself. All such notices, demands and other communications shall be in writing, shall be given either by personal delivery or by nationally recognized overnight courier or by telecopier, and shall be deemed to have been given or made when personally delivered, one business day after delivered to a nationally recognized overnight courier, postage prepaid and receipt requested, or one business day after transmission by telecopier, receipt confirmed, addressed as follows:

          (i)  If to NETWORK:

               Network Long Distance, Inc.
               7000 Squibb, Suite 310
               Mission, KS  66202
               Fax: (913) 262-3731
               Attention:  Timothy A. Barton

               with a copy to:

               Blackwell Sanders Matheny Weary & Lombardi L.C.
               2300 Main Street, Suite 1100
               Kansas City, MO  64108
               Fax: (816) 274-6914
               Attention:  Merry Evans, Esq.

     or to such other address as NETWORK may from time to time designate by notice to EASTERN and the Shareholders;
          (ii) If to EASTERN or the Shareholders:

               Eastern Telecom International Corporation
               11817 Caron Blvd., Suite 600
               Newport News, VA  23606
               Fax: (757) 873-1309
               Attention:  John D. Crawford
               with a copy to:

               Pender & Coward, P.C.
               192 Ballard Court
               Virginia Beach, VA  23462
               Fax: (757) 497-1914
               Attention:  Douglas Kahle, Esq.

     or to such other address as EASTERN and the Shareholders may from time to time designate by notice to NETWORK.

     SECTION 9.8    ENTIRE AGREEMENT.   This Agreement constitutes the
entire agreement between the parties and supersedes and cancels any and all prior agreements between the parties relating to the subject matter hereof.

     SECTION 9.9    RULES OF CONSTRUCTION.   This Agreement shall be
construed as follows:

          (a) except as otherwise defined in this Agreement, words shall be given their commonly understood meaning in agreements of this nature, except that accounting terms shall be given the meaning ascribed thereto by generally accepted accounting principles and interpretations;

          (b) this Agreement has been negotiated on behalf of the parties hereto with the advice of counsel and no general rule of contract construction requiring an agreement to be more stringently construed against the drafter or proponent of any particular provision shall be applied in construction of this Agreement;

          (c) the captions of Articles and Sections hereof are for convenience only and shall not control or affect the meaning or construction of any of the provisions of this Agreement;

          (d) throughout this Agreement, the masculine, feminine or neuter genders shall be deemed to include the masculine, feminine and neuter, and the singular and plural, and vice versa.

     SECTION 9.10   LAW GOVERNING.   This Agreement shall be governed by
and construed and enforced in accordance with the laws of the State of Delaware, but not including the choice of law rules thereof.

     SECTION 9.11   WAIVER OF PROVISIONS.   The terms, covenants,
representations, warranties or conditions of this Agreement may be waived only by a written instrument executed by the party waiving compliance. Such waiver shall be authorized solely by the individual or his personal representative, if the Shareholders, or the majority vote of the Board of Directors or the Executive Committee of the corporate party waiving compliance or by officers authorized by such Board or Committee. The failure of any party at any time or times to require performance of any provision hereof shall in no manner affect the right at a later time to enforce the same. No waiver by any party of any condition, or the breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances shall be deemed to be or construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement. The representations and warranties of the Shareholders and EASTERN, on the one hand, and NETWORK, on the other hand, contained in this Agreement or in any certificate or other document delivered pursuant hereto or in connection herewith prior to or at the Closing shall not be deemed waived or otherwise amended or modified by any investigation made by any party hereto.

     SECTION 9.12   SUCCESSORS.   All of the terms and conditions of this
Agreement shall be binding upon and inure to the benefit of the successors and permitted assigns of NETWORK and of EASTERN and the successors and personal representatives of the Shareholders. For the purpose of this Agreement, the term "successors" shall include but not be limited to heirs, legatees, and devisees, and the term "personal representatives" shall include administrators, executors, guardians, and conservators.

     SECTION 9.13   COUNTERPARTS.   This Agreement may be executed in
several counterparts, and all so executed shall constitute one agreement, binding on all of the parties hereto, notwithstanding that all parties are not signatory to the original or the same counterpart.

     SECTION 9.14   PUBLIC STATEMENTS OR RELEASES.   EASTERN, the
Shareholders and NETWORK each agree not to make, issue or release any public announcement, statement or acknowledgment of the existence of, or reveal the terms, conditions and status of, the transactions provided for in this Agreement, without first attempting to the extent reasonably possible (and in all cases with regard to written matters) to clear such announcement, statement, acknowledgment or revelation with the other parties hereto. Each party agrees that it will not unreasonably withhold any such consent or clearance from another party.

     SECTION 9.15   SEVERABILITY.   In the event that any provision in this
Agreement be held invalid or unenforceable, by a court of competent jurisdiction, such provision shall be severable from, and such invalidity or unenforceability shall not be construed to have any effect on, the remaining provisions of this Agreement, unless such provision goes to the essence of this Agreement in which case the entire Agreement may be declared invalid and not binding upon any of the parties.

     SECTION 9.16 NO THIRD PARTY BENEFICIARIES. This Agreement and the obligations of NETWORK hereunder shall operate exclusively for the benefit of the parties executing this Agreement and their permitted successors and assigns and not for the benefit of any other person or entity, including, without limitation, any other shareholder, creditor, employee or former employee of EASTERN and no such person or entity shall have any rights or remedies hereunder.

                        [SIGNATURE PAGES FOLLOW]

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement on this day, month and year first above written.

                              NETWORK LONG DISTANCE, INC.


                              By:/s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              WATER ACQUISITION CORP.


                              By: /s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              EASTERN TELECOM INTERNATIONAL CORPORATION


                              By: /s/
                                    _________________________________
                              Name:
                                    _________________________________
                              Title:
                                    _________________________________


                              SHAREHOLDERS:


                              _________________________________
                              John D. Crawford


                              _________________________________
                              Thomas G. Keefe


                              _________________________________
                              Donna L. Raoust

                              _________________________________
                              Glenn Callahan


                              _________________________________
                              Rick Davis


                              _________________________________
                              Layne Levine


                              _________________________________
                              Lisa Brown


                              _________________________________
                              Dean Young

                     LIST OF EXHIBITS AND SCHEDULES


EXHIBITS

2.3(d)    EASTERN Opinion
2.3(e)    Registration Rights Agreement
2.3(f)    Escrow Agreement
2.3(g)    Working Capital Escrow Agreement
2.3(h)    Employment Agreements
2.4(f)    NETWORK Opinion
3.1       EASTERN Articles of Incorporation and Bylaws

SCHEDULES

EASTERN Schedules:

2.1(b)    Adjusted Working Capital
2.5(e)    EASTERN Aging Report
3.2       EASTERN Subsidiaries, Other Interests
3.3       Ownership of EASTERN Common
3.5       Consents and Approvals
3.6(i)    Exceptions to Financial Statements
3.6(ii)   Related Party Transactions
3.7       Material Adverse Changes
3.8       Undisclosed Liabilities
3.10(a)   Employment Contracts
3.10(b)   Employee Salary and Benefit Information
3.10(c)   Employee Severance Information
3.10(d)   Benefit Plans
3.11      Litigation
3.12      Exceptions to Compliance with Laws, Tariffs
3.13      Tax Filings and Audits
3.14      Indebtedness
3.15      Bank Accounts
3.16      Other Contracts, Agreements, Leases, etc.
3.17      Owned Real Property and Liens and Encumbrances
3.21      Conflicts of Interest
3.22      Insurance
4.1       Expenses Outside Ordinary Course
4.2       Permitted Actions
7.1(q)    Executive Stock Ownership Agreements

NETWORK Schedules:

5.7       Material Adverse Changes
5.8       Litigation
5.9       Exceptions to Compliance with Laws, Tariffs
5.11      Undisclosed Liabilities
5.12(a)   Employment Contracts
5.12(b)   Employee Salary and Benefit Information
5.12(c)   Employee Severance Information
5.12(d)   Benefit Plans
6.2       Permitted Actions
8.4       Losses Not Subject to Escrow Limitation

                                                           EXHIBIT 2.3(d)


         FORM OF OPINION OF EASTERN'S AND THE SHAREHOLDERS' COUNSEL
         ----------------------------------------------------------

     The term "Transaction Documents" used in this Exhibit means the Agreement and Plan of Merger dated April ___, 1997, by and among Network Long Distance, Inc., Water Acquisition Corp., Eastern Telecom International Corporation and the Shareholders of Eastern Telecom International Corporation (the "Merger Agreement") and the Escrow Agreement, Registration Rights Agreement, and Employment Agreements to be executed and delivered by some or all of the Shareholders at the Closing.

     The opinion of Eastern's counsel, shall be dated the Closing Date, addressed to Network, satisfactory in scope and form to Network and its counsel, and shall be to the effect that:

     1. Eastern is a corporation, duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia, with full corporate power and authority and all necessary and material authorizations, approvals, orders, licenses, certificates and permits of and from all governmental regulatory officials and bodies to own its assets and to carry on the businesses in which it is now engaged. The authorized capital stock of Eastern consists of (i) 1,000 shares of common stock, no par value, 606 of which shares are issued and outstanding and __________ shares are held as treasury stock, and (ii) 100,000 shares of preferred stock, par value, $10.00 per share, 30,785.04 of which shares are issued and outstanding and no shares are held as treasury stock. All such issued and outstanding shares are validly issued, fully paid and nonassessable. There is no existing agreement, option, warrant, note or any other type of security of Eastern which would entitle any person to acquire any equity securities of Eastern.

     2. All necessary corporate proceedings of Eastern have been validly taken to authorize the execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated thereby.

     3. Eastern and each Shareholder has full power and authority to execute, deliver, and perform each Transaction Document to which it is a party; the Transaction Documents have been duly authorized, executed and delivered by Eastern and each such Shareholder; the Transaction Documents constitute legal, valid and binding obligations of Eastern and each such Shareholder and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) the Transaction Documents are enforceable in accordance with their terms.

     4. The execution, delivery and performance of the Transaction Documents by Eastern will not conflict with, nor constitute a default under, the articles of incorporation or bylaws of Eastern; nor will the execution, delivery and performance of the Transaction Documents by Eastern conflict with, or constitute a default under, any indenture, material agreement or other instrument to which it is a party or by which it is bound, or violate any law or any order, rule or regulation applicable, thereto, of any court or of any regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over such party or its properties known to such counsel; provided, however, that no opinion is expressed with respect to orders, rules or regulations of the Federal Communications Commission or of state public service commissions or similar state regulatory commissions or authorities.

     5. No authorization, approval, consent or license of any person or entity or any governmental or regulatory body is required in connection with the execution, delivery, and performance of the Transaction Documents by Eastern and the Shareholders or the taking of any action contemplated therein, or, if so required, all such authorizations, approvals, consents, and licenses have been obtained, delivered to Eastern, and are in full force and effect provided, however, that no opinion is expressed with respect to authorizations, approvals, consents or licenses of the Federal Communications Commission or of state public service commissions or similar state regulatory commissions or authorities.

     6. To counsel's actual knowledge, there is no action, suit, proceeding, or claim pending or threatened against Eastern, its property or businesses calling into question the validity of the Merger, or seeking to enjoin the transactions contemplated by the Merger Agreement.

     7. Prior to or at Closing, Eastern has taken all actions necessary to terminate and fulfill all of Eastern's obligations (i) under the Executive Stock Ownership Agreements listed on Exhibit A to the opinion and
(ii) to Michael E. Lincoln and Leon Perlin.

     The opinion of counsel shall cover such other matters relating to the transaction as Network may reasonably request. With respect to matters of fact on which such opinion is based, such counsel may be entitled to rely on appropriate certificates, in form and content approved by Network and its counsel, of public officials and officers of Eastern.

                                                           EXHIBIT 2.3(e)

                     REGISTRATION RIGHTS AGREEMENT

     THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement"), dated as of __________, 1997 (this "Agreement"), among Network Long Distance, Inc., a Delaware corporation (the "Company"), and the Eastern Telecom International Corporation shareholders listed on the signature page on this Agreement (each a "Shareowner").

                             WITNESSETH:

     WHEREAS, pursuant to an Agreement and Plan of Merger (the "Merger Agreement") dated as of _____________, 1997, among the Company, Eastern Telecom International Corporation, a Virginia corporation ("Eastern"), and the Shareowners, all shares of common stock, no par value of Eastern shall, at the Closing Date (as defined in the Merger Agreement), be transferred to the Company (the "Merger") in exchange for an aggregate of ______________ shares of common stock, par value $.0001 per share, of the Company ("Common Stock"); and

     WHEREAS, it is a condition to the obligations of the Company and the Shareowners to consummate the Merger that this Agreement be executed and delivered by the parties hereto.

     NOW, THEREFORE, intending to be legally bound, the parties hereto agree as follows:

                          REGISTRATION RIGHTS

          1. CERTAIN DEFINITIONS. As used herein, the following terms shall have the following respective meanings:

                    "COMMISSION" shall mean the Securities and Exchange Commission.

                    "REGISTRATION EXPENSES" shall mean the expenses described in Section 5 of this Agreement.

                    "REGISTRABLE SHARES" shall mean (i) any shares of the Company's Common Stock acquired by Shareowners in accordance with the Merger Agreement; and (ii) any other shares of Common Stock issued in respect of such shares as a result of any stock split, stock dividend, reclassification, recapitalization or similar event. As to any particular Registrable Shares, once issued such securities shall cease to be Registrable Shares when (i) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act (as defined below) and continued to be effective for one hundred twenty (120) days thereafter or (ii) such securities shall have been otherwise transferred, except transfers (x) to another Shareowner or transfers to a Shareowner's estate, (y) pursuant to a pledge, grant of security interest or other encumbrance effected in a bona fide transaction where the obligation secured thereby is not past due or in default at the time of such pledge, grant or encumbrance or (z) to transferees acquiring at least twenty percent (20%) of the Registrable Shares.

                    "SECURITIES ACT" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time.

               2.   REQUIRED REGISTRATION.

                    (a) If at any time (i) commencing after June 30, 1997 or (ii) commencing twelve (12) months after the Closing Date, the Company shall receive a written request from a Shareowner owning at least twenty percent (20%) of all Registrable Shares that the Company effect the registration under the Securities Act of all or part of such Shareowner's Registrable Shares and specifying the intended method of disposition thereof, then the Company shall notify any Shareowners of Registrable Shares from whom notice has not been received and shall use its best efforts to register under the Securities Act, for public sale in accordance with the method of disposition specified in the notice from the requesting Shareowners, the number of Registrable Shares specified in the notice (and in any notices received from other Shareowners within 20 days after their receipt of notice from the Company), PROVIDED, HOWEVER, that the Company's obligation to effect the registration of Registrable Shares pursuant to Section (i) above shall be limited to the registration of the maximum of the greater of (1) twenty percent (20%) of all Registrable Shares owned by all Shareowners or (2) Registrable Shares with a value of $4,750,000, based upon a per share price equal to the average closing price of the Common Stock as quoted on the Nasdaq Stock Market for the twenty (20) days prior to the date of such written request and that Shareowners shall have the right to request the Company to register the Registrable Shares pursuant to Section
     (ii) above on only one occasion.

                    (b) If such method of disposition shall be an underwritten public offering, the Company shall select the underwriter. In connection with any underwritten offering pursuant to a registration statement filed pursuant to this Section 2, the Company will enter into any underwriting agreement reasonably necessary to effect the offer and sale of Common Stock, provided such underwriting agreement will contain customary contribution provisions; and provided further that such underwriting agreement shall not require the Company to grant a right of first refusal to such underwriter on subsequent offerings of the Company's securities. Shareowners desiring to have their shares of Registrable Shares included in any such underwritten offering agree to sell their shares on the basis provided in the underwriting arrangement, as required by the underwriter, and to complete all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably requested under the terms of the underwriting agreement.

                    (c) The Company shall be entitled to include in any registration statement referred to in this Section 2 for sale in accordance with the method of disposition specified by the requesting Shareowners shares of Common Stock to be sold by the Company for its own account and may offer other shareholders of the Company the right to participate except as and to the extent that, in the opinion of the managing underwriter (if the method of disposition shall be an underwritten public offering), the inclusion of the Company's or other shareholders' portion of intended shares would adversely affect the marketing of the Registrable Shares to be sold.

                    (d) No request may be made under this Section within 180 days after the effective date of a registration statement filed by the Company covering a firm commitment or best efforts underwritten public offering in which the Shareowners shall have been entitled to join pursuant to Section 3 and in which there shall have been effectively registered all Registrable Shares they had requested be registered.

                    (e) The Company shall not be obligated to take any action to effect any such registration, qualification or compliance pursuant to this Agreement if the Company shall furnish to such Shareowners a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors it would have a material adverse effect on the Company or its shareholders for a registration statement to be filed in the near future, then the Company's obligation to use its best efforts to register, qualify or comply under this Section shall be deferred for a period not to exceed 120 days from the date of receipt of written request from the Shareowners requesting registration provided, however, that the Company shall not exercise such right more than once in any twelve month period. The Company will not have to undertake a special audit in connection with the registration under Section 2.

               3.   INCIDENTAL REGISTRATION.

                    (a) If the Company proposes to register any of its shares of Common Stock under the Securities Act, pursuant to an underwritten public offering the Company will give written notice to the undersigned of its intention so to do. Subject to Section 3(b) below, upon the written request of the undersigned, given within 30 days after receipt of any such notice, to register any of the Registrable Shares (which request shall state the intended method of disposition thereof), the Company will cause the Registrable Shares as to which registration shall have been so requested to be included in the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent requisite to permit the sale or other disposition by the holder (in accordance with its written request) of such Registrable Shares.

                    (b) If any registration pursuant to this Section shall be an underwritten public offering of Common Stock, any request by a holder pursuant to this Section to register Registrable Shares shall specify that either (i) the Registrable Shares are to be included in the underwriting on the same terms and conditions as the shares of Common Stock otherwise being sold through underwriters, or (ii) the Registrable Shares are to be sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings of common stock in reasonably similar circumstances. If the managing underwriter shall be of the opinion that inclusion of all Registrable Shares which Shareowners have requested be included would adversely affect the marketing of the securities to be registered by the Company, the Company will include in such registration (i) first, the securities the Company proposes to sell and the Registrable Shares requested to be included, pro rata among the Company and the holders of such Registrable Shares on the basis of the number of shares the Company and the holder of such Registrable Shares propose to sell, and (ii) second, securities of shareholders of the Company other than Shareowners requested to be included in such registration.

                    (c) Without in any way limiting the types of registrations to which this Section 3 shall apply, if the Company shall effect any "shelf registrations" under Rule 415 promulgated under the Securities Act, or any other similar rule or regulation, then for each shelf registration effected by the Company, the Company shall take all necessary action, including, without limitation, the filing of post-effective amendments, to permit the Shareowners to include their shares in such registrations subject to and in accordance with the terms of this Section 3.

                    (d) In connection with the Company's underwritten offerings from and after the date hereof and subject to the terms of
     Section 1 and 2, the Shareowners shall agree, if requested by the managing underwriter or underwriters thereof, not to sell any of their shares of Registrable Shares in any transaction other than pursuant to such underwritten offering, provided that the Company's officers and directors also agree to such limitations.

               4. REGISTRATION PROCEDURES AND EXPENSES. It shall be a condition precedent to the obligations of the Company to file a Registration Statement pursuant to this Agreement that each holder of Registrable Shares shall furnish to the Company such information regarding it, the Registrable Shares held by it and the intended method of disposition thereof as the Company shall reasonably request and as shall be required in connection with the action to be taken by the Company, and shall otherwise cooperate with the Company. If and whenever the Company is required by the provisions of Section 2 or 3 to effect or use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company will, as expeditiously as possible:

                    (a)  prepare and file with the Commission a
     registration statement (which, in the case of an underwritten public offering pursuant to Section 2, shall be on Form S-1 or other form of general applicability satisfactory to the managing underwriter) with respect to the securities and use its best efforts to cause the registration statement to become and remain effective for the period of the distribution contemplated thereby;

                    (b) prepare and file with the Commission any amendments and supplements to the registration statement and the prospectus used in connection therewith as may be necessary to keep the registration statement effective for the period of distribution and as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of Registrable Shares covered by the registration statement in accordance with the selling Shareowners' intended method of disposition set forth in the registration statement;

                    (c) furnish to each selling Shareowner and to each underwriter such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares covered by the registration statement;

                    (d) use its best efforts to register or qualify the Registrable Shares covered by the registration statement under the securities or blue sky laws of such states as the selling Shareowners of Registrable Shares or, in the case of an underwritten public offering, the managing underwriter shall reasonably request; PROVIDED, HOWEVER, that the Company shall not be required to qualify generally to transact business as a foreign corporation, consent to general service of process or subject itself to taxation in any jurisdiction;

                    (e) immediately notify each selling Shareowner under the registration statement and each underwriter, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the happening of any event as a result of which the Company believes the prospectus contained in the registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and, at the request of any such selling Shareowner, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

                    (f) make available for inspection by each selling Shareowner, any underwriter participating in any distribution pursuant to the registration statement, and any attorney, accountant or other agent retained by a selling Shareowner or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such selling Shareowner, underwriter, attorney, accountant or agent in connection with the registration statement.

                    (g) The period of distribution of Registrable Shares in a firm commitment or best efforts underwritten public offering shall be deemed to extend until each underwriter has completed the distribution of all securities purchased by it, and the period of distribution of Registrable Shares in any other registration shall be deemed to extend until the sale of all Registrable Shares covered thereby, provided, however, that such period shall not exceed one hundred twenty (120) days.

                    (h) In connection with each registration hereunder, the selling Shareowners of Registrable Shares will furnish to the Company in writing such information with respect to themselves and the proposed distribution by them as shall be reasonably necessary in order to assure compliance with Federal and applicable state securities laws.

                    (i) In connection with each registration pursuant to Sections 2 and 3 hereof covering an underwritten public offering, the Company and the Shareowners agree to enter into a written agreement with the managing underwriter selected in the manner herein provided in such form and containing such provisions as are customary in the securities business for such an arrangement, including continuing representations, covenants and indemnification.

                    (j) Each Shareowner agrees that, upon receipt of any notice from the Company of the happening of any event described in clause (e) of this Section 4, such Shareowner will forthwith discontinue disposition of the

     Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Shareowner's receipt of the copies of the supplemented or amended prospectus contemplated by clause (e) of this Section 4, and, if so directed by the Company each Shareowner will deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Shareowners possession, of the prospectus covering such Registrable Shares current at the time off receipt of such notice.

               5. EXPENSES. All expenses incurred by the Company in complying with Sections 2, 3 and 4, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees of the National Association of Securities Dealers, Inc., state Blue Sky fees and expenses, fees of transfer agents and registrars and costs of insurance, are herein called "Registration Expenses." All underwriting discounts, selling commissions and transfer taxes with respect to the registration of shares included in the Registration Statement shall be deemed "Selling Expenses." The Company will pay all Registration Expenses in connection with any registration statement filed pursuant to Sections 2 and 3. All Selling Expenses in connection with any registration statement filed pursuant to Section 2 and 3 hereof shall be borne by the selling Shareowners and the Company in proportion to the number of shares sold by each.

               6.   INDEMNIFICATION.

                    (a) In the event of a registration of any Registrable Shares under the Securities Act pursuant to Section 2 or 3, the Company will indemnify and hold harmless each selling Shareowner of Registrable Shares thereunder, against any and all losses, claims, damages, liabilities or actions, joint or several, to which such selling Shareowner may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which Registrable Shares were registered under the Securities Act pursuant to Section 2 or 3, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each such selling Shareowner, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage, liability or action arises out of or is based upon (i) an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such selling Shareowner in writing specifically for use in the registration statement, any preliminary prospectus or final prospectus or (i) the breach by such selling Shareowner of Section 4(j) hereof.

                    (b) In the event of a registration of any of the Registrable Shares under the Securities Act pursuant to Section 2 or 3, each selling Shareowner of Registrable Shares thereunder, severally and not jointly, will indemnify and hold harmless the Company and each person, if any, who controls the Company within the meaning of the Securities Act, each officer of the Company who signs the registration statement, each director of the Company, against any and all losses, claims, damages, liabilities or actions, joint or several, to which the Company or such officer or director may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which Registrable Shares were registered under the Securities Act pursuant to Section 2 or 3, and preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer and director, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that such selling Shareowner will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such selling Shareowner, as such, furnished in writing to the Company by such selling Shareowner specifically for use in such registration statement, preliminary prospectus or final prospectus.

                    (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party other than under this Section 6. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party in its reasonable judgment and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 6 for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected.

                    (d) No indemnifying party, in defense of any such claim or litigation shall, except with the consent of each indemnified party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation, and no indemnified party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the indemnifying party, such consent not to be unreasonably withheld.

               7. CHANGES IN COMMON STOCK. If, and as often as, there are any changes in the Common Stock by way of stock split, stock dividend, combination or reclassification, or through merger, consolidation, reorganization or recapitalization or by any other means, appropriate adjustment shall be made in the provisions hereof, as may be required, so that the rights and privileges granted hereby shall continue with respect to the Common Stock as so changed.

               8. SALES RESTRICTIONS. In connection with any registration under Section 2 above, the Company will use its best efforts to obtain agreements from each holder of five percent (5%) or more of its Common Stock, or any securities convertible into or exercisable or exchangeable for its Common Stock, that such holder will not sell or otherwise dispose of any such securities (other than those included in the registration) during a period of 120 days beginning on the effective date of any such registration without first obtaining the written consent of the managing underwriter of the offering.

               9. TRANSFER OF REGISTRATION RIGHTS; TERMINATION OF REGISTRATION RIGHTS.

                    (a) The registration rights provided to the holders of Registrable Shares under this Agreement may be transferred to any other person or entity and shall inure to the parties hereto and persons to whom the Registrable Shares may from time to time be transferred.

               10. STANDOFF AGREEMENT. Each holder of Registrable Shares agrees that , so long as such person holds at least five percent (5%) of the Company's outstanding voting equity securities, upon request of the Company or the underwriters managing any underwritten offering of the Company's securities, not to sell, make any short sale of, loan, grant any option for the purchase of, or otherwise dispose of any Registrable Shares (other than those included in the registration) without the prior written consent of the Company or such underwriters, as the case may be, for such period of time (not to exceed one hundred eighty (180) days) from the effective date of such registration as may be reasonably requested by the underwriters; provided, that all other holders of five percent (5%) or more of the Company's outstanding securities and the officers and directors of the Company who own securities of the Company also agree to such restrictions.

               11. RULE 144 REPORTING. With a view to making available the benefits of certain rules and regulations of the Commission which may permit the sale of the Registrable Shares to the public without registration, the Company shall agree to:

                    (a) Use its best efforts to make and keep public information available as those terms are understood and defined in Rule 144 under the Securities Act;

                    (b) use its best efforts to file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934 (the "Exchange Act"); and

                    (c) So long as a holder owns any Registrable Shares, furnish to the holder forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of Rule 144, and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed as the holder may reasonably request in availing itself of any rule or regulation of the Commission allowing the holder to sell any such securities without registration.

          13.  MISCELLANEOUS.

                    (a) GOVERNING LAW. This agreement shall be governed by and interpreted and enforced in accordance with the laws of the State of Delaware without giving effect to any conflicts of law provisions.

                    (b)  REMEDIES.

                         (i) Each of the Company, on the one hand, and the Shareowners, on the other, acknowledges and agrees that the other would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements in this Agreement of such party were not performed in accordance with its terms, and it is therefore agreed that each of the Shareowners and the Company, in addition to and without limiting any other remedy or right such party may have, will have the right to an injunction or other equitable relief in any court of competent jurisdiction, enjoining any such breach and enforcing specifically the terms and provisions hereof. Each of the Shareowners and the Company hereby waive any and all defenses they may have on the ground of lack of jurisdiction or competence of the court to grant such an injunction or other equitable relief.

                         (ii) All rights, powers and remedies provided under this Agreement or otherwise available in respect hereof at law or in equity shall be cumulative and not alternative, and the exercise or beginning of the exercise of any thereof by any party shall not preclude the simultaneous or later exercise of any other such right, power or remedy.

                    (c) NOTICES. All notices, demands, requests, certificates or other communications under this Agreement and all legal process in regard hereto shall be in writing and shall be decreed to be validly given, made or served when delivered personally or deposited in the U.S. mail, postage prepaid, for delivery by express, registered or certified mail, or delivered to a recognized overnight courier service and guaranteeing next business day delivery, addressed as follows:

     If to the Company:

          __________________________
          __________________________
          __________________________
          __________________________


     with a copy to:

          __________________________
          __________________________
          __________________________
          __________________________

     If to the Shareowners:

          __________________________
          __________________________
          __________________________
          __________________________

     With a required copy to:

          __________________________
          __________________________
          __________________________
          __________________________

                         Notices to be given to any other Shareowner shall be sent or delivered to the address of such other Shareowner as shown in the stock record book of the Company, or to such other address as any of the above shall have specified in a notice given pursuant to this Section (c) to all of the others above.

                         Any notice delivered after business hours or on a Saturday, Sunday or legal holiday shall be deemed for purposes of computing any time period hereunder to have been delivered on the next business day.

                    (d) SEVERABILITY. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void, or unenforceable, the remainder of the terms, provisions, covenants and restrictions shall remain in full force and effect and shall in no way be affected, impaired or invalidated. The parties agree that they will use their best efforts at all times to support and defend this Agreement.

                    (e) AMENDMENTS. This Agreement may be amended only by an agreement in writing signed by all of the parties hereto.

                    (f) DESCRIPTIVE HEADINGS. Descriptive headings are for convenience only and shall not control or affect the meaning or construction of any provision of this Agreement.

                    (g) COUNTERPARTS. This Agreement shall become binding when one or more counterparts hereof, individually or taken together, bears the signatures of each of the parties hereto. This Agreement may be executed in any number of counterparts, each of which shall be an original as against the party whose signature appears thereon, or on whose behalf such counterpart is executed, but all of which taken together shall be one and the same statement.

                    (h) SUCCESSORS AND ASSIGNS. This Agreement shall be binding upon and inure to the benefit of and be enforceable by the successors and assigns of the parties hereto.

     IN WITNESS WHEREOF, the parties hereto intending to be legally bound have duly executed this Agreement, all as of the day and year first above written.

                                          COMPANY



                                           ______________________________

                                   By:     ______________________________

                                   Title:  ______________________________

                                   SHAREOWNERS


                                   ___________________________________
                                   John D. Crawford


                                   ___________________________________
                                   Thomas G. Keefe


                                   ___________________________________
                                   Donna L. Raoust


                                   ___________________________________
                                   Glenn Callahan


                                   ___________________________________
                                   Rick Davis


                                   ___________________________________
                                   Layne Levine


                                   ___________________________________
                                   Lisa Brown


                                   ___________________________________
                                   Dean Young

                                                           EXHIBIT 2.3(f)

                            ESCROW AGREEMENT
                            ----------------


     THIS ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into this _____ day of April, 1997, by and among NETWORK LONG DISTANCE, INC., a Delaware corporation ("NETWORK"), the individuals listed on the signature page hereto (collectively "the Shareholders"), owners of all of the outstanding capital stock of EASTERN TELECOM INTERNATIONAL CORPORATION, INC., a Virginia corporation ("EASTERN"), and _______________ ("Escrow Agent").

     WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of April ___, 1997, by and among NETWORK, Water Acquisition Corp., a Virginia corporation ("Acquisition"), the Shareholders and EASTERN (the "Merger Agreement"), at Closing (as defined therein), Acquisition will be merged with and into EASTERN and the Shareholders will receive shares of the common stock, par value $.0001 per share, of NETWORK (the "NETWORK Common");

     WHEREAS, pursuant to the terms of the Merger Agreement, NETWORK will deposit with the Escrow Agent hereunder 37,500 shares of NETWORK Common (the "Escrow Shares");

     WHEREAS, execution of this Escrow Agreement is a condition of Closing under the Merger Agreement; and

     WHEREAS, unless otherwise defined herein, all defined terms used in this Escrow Agreement are used herein with the meaning assigned to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, representations, warranties and promises set forth herein, the parties agree as follows:

     SECTION 1.  CREATION OF ESCROW; DISTRIBUTION OF ESCROW SHARES

     SECTION 1.1 DEPOSIT OF ESCROW SHARES. On the date hereof, NETWORK shall deposit with the Escrow Agent stock certificates representing the Escrow Shares, in the amounts and names as set forth on Schedule A hereto, together with stock transfer powers executed by each Shareholder with respect to the Escrow Shares issued in his name, to be held by Escrow Agent and disposed of in accordance with the terms of this Escrow Agreement.

     SECTION 1.2    INDEMNIFICATION DISTRIBUTION.

          (a) Any and all claims, actions, suits, liabilities, losses, damages, costs and expenses incurred by NETWORK, EASTERN, or NETWORK's officers, directors, agents, employees and affiliates which is subject to indemnification by the Shareholders pursuant to Section 8.1 of the Merger Agreement shall be referred to herein collectively as "Reimbursable Losses" and individually as a "Reimbursable Loss". In the event that any claim is made or threatened against NETWORK which NETWORK believes will result in NETWORK or EASTERN incurring any Reimbursable Loss or if NETWORK believes it has incurred any Reimbursable Loss, on one or more such occasions during the term hereof NETWORK may deliver to Escrow Agent and the Shareholders a Distribution Notice setting forth the relevant facts concerning and the amount of the Reimbursable Loss. Unless, within twenty (20) business days (a business day being any day other than a Saturday or Sunday or a day on which banks in Kansas City, Missouri are closed for business) after receipt by the Shareholders of the Distribution Notice, Escrow Agent has received from the Shareholders a notice, a copy of which shall be delivered by the Shareholders to NETWORK, disputing the facts or the amount of the Reimbursable Loss stated in such Distribution Notice, (a "Dispute Notice") Escrow Agent shall promptly deliver the Escrow Shares (or a portion thereof) to NETWORK in accordance with Section 1.2(d).

          (b) In the event that within such twenty (20) day period Escrow Agent and NETWORK receive a Dispute Notice from the Shareholders, NETWORK and the Shareholders shall attempt to resolve such dispute within twenty (20) business days after receipt of the Dispute Notice. In the event NETWORK and the Shareholders are not able to resolve such dispute within such time period, or, in the event that either NETWORK or the Shareholders or both refuse to participate therein, then either NETWORK or the Shareholders or both may submit the dispute to arbitration effected by arbitrators selected as hereinafter provided and conducted in accordance with the rules, existing at the date of the submission, of the American Arbitration Association. In the event of any such arbitration, there shall be three arbitrators, one to be selected by NETWORK, one to be selected by the Shareholders, and one to be selected by the two arbitrators selected by the parties. If such arbitrators cannot agree on a third arbitrator, such third arbitrator shall be selected by the American Arbitration Association. In the event the Shareholders or NETWORK shall not, within thirty (30) days after submission of a dispute to arbitration, have selected their or its arbitrator and given notice thereof to the other party, such arbitrator shall be selected by the American Arbitration Association. The meetings of the arbitrators shall be held in such place or places as may be agreed upon by them.

          (c) If the arbitrators shall determine that NETWORK has incurred a Reimbursable Loss, the arbitrators shall promptly notify Escrow Agent of such finding, including the amount of the Reimbursable Loss and Escrow Agent shall promptly deliver to NETWORK the Escrow Shares (or a portion thereof) in accordance with Section 1.2(d). Such finding shall be final, binding and non-appealable as to the parties hereto.

          (d) Whenever a determination has been made pursuant to Section 1.2(a), (b) or (c) that NETWORK or EASTERN has incurred a Reimbursable Loss, Escrow Agent shall promptly deliver to NETWORK all of the stock certificates representing the Escrow Shares, together with the related stock transfer powers. NETWORK shall cancel such stock certificates and return to Escrow Agent stock certificates registered in the names of the Shareholders representing the Escrow Shares (with new stock transfer powers) less the number of Escrow Shares necessary to satisfy the amount of the Reimbursable Loss, valued as set forth below. The Escrow Shares transferred to NETWORK pursuant to this Section 1.2 shall be taken from the individual Shareholders in proportion to the number of Escrow Shares registered in such Shareholder's name, rounded to the nearest whole share. Any Escrow Shares distributed pursuant to this Section 1.2 shall be valued at $8.00 per share.

          (e) Each of NETWORK and the Shareholders shall bear their own costs and expenses related to the arbitration, except that the arbitrators, in their sole discretion, may award costs and expenses to the prevailing party. Escrow Agent shall not be responsible for the payment of any such amount.

     SECTION 2. EXPIRATION OF ESCROW AGREEMENT. As of the close of business on August 1, 1997 (the "Expiration Date"), Escrow Agent shall promptly deliver any Escrow Shares not previously distributed hereunder to the Shareholders; PROVIDED, HOWEVER, that if any Distribution Notice delivered by NETWORK pursuant to Section 1.2 hereof prior to the close of business on the Expiration Date has not been resolved, all obligations of the Shareholders shall continue as to such claim until the determination of the existence or nonexistence of any Reimbursable Loss with respect thereto shall have been made pursuant to Section 1.2 hereof. Escrow Shares with a value equal to the remaining Reimbursable Loss (valued as set forth in Section 1.2(d)) shall remain subject to the terms of this Escrow Agreement and shall be retained by Escrow Agent. Escrow Agent shall promptly deliver to NETWORK all stock certificates representing the Escrow Shares and all related stock transfer powers. NETWORK shall cancel such stock certificates and deliver to Escrow Agent stock certificates registered in the names of the Shareholders representing the remaining Reimbursable Loss, with new stock powers. All other Escrow Shares, if any, shall be delivered to the Shareholders in proportion to the number of all Escrow Shares registered in such Shareholder's name.

     SECTION 3. REGISTRATION OF THE ESCROW SHARES, DIVIDENDS AND RELATED MATTERS. Each certificate for the Escrow Shares shall, when deposited with Escrow Agent, be accompanied by a duly executed stock transfer power in blank, and each signature on each such stock transfer power shall be guaranteed by an Eligible Guarantor Institution as defined by Securities and Exchange Commission Rule 17Ad-15 (17 C.F.R. 240-17Ad-15).
 All cash dividends received by the Escrow Agent on the Escrow Shares shall be promptly paid over to the Shareholders. All additional or different shares resulting from any recapitalization, exchange, merger, consolidation, stock split, or stock dividend on the Escrow Shares shall be deemed to be, and shall be held as part of, the Escrow Shares.

     SECTION 4.     OTHER REMEDIES.  Subject to the limitations of Section
8.4 of the Merger Agreement, in the event the Escrow Shares are not sufficient to satisfy a Reimbursable Loss, or a Reimbursable Loss occurs after the expiration of this Escrow Agreement, NETWORK shall be entitled to any other remedies available to it, whether in equity or at law, to recover from the Shareholders the Reimbursable Loss in accordance with the terms of the Merger Agreement.

     SECTION 5. REGISTRATION RIGHTS. Until the expiration of this Escrow Agreement, and the subsequent delivery of the Escrow Shares, if any, to the Shareholders, the Escrow Shares shall not be entitled to any of the benefits of the Registration Rights Agreement among NETWORK and the Shareholders dated of even date herewith.

     SECTION 6.     DUTIES AND RESPONSIBILITIES OF ESCROW AGENT.

          (a) Escrow Agent, by signing this Escrow Agreement, acknowledges receipt of the Escrow Shares and agrees to hold and dispose of them in accordance with the terms hereof. The duties and responsibilities of Escrow Agent shall be limited to those expressly set forth in this Escrow Agreement and it shall not be subject to, nor obligated to comply with or to recognize, any other agreement (including the Merger Agreement and the Registration Rights Agreement) between, or direction or instruction of, any or all of the other parties hereto even though reference thereto may be made herein; PROVIDED, HOWEVER, with the written consent of Escrow Agent, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto.

          (b) Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any of the undersigned or by any other person, firm or corporation, except only such notices and instructions as are herein provided for and orders or process of any court duly entered. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, writ, judgment or decree shall be made or entered by any court effecting such property or any part thereof, then and in any of such events, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it; and if Escrow Agent complies in good faith with any such order, writ, judgment or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          (c) Escrow Agent shall not be personally liable for any act taken or omitted hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment. Escrow Agent also shall be fully protected in relying upon any written notice, demand, certificate, waiver, opinion of counsel or other document which it in good faith believes to be genuine or what it purports to be.

          (d) Escrow Agent acts hereunder as a depository only and shall not be responsible for the sufficiency or accuracy or the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for lack of endorsement thereon, or for any description therein, nor shall it be responsible or liable in any respect on the account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement under this Escrow Agreement.

          (e) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

          (f) NETWORK agrees to indemnify and save the Escrow Agent harmless from all loss, cost, damages, fees and expenses, including, but not limited to attorney's fees suffered or incurred by the Escrow Agent as a result thereof.

          (g) In the event of any disagreement, except those submitted to arbitration pursuant to Section 1.2 hereof, between any party hereto, or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein, or affected hereby, the Escrow Agent shall be entitled to refuse to comply with any demand or claim, as long as such disagreement shall continue, and in so refusing to make any delivery or other disposition of any money, papers or property involved or affected hereby, the Escrow Agent shall not be or become liable to any party hereto or to any other person for its refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to refuse and refrain to act until:

               (i) The rights of the adverse claimants shall have been fully and finally adjudicated in a court assuming and having jurisdiction of the parties and money, papers and property involved herein or affected hereby; or

               (ii) All differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing, signed by all the parties interested.

          (h) The Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to NETWORK and the Shareholders. Such resignation shall be effective not less than thirty (30) days after such written notice has been delivered. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent.

          (i) In the event of resignation of the Escrow Agent, a successor escrow agent shall be appointed as soon as practicable by NETWORK, subject to the approval of the

     Shareholders, which approval shall not be unreasonably withheld. Should such successor not be appointed within thirty (30) days after Escrow Agent shall have delivered notice of its resignation, the resigning Escrow Agent shall be entitled to petition a court of proper jurisdiction to appoint a successor.

     SECTION 7.     MISCELLANEOUS.

     SECTION 7.1. ENTIRE AGREEMENT. This Escrow Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. No terms, conditions, warranties, other than those contained herein, and no amendments or modifications hereto shall be binding unless made in writing and signed by the parties hereto.

     SECTION 7.2. NOTICES. Any notices to be given hereunder by any party to any other shall be in writing and shall be made either by personal delivery, certified or overnight mail or telecopy. Each notice shall be effective only upon receipt. A copy of the notice, or the certified or overnight mail receipt, dated and signed by the party receiving notice, shall be deemed adequate proof of receipt. Mailed notices shall be addressed as follows:

          a.   If to NETWORK:

               Network Long Distance, Inc.
               7000 Squibb, Suite 310
               Mission, KS  66202
               Fax: (913) 262-3731
               Attention:  Timothy A. Barton

               With a copy to:

               Blackwell Sanders Matheny Weary & Lombardi L.C.
               2300 Main Street, Suite 1100
               Kansas City, MO  64108
               Fax: (816) 274-6914
               Attention:  Merry Evans, Esq.

          b.   If to the Shareholders:

               Eastern Telecom International Corporation
               11817 Caron Blvd., Suite 600
               Newport News, VA  23606
               Fax: (757) 873-1309
               Attention:  John D. Crawford
               with a copy to:

               Pender & Coward, P.C.
               192 Ballard Court
               Virginia Beach, VA  23462
               Fax: (757) 497-1914
               Attention:  Douglas Kahle, Esq.

          c.   If to Escrow Agent:
               _________________________________
               _________________________________
               _________________________________

     Either party may change its address for notice by giving notice in accordance with the terms of this Section 7.2.

     SECTION 7.3. FEES. All Escrow Agent's fees and charges hereunder shall be as set forth in Schedule B hereto and shall be paid, along with the reasonable expenses of Escrow Agent, by NETWORK. The fees and charges agreed to be paid are intended as full compensation for Escrow Agent's services as contemplated by this Escrow Agreement; however, if the conditions of this Escrow Agreement are not fulfilled or Escrow Agent renders any material service not contemplated in this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same may be recoverable from NETWORK.

     SECTION 7.4. WAIVER. The waiver by any party hereto of a breach of any term or provision of this Escrow Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision by any party or of the breach of any other term or provision of this Escrow Agreement.

     SECTION 7.5. BINDING EFFECT. This Escrow Agreement shall extend to and be binding upon and inure to the benefit of the parties hereto, their respective heirs, representatives, successors and assigns. This Escrow Agreement may not be assigned by the Shareholders.

     SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Escrow Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Escrow Agreement.

     SECTION 7.7. INVALID PROVISIONS. If any provision of this Escrow Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable and this Escrow Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Escrow Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid or enforceable.

     SECTION 7.8. HEADINGS. The headings in this Escrow Agreement are solely for convenience of reference and shall be given no effect in construction or interpretation of this Escrow Agreement.

     SECTION 7.9. COUNTERPARTS: GOVERNING LAW. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above mentioned.


                              NETWORK, INC.


                              By:_________________________________
                              Name: ______________________________
                              Title: _____________________________


                              SHAREHOLDERS


                              ____________________________________
                              John D. Crawford


                              ____________________________________
                              Thomas G. Keefe


                              ____________________________________
                              Donna L. Raoust


                              ____________________________________
                              Glenn Callahan


                              ____________________________________
                              Rick Davis


                              ____________________________________
                              Layne Levine

                              ____________________________________
                              Lisa Brown


                              ____________________________________
                              Dean Young


                              ESCROW AGENT


                              By:_________________________________
                              Name: ______________________________
                              Title: _____________________________

                               SCHEDULE A
                       SHAREHOLDERS/ESCROW SHARES

                               SCHEDULE B
                            ESCROW AGENT FEES

                                                           EXHIBIT 2.3(g)

                    WORKING CAPITAL ESCROW AGREEMENT
                    --------------------------------


     THIS WORKING CAPITAL ESCROW AGREEMENT (the "Escrow Agreement") is made and entered into this _____ day of April, 1997, by and among NETWORK LONG DISTANCE, INC., a Delaware corporation ("NETWORK"), the individuals listed on the signature page hereto (collectively "the Shareholders"), owners of all of the outstanding capital stock of EASTERN TELECOM INTERNATIONAL CORPORATION, INC., a Virginia corporation ("EASTERN"), and _______________ ("Escrow Agent").

     WHEREAS, pursuant to that certain Agreement and Plan of Merger dated as of April ___, 1997, by and among NETWORK, Water Acquisition Corp., a Virginia corporation ("Acquisition"), the Shareholders and EASTERN (the "Merger Agreement"), at Closing (as defined therein), Acquisition will be merged with and into EASTERN and the Shareholders will receive shares of the common stock, par value $.0001 per share, of NETWORK (the "NETWORK Common");

     WHEREAS, pursuant to the terms of the Merger Agreement, NETWORK will deposit with the Escrow Agent hereunder (i) 25,000 shares of NETWORK Common (the "Escrow Shares") and (ii) $200,000 in cash equivalents (the "Escrow Funds");

     WHEREAS, execution of this Escrow Agreement is a condition of Closing under the Merger Agreement; and

     WHEREAS, unless otherwise defined herein, all defined terms used in this Escrow Agreement are used herein with the meaning assigned to them in the Merger Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements, covenants, representations, warranties and promises set forth herein, the parties agree as follows:

     SECTION 1.  CREATION OF ESCROW; DISTRIBUTION OF ESCROW SHARES AND
ESCROW FUNDS

     SECTION 1.1 DEPOSIT OF ESCROW SHARES AND ESCROW FUNDS. On the date hereof, NETWORK shall deposit with the Escrow Agent:

          (a) Stock certificates representing the Escrow Shares, in the amounts and names as set forth on Schedule A hereto, together with stock transfer powers executed by each Shareholder with respect to the Escrow Shares issued in his name, to be held by Escrow Agent and disposed of in accordance with the terms of this Escrow Agreement; and

          (b) $200,000 in cash equivalents, to be held by Escrow Agent and disposed of in accordance with the terms of this Escrow Agreement.

     SECTION 1.2 TOTAL ADJUSTMENT. Promptly following calculation of the Adjusted Merger Consideration pursuant to Section 2.5 of the Merger Agreement, NETWORK shall deliver to Escrow Agent a notice ("Distribution Notice") which shall state the amount of the Adjusted Merger Consideration and the amount by which the Adjusted Merger Consideration is greater than or less than the Merger Consideration. The Distribution Notice shall request that Escrow Agent deliver to NETWORK all of the Escrow Shares for the purpose of facilitating the transfer to NETWORK or the Shareholders, as the case may be, of that number of Escrow Shares which, when valued according to this Section, equals the difference between the Merger Consideration and the Adjusted Merger Consideration. Escrow Agent shall promptly, after receipt of the Distribution Notice, deliver to NETWORK all of the stock certificates representing the Escrow Shares and all of the related stock transfer powers. NETWORK shall cancel such stock certificates and deliver to Escrow Agent stock certificates registered in the names of the Shareholders representing the Escrow Shares (with new stock transfer powers) less the number of shares, if any, when valued according to this Section 1.2, equals the amount by which the Adjusted Merger Consideration is less than the Merger Consideration. The Escrow Shares, if any, distributed to NETWORK hereunder shall be valued using a per share price equal to $8.00 per share. Any Escrow Shares transferred to NETWORK pursuant to this Section 1.2 shall be taken from the individual Shareholders in proportion to the number of Escrow Shares registered in their respective names, rounded to the nearest whole share. Any Escrow Shares returned to the Shareholders pursuant to this Section 1.2 shall be distributed to the individual Shareholders in proportion to the number of Escrow Shares registered in their respective names, rounded to the nearest whole share. If the Adjusted Merger Consideration is greater than the Merger Consideration, Escrow Agent shall deliver to John D. Crawford, as representative of the Shareholders, that amount of Escrow Funds equal to such difference.

     SECTION 2. EXPIRATION OF ESCROW AGREEMENT. If Escrow Agent has not received a Distribution Notice, as of the close of business on August 1, 1997 (the "Expiration Date"), Escrow Agent shall promptly deliver all Escrow Shares to the Shareholders and all Escrow Funds to NETWORK. If Escrow Agent has received a Distribution Notice by such time, it shall promptly distribute the Escrow Funds and Escrow Shares in accordance with
Section 1.2 even if such distribution cannot be completed until after the Expiration Date.

     SECTION 3. REGISTRATION OF THE ESCROW SHARES, DIVIDENDS AND RELATED MATTERS. Each certificate for the Escrow Shares shall, when deposited with Escrow Agent, be accompanied by a duly executed stock transfer power in blank, and each signature on each such stock transfer power shall be guaranteed by an Eligible Guarantor Institution as defined by Securities and Exchange Commission Rule 17Ad-15 (17 C.F.R. 240-17Ad-15). All cash dividends received by the Escrow Agent on the Escrow Shares shall be promptly paid over to the Shareholders. All additional or different shares resulting from any recapitalization, exchange, merger, consolidation, stock split, or stock dividend on the Escrow Shares shall be deemed to be, and shall be held as part of, the Escrow Shares.

     SECTION 4. OTHER REMEDIES. In the event the Escrow Shares or Escrow Funds, as the case may be, are not sufficient to satisfy the payment of the difference between the Adjusted Merger Consideration and the Merger Consideration, NETWORK and the Shareholders, as the case may be, shall be entitled to any other remedies available to them, whether in equity or at law, to recover from the other party such difference in accordance with the terms of, and subject to the limitations set forth in, the Merger Agreement.

     SECTION 5. REGISTRATION RIGHTS. Until the expiration of this Escrow Agreement, and the subsequent delivery of any remaining Escrow Shares to the Shareholders, the Escrow Shares shall not be entitled to any of the benefits of the Registration Rights Agreement among NETWORK and the Shareholders dated of even date herewith.

     SECTION 6.     DUTIES AND RESPONSIBILITIES OF ESCROW AGENT.

          (a) Escrow Agent, by signing this Escrow Agreement, acknowledges receipt of the Escrow Shares and agrees to hold and dispose of them in accordance with the terms hereof. The duties and responsibilities of Escrow Agent shall be limited to those expressly set forth in this Escrow Agreement and it shall not be subject to, nor obligated to comply with or to recognize, any other agreement (including the Merger Agreement and the Registration Rights Agreement) between, or direction or instruction of, any or all of the other parties hereto even though reference thereto may be made herein; PROVIDED, HOWEVER, with the written consent of Escrow Agent, this Escrow Agreement may be amended at any time or times by an instrument in writing signed by all the parties hereto.

          (b) Escrow Agent is authorized, in its sole discretion, to disregard any and all notices or instructions given by any of the undersigned or by any other person, firm or corporation, except only such notices and instructions as are herein provided for and orders or process of any court duly entered. If any property subject hereto is at any time attached, garnished or levied upon under any court order or in case the payment, assignment, transfer, conveyance or delivery of any such property shall be stayed or enjoined by any court order, or in case any order, writ, judgment or decree shall be made or entered by any court effecting such property or any part thereof, then and in any of such events, Escrow Agent is authorized, in its sole discretion, to rely upon and comply with any such order, writ, judgment or decree which it is advised by legal counsel of its own choosing is binding upon it; and if Escrow Agent complies in good faith with any such order, writ, judgment or decree it shall not be liable to any of the parties hereto or to any other person, firm or corporation by reason of such compliance, even though such order, writ, judgment or decree may be subsequently reversed, modified, annulled, set aside or vacated.

          (c) Escrow Agent shall not be personally liable for any act taken or omitted hereunder if taken or omitted by it in good faith and in the exercise of its own best judgment. Escrow Agent also shall be fully protected in relying upon any written notice, demand, certificate, waiver, opinion of counsel or other document which it in good faith believes to be genuine or what it purports to be.

          (d) Escrow Agent acts hereunder as a depository only and shall not be responsible for the sufficiency or accuracy or the form, execution, validity or genuineness of documents or securities now or hereafter deposited hereunder or of any endorsement thereon, or for lack of endorsement thereon, or for any description therein, nor shall it be responsible or liable in any respect on the account of the identity, authority or rights of the persons executing or delivering or purporting to execute or deliver any such document, security or endorsement under this Escrow Agreement.

          (e) The Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the opinion and instructions of such counsel.

          (f) NETWORK agrees to indemnify and save the Escrow Agent harmless from all loss, cost, damages, fees and expenses, including, but not limited to attorney's fees suffered or incurred by the Escrow Agent as a result thereof.

          (g) In the event of any disagreement between any party hereto, or any other person, resulting in adverse claims and demands being made in connection with or for any papers, money or property involved herein, or affected hereby, the Escrow Agent shall be entitled to refuse to comply with any demand or claim, as long as such disagreement shall continue, and in so refusing to make any delivery or other disposition of any money, papers or property involved or affected hereby, the Escrow Agent shall not be or become liable to any party hereto or to any other person for its refusal to comply with such conflicting or adverse demands, and the Escrow Agent shall be entitled to refuse and refrain to act until:

               (i) The rights of the adverse claimants shall have been fully and finally adjudicated in a court assuming and having jurisdiction of the parties and money, papers and property involved herein or affected hereby; or

               (ii) All differences shall have been adjusted by agreement and the Escrow Agent shall have been notified thereof in writing, signed by all the parties interested.

          (h) The Escrow Agent may resign at any time from its obligations under this Escrow Agreement by providing written notice to NETWORK and the Shareholders. Such resignation shall be effective not less than thirty (30) days after such written notice has been delivered. The Escrow Agent shall have no responsibility for the appointment of a successor escrow agent.

          (i) In the event of resignation of the Escrow Agent, a successor escrow agent shall be appointed as soon as practicable by NETWORK, subject to the approval of the Shareholders, which approval shall not be unreasonably withheld. Should such successor not be appointed within thirty (30) days after Escrow Agent shall have delivered notice of its resignation, the resigning Escrow Agent shall be entitled to petition a court of proper jurisdiction to appoint a successor.

     SECTION 7.     MISCELLANEOUS.

     SECTION 7.1. ENTIRE AGREEMENT. This Escrow Agreement sets forth the entire understanding of the parties hereto and supersedes all prior agreements or understandings, whether written or oral, with respect to the subject matter hereof. No terms, conditions, warranties, other than those contained herein, and no amendments or modifications hereto shall be binding unless made in writing and signed by the parties hereto.

     SECTION 7.2. NOTICES. Any notices to be given hereunder by any party to any other shall be in writing and shall be made either by personal delivery, certified or overnight mail or telecopy. Each notice shall be effective only upon receipt. A copy of the notice, or the certified or overnight mail receipt, dated and signed by the party receiving notice, shall be deemed adequate proof of receipt. Mailed notices shall be addressed as follows:

          a.   If to NETWORK:

               Network Long Distance, Inc.
               7000 Squibb, Suite 310
               Mission, KS  66202
               Fax: (913) 262-3731
               Attention:  Timothy A. Barton

               With a copy to:

               Blackwell Sanders Matheny Weary & Lombardi L.C.
               2300 Main Street, Suite 1100
               Kansas City, MO  64108
               Fax: (816) 274-6914
               Attention:  Merry Evans, Esq.

               b.   If to the Shareholders:

               Eastern Telecom International Corporation
               11817 Caron Blvd., Suite 600
               Newport News, VA  23606
               Fax: (757) 873-1309
               Attention:  John D. Crawford

               with a copy to:

               Pender & Coward, P.C.
               192 Ballard Court
               Virginia Beach, VA  23462
               Fax: (757) 497-1914
               Attention:  Douglas Kahle, Esq.

          c.   If to Escrow Agent:
               _________________________________
               _________________________________
               _________________________________

     Either party may change its address for notice by giving notice in accordance with the terms of this Section 7.2.

     SECTION 7.3. FEES. All of Escrow Agent's fees and charges hereunder shall be as set forth in Schedule B hereto and shall be paid, along with the reasonable expenses of Escrow Agent, by NETWORK. The fees and charges agreed to be paid are intended as full compensation for Escrow Agent's services as contemplated by this Escrow Agreement; however, if the conditions of this Escrow Agreement are not fulfilled or Escrow Agent renders any material service not contemplated in this Escrow Agreement, or any material modification hereof, or if any material controversy arises hereunder, Escrow Agent shall be reasonably compensated for such extraordinary services and reimbursed for all costs and expenses, including reasonable attorney's fees, occasioned by any delay, controversy, litigation or event, and the same may be recoverable from NETWORK.

     SECTION 7.4. WAIVER. The waiver by any party hereto of a breach of any term or provision of this Escrow Agreement shall not operate or be construed as a waiver of a subsequent breach of the same provision by any party or of the breach of any other term or provision of this Escrow Agreement.

     SECTION 7.5. BINDING EFFECT. This Escrow Agreement shall extend to and be binding upon and inure to the benefit of the parties hereto, their respective heirs, representatives, successors and assigns. This Escrow Agreement may not be assigned by the Shareholders.

     SECTION 7.6. NO THIRD PARTY BENEFICIARIES. This Escrow Agreement does not create, and shall not be construed as creating, any rights enforceable by any person not a party to this Escrow Agreement.

     SECTION 7.7. INVALID PROVISIONS. If any provision of this Escrow Agreement is held to be illegal, invalid, or unenforceable, such provision shall be fully severable and this Escrow Agreement shall be construed and enforced as if such illegal, invalid, or unenforceable provision had never comprised a part hereof; and the remaining provisions hereof shall remain in full force and effect and shall not be affected by the illegal, invalid, or unenforceable provision or by its severance here from. Furthermore, in lieu of such illegal, invalid, or unenforceable provision there shall be added automatically as a part of this Escrow Agreement a provision as similar in terms to such illegal, invalid, or unenforceable provision as may be possible and still be legal, valid or enforceable.

     SECTION 7.8. HEADINGS. The headings in this Escrow Agreement are solely for convenience of reference and shall be given no effect in construction or interpretation of this Escrow Agreement.

     SECTION 7.9. COUNTERPARTS: GOVERNING LAW. This Escrow Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but which together shall constitute one and the same instrument. This Escrow Agreement shall be governed by and construed in accordance with the laws of the State of Missouri.

     IN WITNESS WHEREOF, the parties have executed and delivered this Escrow Agreement on the day and year first above mentioned.


                              NETWORK, INC.


                              By:_________________________________
                              Name: ______________________________
                              Title: _____________________________


                              SHAREHOLDERS


                              ____________________________________
                              John D. Crawford


                              ____________________________________
                              Thomas G. Keefe


                              ____________________________________
                              Donna L. Raoust


                              ____________________________________
                              Glenn Callahan


                              ____________________________________
                              Rick Davis


                              ____________________________________
                              Layne Levine

                              ____________________________________
                              Lisa Brown


                              ____________________________________
                              Dean Young


                              ESCROW AGENT


                              By:_________________________________
                              Name: ______________________________
                              Title: _____________________________

                               SCHEDULE A
                       SHAREHOLDERS/ESCROW SHARES

                               SCHEDULE B
                            ESCROW AGENT FEES

                                                           EXHIBIT 2.3(h)
                          EMPLOYMENT AGREEMENT
                          --------------------

     AGREEMENT, effective as of the ______ day of __________, 1997, between EASTERN TELECOM INTERNATIONAL CORPORATION ("ETIC"), a wholly-owned subsidiary of NETWORK LONG DISTANCE, INC. ("Company") and John Crawford (the "Executive").

                               WITNESSETH
                               ----------

     WHEREAS, the Executive is to be employed by the Company; and

     WHEREAS, the Executive possesses an intimate knowledge of the business and affairs of the Company, its policies, methods, personnel and problems; and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the services of the Executive are important to the growth and success of the Company; and

     WHEREAS, the Board desires to assure the Company of the Executive's continued employment on an objective and impartial basis; and

     WHEREAS, the Executive is desirous of committing himself to serve the Company on the terms herein provided;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties agree as follows:

     1.   EMPLOYMENT.   The Company shall employ the Executive, and the
Executive shall serve the Company, on the terms and conditions set forth herein for the period of two (2) years commencing as of ___________________ and continuing through ____________________.

     2.   POSITION AND DUTIES.   The Executive shall serve as the Chairman
of the Board of the Company, reporting to the Board of the Company, and shall have supervision and control over, and responsibility for, the general management and operation of that area of the company, and shall have such other powers and duties as are reasonably assigned to the Executive by the Board. The Executive shall devote all of his working time and efforts to the business and affairs of the Company.

     3.   COMPENSATION.

          (a)  BASE SALARY.   The Executive shall receive a base salary at
the annual rate of at least One Hundred Eighty Thousand ($180,000.00) or such greater rate as the Board shall from time to time determine ("Base Salary"). The Base Salary shall be payable in substantially equal monthly installments or, at the Company's option, more frequently. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder; provided, however, if the Base Salary is established at an increased rate, the Base Salary shall not thereafter be reduced during the term of this Agreement.

          (b)  INCENTIVE COMPENSATION.   In addition to Base Salary, the
Executive shall be entitled to receive such incentive compensation payments as the Board may determine pursuant to the Company's incentive compensation plans, if any, such as the existing incentive bonus program. For any period less than a full fiscal year during the term of this Agreement, the Executive shall receive an amount equal to the prorated portion of the incentive compensation payable pursuant to such incentive compensation plans.

          (c)  EXPENSES.   During the term of the Executive's employment
hereunder, he shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures presently established by the Board for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefore in accordance with Company policy. Such expenses shall include, if the Company relocates its principal executive offices, reasonable relocation expenses.

          (d)  FRINGE BENEFITS.   The Executive shall be entitled to
participate in or receive benefits under any pension plan, profit-sharing plan, savings plan, stock option plan, life insurance, health-and-accident plan or other fringe benefit type of arrangement made available by the Company at the commencement of this Agreement or made available in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plan or arrangement presently in effect or made available in the future.

     4.   TERMINATION.

          (a)  DEATH.   The Executive's employment hereunder shall
terminate upon his death.

          (b)  DISABILITY; RETIREMENT.   This Agreement may be terminated
due to the Executive's "Disability", as follows: (i) within thirty (30) days after written notice of termination is given by the Company, if the Executive shall not have returned to the performance of his duties hereunder on a full time basis within the time set forth in such notice, if the Executive is unable to work on a full time basis for six (6) consecutive months, or for shorter periods aggregating eight (8) months in any fifteen (15) month period, due to Executive's mental or physical condition, or (ii) immediately upon written notice by the Company or the Executive if the Executive's mental or physical condition poses a direct threat to the health or safety of the Executive or others and such threat cannot be reasonably be eliminated by a reasonable accommodation. Termination by the Company of the Executive of his employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the Executive's consent with respect to the Executive.

          (c) CAUSE. In the event that the Executive: (I) commits any material breach of this Agreement or substantially fails to perform duties hereunder, and such breach or failure to perform results in, or is a material factor contributing to, a material adverse change in the business of the Company or any of its affiliates, their businesses or reputations (other than by reason of the Executive's death or Disability); (ii) commits any fraudulent or felonious act in respect to duties either to the Company or any of its affiliates, or any act involving moral turpitude; or (iii) commits any willful malfeasance or gross negligence (in the discharge of duties to the Company or any of its affiliates) having a material adverse effect on the Company or any of its affiliates, their businesses, or reputations; then the Company shall have the right to (A) terminate this Agreement for "Cause" (as defined above) immediately upon written notice to the Executive specifying the reason for termination, or (B) suspend the Executive from duty, with or without pay, or (C) take such other action as the Board determines is in the best interest of the Company which action may be in lieu of or pending a decision as to whether to terminate this Agreement. Notwithstanding the foregoing, this Agreement shall not be terminated for Cause unless and until the Executive is: (i) provided reasonable advance written notice of any proposed termination for Cause;
(ii) provided reasonable advance opportunity to be heard by the Board, with counsel; and (iii) provided a

Notice of Termination (as defined below) adopted by resolution of the Board in accordance with the Company's bylaws and applicable law.

          (d)  NOTICE OF TERMINATION.   Any purported termination by the
Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.

          (e)  DATE OF TERMINATION, ETC.   "Date of Termination" shall mean
(i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full time basis during such thirty (30) days period), (ii) upon the Executive's death, and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

     5.   COMPENSATION UPON TERMINATION OR DURING DISABILITY.

          (a)  DEATH.   If the Executive's employment shall be terminated
by reason of his death, the Company shall pay to his estate an amount equal to 100% of the Executive's compensation (Base Salary and incentive bonus)
paid to the Executive during the year preceding his death.   This amount
shall be exclusive of and in addition to any payments the Executive's widow, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy presently maintained by the Company. Not later than the fifth day following the date the Company receives any benefits payable upon the death of the Executive from any policy of life insurance owned by the Company insuring the life of the Executive, the Company shall pay to his estate all such benefits. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect (except as otherwise set forth in such policies) and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder without the written consent of the Executive.

          (b)  DISABILITY.   During any period that the Executive fails to
perform his duties hereunder as a result of any Disability, the Executive shall continue to receive his full Base Salary at the rate then in effect and benefits all compensation paid during the period until the Executive's employment is terminated by the Company pursuant to Section 4(b) hereof, or until the Executive terminates his employment pursuant to Section 4(b) hereof, whichever first occurs. Thereafter, the Executive shall be paid 100% of his Base Salary at the rate then in effect for one (1) year following the Date of Termination and thereafter an annual amount equal to 60% of the Base Salary at the rate in effect immediately prior to the Notice of Termination, less, in each case, any disability payments otherwise payable by or pursuant to plans or insurance programs provided by the Company and actually paid to the Executive, in equal monthly installments until he reaches the age of sixty-five (65) or dies, whichever first occurs.

          (c)  CAUSE.   If the Executive's employment shall be terminated
by Cause, the Company shall pay the Executive his full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

          (d)  COMPANY TERMINATION.   If the Executive's employment by the
Company shall be terminated by the Company other than for Cause, Retirement or Disability then the Executive shall be entitled to the benefits provided below:

     (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive, not later than the fifth day following the Date of Termination, a lump sum severance payment equal to 100% of the Executive compensation (Base Salary and incentive bonus) paid or payable to the Executive for the year preceding his termination;

     (B) In addition to all other amounts payable to the Executive under this Subsection 5(d), the Executive shall be entitled to receive all benefits payable to him under any other plan or agreement relating to retirement benefits or to compensation previously earned and deferred, in accordance with the respective terms of such plans or agreements; not later than the fifth day following the Date of Termination, the Company shall transfer, assign and convey to the Executive at no charge to the Executive, all policies of life insurance owned by the Company insuring the life of the Executive, together with all accumulated cash value thereon, and all health and disability policies with the Executive to assume liability for all premium payments thereafter. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder.

     (e) MITIGATION. The Executive shall not be required to mitigate the amount of any payment provided for in Section 5 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5 be reduced by any compensation earned by the Executive as the result of employment by another employer or by retirement benefits after the Date of Termination or otherwise.

     6.   SUCCESSORS:  BINDING AGREEMENT.

          (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled in accordance with 5(d) hereunder if the Executive were terminated by the Company. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined any successor to is business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to lie, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisees, legatee or other designee or if there is no such designee, to the Executive's estate. This Agreement is personal to the Executive and may not be assigned by him.

     7.   UNAUTHORIZED DISCLOSURE.   During the term of this Agreement, and
for a period of three (3) years thereafter, except as required by law, the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company, any confidential information obtained by him while in the employ of the Company with respect to any of the Company's methods of manufacture or trade secrets; provided, however that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or businesses similar to that conducted by the Company. The Executive shall by subject to all applicable common law restrictions on the use and disclosure by him of confidential information of the type described above. The provisions of this Section shall be binding upon the Executive's heirs, successors and legal representatives.

     8.   NON-SOLICITATION.   AS an additional material inducement to the
Company to enter into this Agreement, the Executive agrees that without the prior written consent of the Company, he will not, either directly or indirectly, for himself or for any other person, firm or other business entity, at any time during the this Agreement or for one (1) year following the Date of Termination of this Agreement, solicit any business relationship with (a) any person(s) or entities that were customers (or employees of such customers) of the Company within the preceding two (2) years, (b) any person(s) or entities which had been solicited by the Company to become customers during the preceding two (2) years, (c) any person(s) or entities the Company had documented plans to solicit during the Executive's employment at the time of the termination of this Agreement for the purposes of providing services similar to those provided by the Company, including, without limitation, as a consultant, director, officer, manager, supervisor or employee of any entity. This provision shall not apply if the Executive is terminated by the Company other than for Cause.

     9.   VIOLATION.   The Executive agrees that his violation or
threatened violation of any of the provision of Sections 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company, and, in such event, an injunction restraining the Executive from such violation may be entered against the Executive in addition to any other relief available to the Company. In the event an injunction is issued against any such conduct by the Executive, the periods referred to in Section 7 and 8 of this Agreement shall continue for a minimum of six (6) months from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. In the event any court finds the restrictions in Sections 7 and/or 8 to be unreasonable in scope, time, or geographic area, the court may modify such provision as necessary to make such restriction reasonable.

     10.  NOTICE.   For purposes of this Agreement, notices and all other
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:
                    If to the Executive:

                    ______________________________

                    ______________________________
                    ______________________________
                    ______________________________

                    If to the Company:

                    NETWORK LONG DISTANCE, INC.
                    525 Florida Street
                    Baton Rouge, LA  70801

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     11.  MISCELLANEOUS.   No provisions of this Agreement may be modified,
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Louisiana.

     12.  GOVERNING LAW; CONSENT TO JURISDICTION.   This Agreement shall be
governed by and construed in accordance with the laws of the Commonwealth of Virginia. The parties hereto hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the United States District Court located in Newport News, Virginia, and each waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder. The parties hereto each hereby agree that the exclusive and appropriate forums for any dispute hereunder are the courts of the Commonwealth of Virginia and the United States District Court located in Newport News, Virginia, and agree not to institute any action in any other forum.

     13.  VALIDITY.   The invalidity or unenforceability of any provision
of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     14.  COUNTERPARTS.   This Agreement may be executed in several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              NETWORK LONG DISTANCE, INC.

                              By: ______________________________________

                              Name: ____________________________________

                              Title: ___________________________________



                              THE EXECUTIVE


                              __________________________________________

                          EMPLOYMENT AGREEMENT
                          --------------------

     AGREEMENT, effective as of the ______ day of _______________, 1997, between EASTERN TELECOM INTERNATIONAL CORPORATION ("ETIC"), a wholly-owned subsidiary of NETWORK LONG DISTANCE, INC. ("Company") and Thomas Keefe (the "Executive").

                               WITNESSETH
                               ----------

     WHEREAS, the Executive is to be employed by the Company; and

     WHEREAS, the Executive possesses an intimate knowledge of the business and affairs of the Company, its policies, methods, personnel and problems; and

     WHEREAS, the Board of Directors of the Company (the "Board") recognizes that the services of the Executive are important to the growth and success of the Company; and

     WHEREAS, the Board desires to assure the Company of the Executive's continued employment on an objective and impartial basis; and

     WHEREAS, the Executive is desirous of committing himself to serve the Company on the terms herein provided;

     NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements of the parties herein contained, the parties agree as follows:

     1.   EMPLOYMENT.   The Company shall employ the Executive, and the
Executive shall serve the Company, on the terms and conditions set forth herein for the period of two (2) years commencing as of _______________________ and continuing through ____________________.

     2.   POSITION AND DUTIES.   The Executive shall serve as the Chief
Financial Officer of the Company, reporting to the Board of the Company, and shall have supervision and control over, and responsibility for, the general management and operation of that area of the company, and shall have such other powers and duties as are reasonably assigned to the Executive by the Board. The Executive shall devote all of his working time and efforts to the business and affairs of the Company.

     3.   COMPENSATION.

          (a) BASE SALARY. The Executive shall receive a base salary at the annual rate of at least Ninety-Seven Thousand Five Hundred Dollars ($97,500.00) or such greater rate as the Board shall from time to time determine ("Base Salary"). The Base Salary shall be payable in substantially equal monthly installments or, at the Company's option, more frequently. Any increase in Base Salary or other compensation shall in no way limit or reduce any other obligation of the Company hereunder; provided, however, if the Base Salary is established at an increased rate, the Base Salary shall not thereafter be reduced during the term of this Agreement.

          (b)  INCENTIVE COMPENSATION.   In addition to Base Salary, the
Executive shall be entitled to receive such incentive compensation payments as the Board may determine pursuant to the Company's incentive compensation plans, if any, such as the existing incentive bonus program. For any period less than a full fiscal year during the term of this Agreement, the Executive shall receive an amount equal to the prorated portion of the incentive compensation payable pursuant to such incentive compensation plans.

          (c)  EXPENSES.   During the term of the Executive's employment
hereunder, he shall be entitled to receive prompt reimbursement for all reasonable expenses incurred by him (in accordance with the policies and procedures presently established by the Board for its senior executive officers) in performing services hereunder, provided that the Executive properly accounts therefore in accordance with Company policy. Such expenses shall include, if the Company relocates its principal executive offices, reasonable relocation expenses.

          (d)  FRINGE BENEFITS.   The Executive shall be entitled to
participate in or receive benefits under any pension plan, profit-sharing plan, savings plan, stock option plan, life insurance, health-and-accident plan or other fringe benefit type of arrangement made available by the Company at the commencement of this Agreement or made available in the future to its executives and key management employees, subject to and on a basis consistent with the terms, conditions and overall administration of such plan or arrangement presently in effect or made available in the future.

     4.   TERMINATION.

          (a)  DEATH.   The Executive's employment hereunder shall
terminate upon his death.

          (b)  DISABILITY; RETIREMENT.   This Agreement may be terminated
due to the Executive's "Disability", as follows: (i) within thirty (30) days after written notice of termination is given by the Company, if the Executive shall not have returned to the performance of his duties hereunder on a full time basis within the time set forth in such notice, if the Executive is unable to work on a full time basis for six (6) consecutive months, or for shorter periods aggregating eight (8) months in any fifteen (15) month period, due to Executive's mental or physical condition, or (ii) immediately upon written notice by the Company or the Executive if the Executive's mental or physical condition poses a direct threat to the health or safety of the Executive or others and such threat cannot be reasonably be eliminated by a reasonable accommodation. Termination by the Company of the Executive of his employment based on "Retirement" shall mean termination in accordance with the Company's retirement policy, including early retirement, generally applicable to its salaried employees or in accordance with any retirement arrangement established with the Executive's consent with respect to the Executive.

          (c)  CAUSE.   In the event that the Executive:  (i) commits any
material breach of this Agreement or substantially fails to perform duties hereunder, and such breach or failure to perform results in, or is a material factor contributing to, a material adverse change in the business of the Company or any of its affiliates, their businesses or reputations (other than by reason of the Executive's death or Disability); (ii) commits any fraudulent or felonious act in respect to duties either to the Company or any of its affiliates, or any act involving moral turpitude; or (iii) commits any willful malfeasance or gross negligence (in the discharge of duties to the Company or any of its affiliates) having a material adverse effect on the Company or any of its affiliates, their businesses, or reputations; then the Company shall have the right to (A) terminate this Agreement for "Cause" (as defined above) immediately upon written notice to the Executive specifying the reason for termination, or (B) suspend the Executive from duty, with or without pay, or (C) take such other action as the Board determines is in the best interest of the Company which action may be in lieu of or pending a decision as to whether to terminate this Agreement. Notwithstanding the foregoing, this Agreement shall not be terminated for

Cause unless and until the Executive is: (i) provided reasonable advance written notice of any proposed termination for Cause; (ii) provided reasonable advance opportunity to be heard by the Board, with counsel; and
(iii) provided a Notice of Termination (as defined below) adopted by resolution of the Board in accordance with the Company's bylaws and applicable law.

          (d)  NOTICE OF TERMINATION.   Any purported termination by the
Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4 hereof. For purposes of this Agreement, a "Notice of Termination" shall mean a notice which shall indicate the specific termination provision in this Agreement relied upon and shall set forth in reasonable detail the facts and circumstances claimed to provide a basis for termination.

          (e)  DATE OF TERMINATION, ETC.   "Date of Termination" shall mean
(i) if the Executive's employment is terminated for Disability, thirty (30) days after Notice of Termination is given (provided that the Executive shall not have returned to the performance of his duties on a full time basis during such thirty (30) days period), (ii) upon the Executive's death, and (iii) if the Executive's employment is terminated for any other reason, the date specified in the Notice of Termination.

     5.   COMPENSATION UPON TERMINATION OR DURING DISABILITY.

          (a)  DEATH.   If the Executive's employment shall be terminated
by reason of his death, the Company shall pay to his estate an amount equal to 100% of the Executive's compensation (Base Salary and incentive bonus) paid to the Executive during the year preceding his death. This amount shall be exclusive of and in addition to any payments the Executive's widow, beneficiaries or estate may be entitled to receive pursuant to any pension or employee benefit plan or life insurance policy presently maintained by the Company. Not later than the fifth day following the date the Company receives any benefits payable upon the death of the Executive from any policy of life insurance owned by the Company insuring the life of the Executive, the Company shall pay to his estate all such benefits. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect (except as otherwise set forth in such policies) and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder without the written consent of the Executive.

          (b)  DISABILITY.   During any period that the Executive fails to
perform his duties hereunder as a result of any Disability, the Executive shall continue to receive his full Base Salary at the rate then in effect and benefits all compensation paid during the period until the Executive's employment is terminated by the Company pursuant to Section 4(b) hereof, or until the Executive terminates his employment pursuant to Section 4(b) hereof, whichever first occurs. Thereafter, the Executive shall be paid 100% of his Base Salary at the rate then in effect for one (1) year following the Date of Termination and thereafter an annual amount equal to 60% of the Base Salary at the rate in effect immediately prior to the Notice of Termination, less, in each case, any disability payments otherwise payable by or pursuant to plans or insurance programs provided by the Company and actually paid to the Executive, in equal monthly installments until he reaches the age of sixty-five (65) or dies, whichever first occurs.

          (c)  CAUSE.   If the Executive's employment shall be terminated
by Cause, the Company shall pay the Executive his full Base Salary through the Date of Termination at the rate in effect at the time Notice of Termination is given and the Company shall have no further obligations to the Executive under this Agreement.

          (d)  COMPANY TERMINATION.   If the Executive's employment by the
Company shall be terminated by the Company other than for Cause, Retirement or Disability then the Executive shall be entitled to the benefits provided below:

     (A) In lieu of any further salary payments to the Executive for periods subsequent to the Date of Termination, the Company shall pay as severance pay to the Executive, not later than the fifth day following the Date of Termination, a lump sum severance payment equal to 100% of the Executive compensation (Base Salary and incentive bonus) paid or payable to the Executive for the year preceding his termination;

     (B) In addition to all other amounts payable to the Executive under this Subsection 5(d), the Executive shall be entitled to receive all benefits payable to him under any other plan or agreement relating to retirement benefits or to compensation previously earned and deferred, in accordance with the respective terms of such plans or agreements; not later than the fifth day following the Date of Termination, the Company shall transfer, assign and convey to the Executive at no charge to the Executive, all policies of life insurance owned by the Company insuring the life of the Executive, together with all accumulated cash value thereon, and all health and disability policies with the Executive to assume liability for all premium payments thereafter. The Company agrees that all policies of insurance on the life of the Executive owned by the Company as of the date of this Agreement shall remain in force and effect and the Company hereby agrees not to withdraw dividends earned or cash value accumulations paid or payable thereunder.

     (e)  MITIGATION.   The Executive shall not be required to mitigate the
amount of any payment provided for in Section 5 by seeking other employment or otherwise, nor shall the amount of any payment or benefit provided for in Section 5 be reduced by any compensation earned by the Executive as the result of employment by another employer or by retirement benefits after the Date of Termination or otherwise.

     6.   SUCCESSORS:  BINDING AGREEMENT.

          (a) The Company will require any successor (whether direct or indirect, by purchase, merger, consolidation or otherwise) to all or substantially all of the business and/or assets of the Company to expressly assume and agree to perform this Agreement in the same manner and to the same extent that the Company would be required to perform it if no such succession had taken place. Failure of the Company to obtain such assumption and agreement prior to the effectiveness of any such succession shall be a breach of this Agreement and shall entitle the Executive to compensation from the Company in the same amount and on the same terms as the Executive would be entitled in accordance with 5(d) hereunder if the Executive were terminated by the Company. As used in this Agreement, "Company" shall mean the Company as hereinbefore defined any successor to is business and/or assets as aforesaid which assumes and agrees to perform this Agreement by operation of law, or otherwise.

          (b) This Agreement shall inure to the benefit of and be enforceable by the Executive's personal or legal representatives, executors, administrators, successors, heirs, distributees, devisees and legatees. If the Executive should die while any amount would still be payable to him hereunder if he had continued to lie, all such amounts, unless otherwise provided herein, shall be paid in accordance with the terms of this Agreement to the Executive's devisees, legatee or other designee or if there is no such designee, to the Executive's estate. This Agreement is personal to the Executive and may not be assigned by him.

     7.   UNAUTHORIZED DISCLOSURE.   During the term of this Agreement, and
for a period of three (3) years thereafter, except as required by law, the Executive shall not, without the written consent of the Board or a person authorized thereby, disclose to any person, other than an employee of the Company or a person to whom disclosure is reasonably necessary or appropriate in connection with the performance by the Executive of his duties as an executive of the Company, any confidential information obtained by him while in the employ of the Company with respect to any of the Company's methods of manufacture or trade secrets; provided, however that confidential information shall not include any information known generally to the public (other than as a result of unauthorized disclosure by the Executive) or any information of a type not otherwise considered confidential by persons engaged in the same business or businesses similar to that conducted by the Company. The Executive shall by subject to all applicable common law restrictions on the use and disclosure by him of confidential information of the type described above. The provisions of this Section shall be binding upon the Executive's heirs, successors and legal representatives.

     8.   NON-SOLICITATION.   As an additional material inducement to the
Company to enter into this Agreement, the Executive agrees that without the prior written consent of the Company, he will not, either directly or indirectly, for himself or for any other person, firm or other business entity, at any time during the this Agreement or for one (1) year following the Date of Termination of this Agreement, solicit any business relationship with (a) any person(s) or entities that were customers (or employees of such customers) of the Company within the preceding two

(2) years, (b) any person(s) or entities which had been solicited by the Company to become customers during the preceding two (2) years, (c) any person(s) or entities the Company had documented plans to solicit during the Executive's employment at the time of the termination of this Agreement for the purposes of providing services similar to those provided by the Company, including, without limitation, as a consultant, director, officer, manager, supervisor or employee of any entity. This provision shall not apply if the Executive is terminated by the Company other than for Cause.

     9.   VIOLATION.   The Executive agrees that his violation or
threatened violation of any of the provision of Sections 7 and 8 of this Agreement shall cause immediate and irreparable harm to the Company, and, in such event, an injunction restraining the Executive from such violation may be entered against the Executive in addition to any other relief available to the Company. In the event an injunction is issued against any such conduct by the Executive, the periods referred to in Section 7 and 8 of this Agreement shall continue for a minimum of six (6) months from the date a final judgment enforcing such provisions is entered and the time for appeal has lapsed. In the event any court finds the restrictions in Sections 7 and/or 8 to be unreasonable in scope, time, or geographic area, the court may modify such provision as necessary to make such restriction reasonable.

     10.  NOTICE.   For purposes of this Agreement, notices and all other
communications provided for in this Agreement shall be in writing and shall be deemed to have been duly given when delivered or mailed by United States registered mail, return receipt requested, postage prepaid, addressed as follows:

                    If to the Executive:

                    ______________________________
                    ______________________________
                    ______________________________
                    ______________________________

                    If to the Company:

                    NETWORK LONG DISTANCE, INC.
                    525 Florida Street
                    Baton Rouge, LA  70801

or to such other address as either party may have furnished to the other in writing in accordance herewith, except that notice of change of address shall be effective only upon receipt.

     11.  MISCELLANEOUS.   No provisions of this Agreement may be modified,
waived or discharged unless such waiver, modification or discharge is agreed to in writing and signed by the Executive and such officer as may be specifically designated by the Board. No waiver by either party hereto at any time of any breach by the other party hereto of, or compliance with, any condition or provision of this Agreement to be performed by such other party shall be deemed a waiver of similar or dissimilar provisions or conditions at the same or at any prior or subsequent time. No agreements or representations, oral or otherwise, express or implied, with respect to the subject matter hereof have been made by either party which are not expressly set forth in this Agreement. The validity, interpretation, construction and performance of this Agreement shall be governed by the laws of the State of Louisiana.

     12. GOVERNING LAW; CONSENT TO JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Virginia. The parties hereto hereby submit to the exclusive jurisdiction of the courts of the Commonwealth of Virginia and the United States District Court located in Newport News, Virginia, and each waives any objection based on forum non conveniens, and any objection to venue of any action instituted hereunder. The parties hereto each hereby agree that the exclusive and appropriate forums for any dispute hereunder are the courts of the Commonwealth of Virginia and the United States District Court located in Newport News, Virginia, and agree not to institute any action in any other forum.

     13.  VALIDITY.   The invalidity or unenforceability of any provision
of this Agreement shall not effect the validity or enforceability of any other provision of this Agreement, which shall remain in full force and effect.

     14.  COUNTERPARTS.   This Agreement may be executed in several
counterparts, each of which shall be deemed to be an original but all of which together will constitute one and the same instrument.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date and year first above written.

                              NETWORK LONG DISTANCE, INC.

                              By: ______________________________________

                              Name: ____________________________________

                              Title: ___________________________________



                              THE EXECUTIVE


                              __________________________________________

                                                           EXHIBIT 2.4(f)


                    FORM OF OPINION OF NETWORK'S COUNSEL
                    ------------------------------------


     The term "Transaction Documents" used in this Exhibit means the Agreement and Plan of Merger dated April ___, 1997, by and among Network Long Distance, Inc., Water Acquisition Corp., Eastern Telecom International Corporation and the Shareholders of Eastern Telecom International Corporation (the "Merger Agreement") and the Escrow Agreement, Registration Rights Agreement and Employment Agreements to be executed and delivered by some or all of the Shareholders at the Closing.

     The opinion of Network's counsel shall be dated the Closing Date, addressed to Eastern, satisfactory in scope and form to Eastern and its counsel, and shall be to the effect that:

     1. Network is a corporation, duly organized, validly existing, and in good standing under the laws of the state of Delaware with full corporate power and authority to own its assets and to carry on the businesses in which it is now engaged. Acquisition is a corporation duly organized, validly existing, and in good standing under the laws of the Commonwealth of Virginia with full corporate power and authority to own its assets and to carry on the business contemplated under the Merger Agreement.

     2. All necessary corporate proceedings of Network and Acquisition have been validly taken to authorize the execution, delivery and performance of the Transaction Documents, and the consummation of the transactions contemplated thereby.

     3. Network and Acquisition each has full power and authority to execute, deliver, and perform each Transaction Document to which it is a party; the Transaction Documents have been duly authorized, executed and delivered by Network and Acquisition, as applicable; the Transaction Documents constitute legal, valid and binding obligations of Network and Acquisition, as applicable, and (subject to applicable bankruptcy, insolvency and other laws affecting the enforceability of creditors' rights generally) the Transaction Documents are enforceable in accordance with their terms;

     4. The issuance of the Share Consideration in connection with the Merger has been duly authorized by the Board of Directors of Network. The Share Consideration, when issued, shall be validly issued, fully paid and nonassessable.

     5. The execution, delivery and performance of the Transaction Documents by Network and Acquisition will not conflict with, nor constitute a default under, the certificate of incorporation or bylaws of Network or the articles of incorporation or bylaws of Acquisition; nor will the execution, delivery and performance of the Transaction Documents by Network and Acquisition conflict with, or constitute a default under, any material contract to which they are a party, or violate any law or any order, rule or regulation applicable, thereto, of any court or of any regulatory body, administrative agency, or other governmental instrumentality having jurisdiction over them or their properties known to such counsel; provided, however, that no opinion is expressed with respect to orders, rules or regulations of the Federal Communications Commission or of state public service commissions or similar state regulatory commissions or authorities.

     6. No authorization, approval, consent or license of any governmental or regulatory body is required in connection with the execution, delivery, and performance of the Transaction Documents by Network and Acquisition or the taking of any action contemplated therein, or, if so required, all such authorizations, approvals, consents, and licenses have been obtained, delivered to Network, and are in full force and effect; provided, however, that no opinion is expressed with respect to authorizations, approvals, consents or licenses of the Federal Communications Commission or of state public service commissions or similar state regulatory commissions or authorities.

     7. To counsel's actual knowledge, there is no action, suit, proceeding, or claim pending or threatened against Network or Acquisition, its property or businesses calling into question the validity of the Merger, or seeking to enjoin the transactions contemplated by the Merger Agreement.

     The opinion of counsel shall cover such other matters relating to the transaction as Eastern may reasonably request. With respect to matters of fact on which such opinion is based, such counsel may be entitled to rely on appropriate certificates, in form and content approved by Eastern and its counsel, of public officials and officers of Network.

                                                              EXHIBIT 3.1

                                 BY LAWS
                                   OF
                   EASTERN TELECOM ACQUISITION COMPANY


                                ARTICLE 1

                         SHAREHOLDERS' MEETINGS

     Section 1. Annual Meeting. The annual meeting of the Shareholders for the election of directors and the transaction of such other business as may properly come before it shall be held at the principal office of EASTERN TELECOM ACQUISITION COMPANY (the "Corporation") in the City of Newport News, Commonwealth of Virginia, or at such place within or without the Commonwealth of Virginia as shall be set forth in the notice of annual meeting. The meeting shall be held on second Tuesday of July of each and every year, at 2:30 p.m. or at such other date and time as is designated in the notice of annual meeting. The Secretary shall give the notice of annual meeting, which shall include the place, date and hour of the meeting. Such notice shall be given, either personally or by mail, not less than ten (10) nor more than sixty (60) days before the meeting date. If mailed, the notice shall be addressed to the Shareholder at his address as it appears on the Corporation's record of Shareholders, unless he shall have filed with the Secretary of the Corporation a written request that notices intended for him are to be mailed to a different address. Notice of annual meetings may be waived by a Shareholder by submitting a signed waiver to the Secretary of the Corporation either before or after the meeting, or by attendance at the meeting.

     Section 2. Special Meeting. Special meetings of the Shareholders may be called by the Chairman of the Board, the President, the Board of Directors or upon written request of the holder(s) of not less than twenty percent (20%) of all the shares entitled to vote at such meetings, such request being sent by certified mail or hand-delivered to the president or secretary. Special meetings of the Shareholders shall be held at a time and place specified in the notice thereof, which notice shall not be less than twenty-four (24) hours, nor more than ten (10) days after the meeting is called in accordance with the foregoing. Only business within the purpose(s) described in the meeting notice may be conducted at a special Shareholders' meeting.

     Section 3. Quorum. The presence, in person or by proxy, of the holders of a majority of the outstanding shares entitled to vote shall constitute a quorum for the transaction of business at all meetings of Shareholders. If a quorum does not exist, less than a quorum may adjourn the meeting to a future date at which a quorum shall be present or represented. At such adjourned meeting, any business may be transacted which might have been transacted at the meeting as originally called.

     Section 4. Record Date. The Board of Directors may fix in advance the record date for the determination of Shareholders entitled to notice of a meeting, or for any other purposes requiring such a determination. The record date may not be more than seventy (70) days before the meeting or action.

     A determination of Shareholders entitled to notice of, or to vote at, a Shareholders meeting is effective for any adjournment of the meeting unless the meeting is adjourned to a date more than one hundred twenty

(120) days after the date fixed for the original meeting. In such case, a new record date must be fixed, and notice must be given to all persons who are Shareholders as of the new record date.

     Section 5. Voting. A Shareholder entitled to vote at a meeting may vote in person or by proxy. Except as otherwise provided by the Virginia Stock Corporation Act or the Articles of Incorporation, every Shareholder shall be entitled to one vote for each share standing in his name on the Corporation's record of Shareholders. Except as otherwise provided by these Bylaws, the Articles of Incorporation, or the Virginia Stock Corporation Act, the affirmative vote of a majority of the shares represented at the meeting and entitled to vote shall be the act of the Shareholders.

     Section 6. Proxies. Every proxy must be dated and signed by the Shareholder or by his attorney-in-fact. No proxy shall be valid after the expiration of eleven (11) months from the date of its execution, unless otherwise provided therein. Every proxy shall be revocable at the pleasure of the Shareholder executing it, except where an irrevocable proxy is permitted by statute.

     Section 7. Consents. Actions required or permitted by the Virginia Stock Corporation Act, the Articles of Incorporation or these Bylaws, to be taken at a Shareholder meeting may be taken without a meeting if one or more written consents are signed by all the Shareholders entitled to vote on the action and such consents are delivered to the Secretary.


                               ARTICLE II

                                DIRECTORS

     Section 1. Number and Qualifications. The Board of Directors (hereinafter, "Board of Directors" or "Board") shall consist of at least one (1) member and not more than nine (9). Directors need not be Shareholders of the Corporation. The number of directors may be changed by an amendment to the Bylaws adopted by the Shareholders.

     Section 2. Manner of Election. The directors shall be elected at the annual meeting of the Shareholders by a plurality vote.

     Section 3. Term of Office. The term of office of each director shall be until the next annual meeting of the Shareholders and until his successors has been duly elected and has qualified.

     Section 4. Duties and Powers. The Board of Directors shall control and manage the affairs and business of the Corporation. The directors may adopt such rules and regulations for the conduct of their meetings and the management of the Corporation as they may deem proper, not inconsistent with the Virginia Stock Corporation Act, the Articles of Incorporation or these Bylaws.

     Section 5. Meetings. The Board of Directors shall meet for the election or appointment of officers and for the transaction of any other business as soon as practicable after the adjournment of the annual meeting of the Shareholders. Other regular meetings of the Board shall be held at such times as the Board may from time to time determine.

     Special meetings of the Board of Directors may be called by the President at any time. Upon the written request of any two directors, the President must call a special meeting to be held not more than seven (7) days after the receipt of such request.

     Section 6. Notice of Meetings. No notice need be given of any regular meeting of the Board. The Secretary shall serve notice of special meetings upon each director in person or by certified mail, return receipt requested, addressed to him at his last known post office address, at least ten (10) days prior to the date of such meeting, specifying the time and place of the meeting and the business to be transacted. At any meeting at which all of the directors shall be present, although held without notice, any business may be transacted which might have been transacted if the meeting had been duly called.

     Section 7. Place of Meeting. The Board of Directors may hold its meeting within or without the Commonwealth of Virginia, at such place as may be designated in the notice of the meeting.

     Section 8. Quorum. At any meeting of the Board of Directors, the presence of a majority of the Board shall constitute a quorum for the transaction of business. Should a quorum not be present, a lesser number may adjourn the meeting to some further time, not more than seven (7) days later.

     Section 9. Voting. At all meetings of the Board of Directors, each director shall have one vote irrespective of the number of shares that he may hold. If a quorum is present for a Board meeting, the vote of a majority of the Board, except as otherwise provided by the Virginia Stock Corporation Act or the Articles of Incorporation, shall be the act of the Board.

     Section 10. Compensation. Each director shall be entitled to receive for attendance at each meeting of the Board, or of any duly constituted committee of the Board, such fee as is fixed by the Board.

     Section 11. Vacancies. Any vacancy occurring in the Board of Directors by death, resignation, or otherwise, shall be filled promptly by a majority vote of the remaining directors at a special meeting which shall be called for that purpose within thirty (30) days after the occurrence of the vacancy. The director thus chosen shall hold office for the unexpired term of his predecessor and until the election and qualification of his successor.

     Section 12. Removal of Directors. The Shareholders may, by majority vote, remove a director with or without cause at a special meeting expressly called for such purpose. Notice of the meeting must specifically state that the purpose of the meeting is to remove the director. Except as otherwise prescribed by the Virginia Stock Corporation Act, a director may also be removed for cause by vote of a majority of the entire Board.

     Section 13. Resignation. Any director may resign his office at any time be delivering written notice to the Board, the President or the Secretary. A resignation is effective upon delivery of the notice.

                               ARTICLE III

                                OFFICERS

     Section 1. Officers and Qualifications. The officers of the Corporation shall consist of a President and a Secretary. Other officers of the Corporation may include one (1) or more Vice Presidents, a Treasurer and such other officers as the Board of Directors may appoint. The same individual may simultaneously hold more than one (1) office.

     Section 2. Election. All officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the annual meeting of Shareholders.

     Section 3. Term of Office. All officers shall hold office until their successors have been duly elected and have qualified, or until removed as hereinafter provided.

     Section 4. Removal of Officers. Any officer may be removed with or without cause by the vote of a majority of the Board of Directors.

     Section 5. Duties of Officers. The duties and powers of the officers of the Corporation shall be as follows and as shall hereafter be set by resolution of the Board of Directors.


                                PRESIDENT

     A. The President shall preside at all meetings of the Board of Directors and at all meetings of the Shareholders.

     B. He shall present at each annual meeting of the Shareholders and directors a report of the condition of the business of the Corporation.

     C. He shall cause to be called regular and special meetings of the Shareholders and directors as required by the Virginia Stock Corporation Act and these Bylaws.

     D. He shall, subject to the approval of the Board, appoint, discharge, and fix the compensation of all employees and agents of the Corporation other than the duly elected officers.

     E. He has authority to sign and execute, in the name of the Corporation, all contracts, and all notes, drafts, or other orders for the payment of money.

     F.  He shall sign all certificates representing shares.

     G. He shall cause all books, reports, statements, and certificates to be properly kept and filed as required by the Virginia Stock Corporation Act.

     H. He shall enforce these Bylaws and perform all duties incident to his office required by the Virginia Stock Corporation Act. Generally, he shall supervise and control the business and affairs of the Corporation.

     I. He shall, in the absence of any officer, resume any absent officer's duties as set forth in these Bylaws.


                             VICE PRESIDENT

     During the absence or incapacity of the President, the Vice President in order of seniority of election shall perform the duties of the President, and when so acting, he shall have all the powers and be subject to all the responsibilities of the office of President, and shall perform such duties and functions as the Board may prescribe.


                                SECRETARY

     A. The Secretary shall keep the minutes of the meetings of the Board of Directors and of the Shareholders in appropriate books. He shall also keep a record of all actions taken, with or without a meeting, by the Shareholders, Board of Directors or any committee of the Board.

     B. He shall attend to the giving of notice of special meetings of the Board of Directors and of all the meetings of the Shareholders of the Corporation.

     C. He shall be custodian of the records and seal of the Corporation and shall affix the seal to the certificates representing shares and other corporate papers when required.

     D. He shall keep a record of the Shareholders containing the names of all Shareholders, their places of residence, the number and class of shares held by each and the dates when each became owners of record. He shall keep a record of all written communications to Shareholders generally within the past three (3) years.

     E. He shall keep all records open for inspection, daily during the usual business hours, within the limits prescribed by the Virginia Stock Corporation Act. At the request of the person entitled to an inspection thereof, he shall prepare and make available a current list of the officers and directors of the Corporation and their business addresses.

     F. He shall sign all certificates representing shares and affix the corporate seal.

     G. He shall attend to all correspondence and present to the Board of Directors at its meeting all official communications received by him.

     H. He shall perform all the duties incident to the office of Secretary of the Corporation.


                                TREASURER

     A. The Treasurer shall have the care and custody of and be responsible for all the funds and securities of the Corporation, and shall deposit funds and securities in the name of the Corporation in such banks or safe deposit companies as the Board of Directors may designate.

     B. He has authority to make, sign, and endorse, in the name of the Corporation, all checks, drafts, notes, and other orders for the payment of money, and pay out and dispose of such under the direction of the President or the Board of Directors.

     C. He shall keep at the principal office of the Corporation accurate books of account of all its business and transactions and shall at all reasonable hours exhibit books and accounts to any director upon application at the office of the Corporation during business hours.

     D. He shall render a report of the condition of the finances of the Corporation at each regular meeting of the Board of Directors and at such other times as shall be required of him, and he shall make a full financial report at the annual meeting of the Shareholders.

     E. He shall further perform all duties incident to the office of Treasurer of the Corporation.

     F. If required by the Board of Directors, he shall give such bond as it shall determine appropriate for the faithful performance of his duties.


                             OTHER OFFICERS

     Other officers shall perform such duties and have such powers as may be assigned to them by the Board of Directors.

     Section 6. Vacancies. All vacancies in any office shall be filled promptly by the Board of Directors, either at regular meetings or at a meeting specially called for that purpose.

     Section 7. Compensation of Officers. The officers shall receive such salary or compensation as may be fixed by the Board of Directors.

     Section 8. Reimbursement of Compensation of Officers. Any payments made to an officer of the Corporation such as salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer to the Corporation to the full extent of such disallowance.

     It shall be the duty of the directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.


                               ARTICLE IV

                                 SHARES

     Section 1. Certificates. The shares of the Corporation shall be represented by certificates prepared by the Board of Directors and signed by the President and the Secretary. The certificates shall be numbered consecutively and in the order in which they are issued, and a record shall be maintained of the name of the person to whom the shares represented by each such certificate is issued, and the number and class or series of such shares, and the date of issue. Each certificate shall state the registered holder's name, the number and class of shares represented, the date of issue, the par value of such shares, or that they are without par value.

     Section 2. Subscriptions. Subscriptions to the shares shall be paid at such times and in such installments as the Board of Directors may determine. If default shall be made in the payment of any installment as required by such resolution, the Board may, in the manner prescribed by the Virginia Stock Corporation Act, declare the shares and all previous payments thereon forfeited for the use of the Corporation.

     Section 3. Transfer of Shares. The shares of the Corporation shall be assignable and transferable only on the books and records of the Corporation and by the registered owner, or by his duly authorized attorney, upon surrender of the certificate duly and properly endorsed with proper evidence of authority to transfer. The Corporation shall issue a new certificate for the shares surrendered to the person or persons entitled to receive such shares.

     Section 4. Return Certificates. All certificates for shares changed or returned to the Corporation for transfer shall be marked by the Secretary "Canceled," with the date of cancellation, and the transaction shall be immediately recorded in the certificate book opposite the memorandum of their issue. The returned certificate may be inserted in the certificate book.


                                ARTICLE V

                              DISTRIBUTIONS

     The Board of Directors, at any regular or special meeting, may authorize and make distributions to its Shareholders. However, no distribution may be made if, after giving it effect: (1) the Corporation would not be able to pay its debts as they become due in the usual course of business, or (2) the Corporation's total assets would be less than its total liabilities.

                               ARTICLE VI

                            BILLS, NOTES ETC.

     All bills payable, notes, checks, drafts, warrants, or other negotiable instruments of the Corporation shall be made in the name of the Corporation and shall be signed by the President or Secretary, or by such officer or officers as the Board of Directors shall from time to time by resolution direct.

     No officer or agent of the Corporation, either singly or jointly with others, shall have the power to make any bill payable, note, check, draft, warrant, or other negotiable instrument, or endorse the same in the name of the Corporation, or contract or cause to be contracted any debt of liability in the name and on behalf of the Corporation except as herein expressly prescribed and provided.


                               ARTICLE VII

                                OFFICERS

     The principal office of the corporation shall be located in the City of Newport News, Commonwealth of Virginia. The Board of Directors may change the location of the principal office of the Corporation and may, from time to time, designate other offices within or without the state as the business of the Corporation may require.


                              ARTICLE VIII

                               AMENDMENTS

     These Bylaws may be altered, amended, repealed, or added to by the affirmative vote of a majority of the Shareholders entitled to vote in the election of any director at an annual meeting or a special meeting called for that purpose, provided that a written notice shall have been sent to each Shareholder of record entitled to vote at such meeting at his last known post office address at least ten (10) days before the date of such annual or special meeting. The notice shall state the alterations, amendments, additions, or changes which are proposed to be made in such Bylaws. Only such changes shall be made as have been specified in the notice. The Bylaws may also be altered, amended or repealed, or new Bylaws adopted by a majority of the entire Board of Directors at a regular or special meeting of the Board. However, any Bylaws adopted by the Board may be altered, amended, or repealed by the Shareholders.

                               ARTICLE IX

                            WAIVER OF NOTICE

     Whenever under the provisions of these Bylaws or the Virginia Stock Corporation Act, any Shareholder or director is entitled to notice of any regular or special meeting or of any action to be taken by the Corporation, such meeting may be held or such action may be taken without the giving of such notice, provided every Shareholder or director entitled to such notice waives the notice requirement in a signed writing delivered to the Secretary of the Corporation.


                                ARTICLE X

                                 GENDER

     All pronouns shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the party may require.


                               ARTICLE XI

                             INDEMNIFICATION

     Section 1. Each person now or afterwards a director or officer of the Corporation (and such person's heirs, executors and administrators) shall (subject to Section 4 below) be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) to which he was or is a party or is threatened to be made a party by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in the manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or on a plea of nolo contendere or its equivalent, shall not of itself create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, that such person had reasonable cause to believe that his conduct was unlawful.

     Section 2. Each person now or hereafter a director or officer of the Corporation (and such person's heirs, executors and administrators) shall (subject to Section 4 below) be indemnified by the Corporation against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with any threatened, pending or completed action or suit by or in the right of the

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

Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, if he acted in good faith and in the manner he reasonably believed to be in or not opposed to the best interests of the Corporation, provided that no indemnification shall be made in respect of any such claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, in light of all the circumstances of the case such person is fairly and reasonably entitled to indemnity for such expenses as the court shall deem proper. The termination of any action, suit or proceeding by judgment, order, settlement, shall not of itself create a presumption that such person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation.

     Section 3. To the extent that a director or officer of a Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in Sections 1 and 2, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

     Section 4. Any indemnification under Sections 1 and 2 (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case on a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth in Sections 1 and 2. Such determination shall be made (a) by the Board of Directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (b) if such a quorum is not obtainable, or, even if obtainable a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or (c) by the stockholders.

     Section 5. Expense (including attorneys' fees) incurred in defending an action, suit or proceeding, whether civil, criminal, administrative, arbitrative or investigative, may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding as authorized in the manner provided in Section 4 on receipt of an undertaking by or on behalf of the director or officer to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the Corporation as authorized in this Section.

     Section 6. The Board of Directors shall have the power to make any other or further indemnity, including with respect to criminal proceedings (by determination made by a majority vote of a quorum consisting of directors who were not parties to such proceedings), to any officer or director, except an indemnity against his gross negligence or willful misconduct. Each such indemnity may continue as to a person who has ceased to have the capacity referred to above and may inure to the benefit of the heirs, executors and administrators of such a person.

     Section 7. The Board of Directors shall have power to purchase and maintain insurance on behalf of any person who is or was a director or officer against any liability asserted against him and incurred by him in any such capacity or as a result of his serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise or arising out of his status as any of the foregoing, whether or not the Corporation would have the power to indemnify him against such liability under any provision of this
Article XI.

     Section 8. For the purpose of this Article XI, references to "Corporation" include all constituent corporations absorbed in a consolidation or merger as well as the resulting or surviving corporation, so that any person who is or was a director, officer, employee or agent of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise shall stand in the same position under the provisions of this Article with respect to the resulting or surviving corporation as he would if he had served the resulting or surviving corporation in the same capacity.









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